PROSPECTUS & APPLICATION

FRANKLIN TEMPLETON
GERMAN GOVERNMENT
BOND FUND

INVESTMENT STRATEGY

GLOBAL INCOME

Advisor Class

Advisor

JANUARY 1, 1997

Franklin Templeton Global Trust

This prospectus describes the Advisor Class shares of Franklin Templeton German Government Bond Fund (the "Fund"). It contains information you should know before investing in the Fund. Please keep it for future reference.

The Fund's Advisor Class SAI, dated January 1, 1997, as may be amended from time to time, includes more information about the Fund's procedures and policies. It has been filed with the SEC and is incorporated by reference into this prospectus. For a free copy or a larger print version of this prospectus, call 1-800/DIAL BEN or write the Fund at the address shown.

Advisor Class shares are only available for purchase by certain persons, including, among others, certain financial institutions (such as banks, trust companies, savings institutions and credit unions); government and tax-exempt entities; pension, profit sharing and employee benefit plans; certain qualified groups, including family trusts, endowments, foundations and corporations; Franklin Templeton Fund Allocator Series; and directors, trustees, officers and full-time employees (and their family members) of Franklin Templeton Group and the Franklin Templeton Group of Funds. See "About Your Account."

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This prospectus is not an offering of the securities herein described in any state in which the offering is not authorized. No sales representative, dealer, or other person is authorized to give any information or make any representations other than those contained in this prospectus. Further information may be obtained from Distributors.

FRANKLIN

TEMPLETON GERMAN GOVERNMENT BOND FUND -

ADVISOR CLASS

JANUARY 1, 1997

When reading this prospectus, you will see certain terms beginning with capital letters. This means the term is explained in our glossary section.

Table of Contents

About the Fund

Expense Summary.............................
How does the Fund Invest its Assets?........
What are the Fund's Potential Risks?........
Who Manages the Fund?.......................
How does the Fund Measure Performance?......
How is the Trust Organized?.................
How Taxation Affects You and the Fund.......
About Your Account
How Do I Buy Shares?........................
May I Exchange Shares for Shares of Another Fund?
How Do I Sell Shares?.......................
What Distributions Might I Receive from the Fund?
Transaction Procedures and Special Requirements
Services to Help You Manage Your Account....
Glossary
Useful Terms and Definitions ...............

777 Mariners Island Blvd.
P.O. Box 7777
San Mateo
CA 94403-7777
1-800/DIAL BEN

ABOUT THE FUND

EXPENSE SUMMARY

This table is designed to help you understand the costs of investing in the Fund. Because Advisor Class shares were not offered to the public before January 1, 1997, the table is based on the historical expenses of the Class I shares of the Fund, after fee waivers and expense reductions, for the fiscal year ended October 31, 1995+. Your actual expenses may vary.

A. Shareholder Transaction Expenses++

   Maximum Sales Charge Imposed on Purchases                 None
   Exchange Fee (per transaction)                            $5.00+++
B. Annual Fund Operating Expenses
 (AS A PERCENTAGE OF AVERAGE NET ASSETS)
   Management Fees                                            0.51%++++
   Rule 12b-1 Fees                                            None
   Other Expenses                                             0.55%
   Total Fund Operating Expenses                              1.06%

C.  Example

   Assume the annual return for Advisor Class shares is 5% and operating expenses are as described above. For each $1,000 investment, you would pay the following projected expenses if you sold your shares after the number of years shown.

   1 YEAR              3 YEARS           5 YEARS              10 YEARS
    $41                    $63               $87                  $156

   THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. The Fund pays its operating expenses. The effects of these expenses are reflected in the Net Asset Value or the dividends paid on Advisor Class shares and are not directly charged to your account.

+Unlike Advisor Class shares, the Class I shares of the Fund have a front-end sales charge and Rule 12b-1 fees.

++If your transaction is processed through your Securities Dealer, you may be charged a fee by your Securities Dealer for these services.

+++$5.00 fee is only for Market Timers. We process all other exchanges without a fee.

++++Advisers has agreed in advance to limit its management fee so that the Fund's aggregate annual operating expenses do not exceed 1.25% of the Fund's average net assets for the current fiscal year. Absent this reduction, management fees would have represented 0.55% of the Fund's average net assets.

HOW DOES THE FUND INVEST ITS ASSETS?

THE FUND'S INVESTMENT OBJECTIVE

The Fund's investment objective is to seek, over the long-term, total return through investment in a managed portfolio of German government bonds.

The Fund is designed for U.S. investors who wish to invest in German government bonds for the purpose of seeking one or more of the following potential benefits:

o Higher current yields than may be available on U.S. government bonds

o Capital appreciation resulting from a decline in German interest rates and a corresponding increase in German government bond prices

o Currency gains from an increase in the value of the German mark relative to the U.S. dollar

o Safety of principal due to the high credit quality of German government bonds

o Portfolio diversification outside the U.S. through German currency and interest rate exposure

o Protection of global purchasing power in the event of higher U.S. inflation rates and/or depreciation of the U.S. dollar relative to the German mark

The objective is a fundamental policy of the Fund and may not be changed without shareholder approval. Of course, there is no assurance that the Fund's objective will be achieved or that any of the potential benefits listed above will be realized.

TYPES OF SECURITIES IN WHICH THE FUND MAY INVEST

Under normal market conditions, the Fund will invest between 65% and 100% of its total assets in debt obligations issued or guaranteed by the Federal Republic of Germany, its agencies, instrumentalities and political subdivisions ("German government obligations"); and securities backed exclusively by loans to public sector institutions, known as Offentliche Pfandbriefe or global Pfandbriefe). The German government obligations or Pfandbriefe in which the Fund invests are denominated in the German mark and are rated, at the time of purchase, triple A by a U.S. nationally recognized rating service, such as S&P or Moody's, or, if unrated, are considered by the Investment Managers to be of comparable quality to triple A rated instruments, the highest rating given by the rating services. The Fund currently intends to limit its investments in Pfandbriefe to no more than 20% of its total assets. For liquidity purposes, the Fund may invest up to 5% of its total assets in U.S. dollar denominated cash and money market instruments, such as U.S. Treasury bills.

It is possible, although not anticipated, that the Fund may invest up to 35% of its total assets in (i) German mark-denominated bonds and other debt instruments issued by sovereign governments other than the Federal Republic of Germany and by supranational organizations (such as the World Bank) that are rated, at the time of purchase triple A by S&P or Moody's, or in securities that are unrated if, in the opinion of the Investment Managers, they are of comparable quality to triple A rated instruments; and (ii) cash and money market instruments denominated in the German mark that are rated at time of purchase A-1+ by S&P and/or P-1 by Moody's, or that, if unrated, are in the opinion of the Investment Managers to be of comparable high quality.

The Fund may occasionally hold significant cash or cash equivalents denominated in German marks until suitable investment positions are available. You should understand that in order to preserve its favorable tax status, the Fund may regularly hold 25% or less of its assets in obligations issued or guaranteed by the Federal Republic of Germany even while holding 65% or more of its total assets in German government obligations (as defined above). As a temporary measure, the Fund may reduce its investment in German government obligations and/or increase its investment in U.S. government and agency securities from time to time to preserve its favorable tax status.

The rate of exchange between the U.S. dollar and the German mark fluctuates. As a result, the Fund generally will experience gains and losses attributable to those fluctuations. The Fund does not generally position hedge or otherwise attempt to limit its exposure to German mark currency risk and, therefore, is designed for investors who are prepared to accept the risk of currency fluctuations.

Changes in German market interest rates will affect the market value of the Fund. When German market interest rates rise, the market value of the Fund's securities generally will decline. Conversely, when German market interest rates decline, the market value of the Fund's securities generally will rise. The Fund's Investment Managers will actively manage the Fund's portfolio maturity structure in an attempt to achieve positive returns for the Fund over time from changes in interest rates. See "What Are the Fund's Potential Risks?"

Under normal market conditions, the Fund's weighted average portfolio maturity will be at least five years. For temporary, defensive purposes, however, the Fund's weighted average portfolio maturity may be less than five years.

The Investment Managers invest the Fund's assets based on a number of factors, including, (i) the current level of interest rates on German government obligations of various maturities and (ii) its view of future movements of those interest rates. In determining the Fund's maturity structure, the Investment Managers consider many factors pertaining to the German economy, including the current stage of the economic cycle, government fiscal and monetary policy, inflation expectations, the relationship of interest rates of varying maturities, (i.e., the slope of the yield curve), currency market outlook, and economic growth prospects within Germany and around the world.

German Government Obligations. German government obligations generally are considered by rating agencies to be among the highest credit quality debt instruments worldwide. In addition, the Bundesbank (the German central bank) generally is viewed as among the most disciplined and earnest central banks in the world in its policies of fighting domestic inflation and protecting the international value of the German mark.

The German bond market is the third largest in the world and currently also one of the fastest growing. The fall of the Berlin Wall in 1989 and after the reunification of what were previously East Germany and West Germany in 1990 have significantly increased German public sector financing needs and caused substantial recent growth of the German government bond market.

According to Merrill Lynch, the face amount of German mark-denominated bonds outstanding as of December 31, 1994, was approximately 4.02 trillion marks (U.S. $2.68 trillion). Of this total, German government and agency bonds accounted for
1.276 trillion marks (U.S. $851 billion), or about 32% of the total market. Liquidity in the German government bond market is considered by the Fund's Investment Managers to be very high.

The table below shows publicly issued German bonds outstanding, by issuer type, as of December 31, 1994. U.S. bond market statistics are also provided for comparison purposes.

Comparative Bond Market Statistics (in U.S. $billions)

ISSUER TYPE                               GERMANY         U.S.

Central government                       $ 718.9        $2,392.2

Central government agency
 & government guaranteed                   132.2         2,176.0

State and local                            424.6           921.0

Corporates                                 957.2         2,246.5

Other, foreign,
 international and Euros                   449.5           856.1

Total                                   $2,682.4        $8,591.8

Source: Merrill Lynch

Certain German government obligations are issued or otherwise guaranteed by the Federal Republic of Germany. These obligations carry the explicit full faith and credit backing of the German government and include direct obligations of the government (Bunds), as well as certain government agency issues, such as the German Unity Fund (Fonds Deutsche Einheit), established to help pay for the reconstruction of former East Germany's economy, and the Treuhandanstalt, established to facilitate the privatization of assets of former East Germany.

Other German government obligations are guaranteed by their issuing agency, instrumentality or political subdivision, but do not carry the explicit full faith and credit guarantee of the German government. The Fund will invest only in obligations that the Investment Managers consider to be of credit quality substantially equivalent to direct obligations of the German government. Issuers presently satisfying this standard include the German Federal Railways (Bundesbahn), the German Post Office (Bundespost), the Kreditanstalt fur Wiederaufbau ("KFW"), as well as certain of the 16 separate federal states (Lander) comprising Germany.

Pfandbriefe - These are German non-callable, fixed income securities, known as Offentliche Pfandbriefe and global Pfandbriefe. Global Pfandbriefe represents a pool of Offentliche Pfandbriefe which are issued by German privately owned mortgage banks and collateralized by loans to public sector institutions.

OTHER INVESTMENT POLICIES OF THE FUND

Forwards, Futures and Option Contracts. The Fund may use forward foreign currency exchange contracts ("forwards"), futures contracts ("futures"), option contracts on futures and over-the-counter ("OTC") options (collectively, "options") in the management of its investment portfolio.

A forward is individually negotiated and privately traded by currency traders (usually large commercial banks) and their customers. There are generally no deposit requirements, and the contracts are traded at a net price without commission. A forward involves an obligation to exchange one specific currency for another specific currency (e.g., an obligation to exchange U.S. dollars for German marks) at an agreed-upon rate of exchange at a future date, which may be any fixed number of days from the date of the contract. The market for forwards involving the exchange of U.S. dollars and German marks is highly liquid.

A bond (or currency) future is an agreement to buy or sell a specified quantity of bonds (or currency) at an agreed-upon price on a specified date. When the Fund enters into a futures contract, it must make an initial deposit, known as "initial margin", as a partial guarantee of its performance under the contract. As the value of the currency fluctuates, either party to the contract is required to make additional margin payments, known as "variation margin," to cover any additional obligation it may have under the contract.

An option gives the holder (buyer) of the option the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified amount of a particular security or currency (such as German government obligations or German marks), or a specified number of futures on the security or currency, on a specified date and price. The option buyer pays the option seller a negotiated premium upon the establishment of the contract. Options on futures are transacted through established exchanges. Options on German government obligations and on German marks are transacted in the OTC market directly between the buyer and seller. The staff of the SEC has taken the position that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities. The Fund may treat the securities it uses as cover for written OTC options as liquid if it follows certain procedures. The Fund may sell OTC options only to qualified dealers who agree that the Fund may repurchase any OTC options it writes for a maximum price to be calculated by a predetermined formula. The option would then be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

When the Fund agrees to buy or sell a security denominated in the German mark, it may enter into forwards in order to "lock in" the U.S. dollar price of the security. By entering into a forward calling for the receipt or delivery, for a fixed amount of U.S. dollars, of the amount of German marks involved in the underlying security transactions, the Fund will be able to protect itself against a change in the relationship between the U.S. dollar and the German mark during the period between the date the security is purchased or sold and the date on which payment is made or received.

For investment purposes, the Fund may use forwards, futures and options to establish Fund exposure to the German mark, and futures and options to establish Fund exposure to German government obligations, in a fast and cost-effective way. This may be necessary either when the Fund has a substantial U.S. dollar account receivable for Fund shares sold or when the Fund's Investment Managers require extra time to invest cash balances in German mark-denominated securities. In each of these cases, the Fund's use of forwards, futures and options is temporary and for the purpose of maintaining the Fund's intended ongoing exposure to the German mark and to German government obligations.

The Fund may from time to time also use forwards calling for the future purchase of German marks, in conjunction with U.S. dollar-denominated cash or money market instruments, for the purpose of obtaining an investment result that is substantially equivalent to a direct investment in a German mark-denominated money market instrument.

Although permitted to do so, the Fund does not currently intend to enter into currency futures contracts or options on currency futures.

The Fund may, under extraordinary circumstances and for temporary, defensive purposes only, employ forwards, futures and options for hedging the Fund's German bond and currency exposure.

When-Issued and Firm Commitment Agreements. The Fund may invest up to 25% of its assets in securities on a "when-issued" or "firm commitment" basis, for payment and delivery at a later date. Under these arrangements, the securities' prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future time.

At the time of settlement (normally within 30 to 60 days after the day of the agreement or purchase), the market value of the security may be more or less than its purchase or sale price and the Fund, as buyer, assumes the risk of any decline in value of the security beginning on the date of the agreement or purchase. There is also a risk that the party with whom the Fund enters into a transaction may default. Failure of the other party to perform its part of the commitment could result in a loss of income to the Fund. The Fund will make commitments to purchase or sell only securities that are eligible for inclusion in its portfolio.

While the Fund normally enters into these transactions with the intention of actually receiving or delivering the securities, it may sell the securities before the settlement date or enter into a new commitment to extend the delivery date further into the future if the Investment Managers consider it advisable as a matter of investment strategy.

Between the time of purchase and settlement, no payment is made and no interest on securities purchased for future delivery is received by the Fund. If the assets of the Fund were held in cash pending the settlement of a transaction, the Fund would earn no income. The Fund, however, intends to be fully invested to the extent possible.

When the Fund enters into a when-issued purchase or a firm commitment to buy securities, the Fund will maintain, in a segregated account with its custodian bank, cash or high-grade marketable securities having an aggregate value equal to the amount of the purchase commitments until payment is made. These procedures are designed to help insure that the Fund maintains sufficient assets at all times to cover its obligations under when-issued purchases and firm commitments.

Illiquid Investments. The Fund's policy is not to invest more than 10% of its net assets, at the time of purchase, in illiquid securities, including repurchase agreements maturing in more than seven days, time deposits maturing in more than seven days, OTC options bought by the Fund and investments hedged by OTC options. Illiquid securities are generally securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the Fund has valued them.

Other. Although permitted to do so, the Fund does not currently intend to enter into repurchase agreements or lend its portfolio securities. The Fund will not borrow money, except from banks for temporary or emergency purposes in amounts not exceeding 331/3% of the total value of its assets (no additional investments may be made while any borrowings exceed 5% of the Fund's total assets). The Fund may invest in time deposits of commercial banks having short-term deposit ratings of A-1+ (by S&P) and/or P-1 (by Moody's).

Portfolio Turnover. The Fund's portfolio turnover rate for the fiscal year ended October 31, 1995, the period ended October 31, 1994 (annualized as a result of a change in fiscal year end from April to October) and for the fiscal year ended April 30, 1994 was 67.77%, 301.60% and 185.66%, respectively. High portfolio turnover may increase the Fund's transaction costs. The higher the portfolio turnover rate, the greater the likelihood that capital gains or losses and foreign exchange gains or losses may be realized by the Fund, that would affect taxable distributions paid to you. (See "How Taxation Affects You and the Fund" below and "Additional Information on Distributions and Taxes, " in the SAI.) Because transaction costs are normally higher for non-U.S. bonds than for U.S. bonds, the higher portfolio turnover rate may also have a larger negative impact on Fund returns than would be the case with a mutual fund investing primarily in U.S. bonds.

Percentage Restrictions. If a percentage restriction noted above is adhered to at the time of investment, a later increase or decrease in the percentage resulting from a change in value of portfolio securities or the amount of net assets will not be considered a violation of any of the foregoing policies.

Other Policies and Restrictions. The Fund has a number of additional investment restrictions that limit its activities to some extent. Some of these restrictions may only be changed with shareholder approval. For a list of these restrictions and more information about the Fund's investment policies, please see "How does the Fund Invest its Assets?" and "Investment Restrictions" in the SAI.

WHAT ARE THE FUND'S POTENTIAL RISKS?

Under normal market conditions, the Fund invests a significant portion of its assets in instruments denominated in German marks. Therefore, your gains or losses on shares of the Fund will in large part be based on changes in the Net Asset Value of the shares, expressed in U.S. dollars, attributable to fluctuations in the exchange rate between the U.S. dollar and the German mark.

Changes in Germany's prevailing interest rates will affect the value of the Fund's portfolio and thus its share price. Increased rates of interest that frequently accompany higher inflation and/or a growing economy are likely to have a negative effect on the value of Fund shares.

German interest rates and currency valuations have fluctuated unpredictably in the past and can be expected to do so in the future.

The primary risk factors associated with investment in German government obligations arise in connection with market fluctuations in the level of German interest rates and in the exchange rate between the U.S. dollar and the German mark. At any given point in time, the impact of interest rate and currency exchange rate changes on the Fund's share price may be reinforcing or offsetting. These risks are described in more detail below.

The yield and total return of the Fund may be higher or lower than the yield and total return of a fund investing in U.S. dollar-denominated bonds of comparable maturity and quality. In addition, you should recognize that due to periodic interest rate and exchange rate volatility, the Fund's share price is likely to experience significant volatility from time to time, and this volatility may be greater than would be experienced by a comparable U.S. dollar-denominated bond fund.

The Fund is intended to be only one part of your international and global diversification program, and holding shares of the Fund should not be considered a complete investment program.

INTEREST RATE RISK

Bond prices move inversely to the direction of changes in interest rates. When interest rates rise, bond prices generally decline, and when interest rates decline, bond prices generally rise. For any given change in market interest rates, bonds having longer maturities generally will experience greater price movements.

It is anticipated that under normal market conditions, the Fund's weighted average portfolio maturity will be at least five years and may be as long as ten years. Therefore, a significant rise in German bond market interest rates can generally be expected to cause a significant decline in the Fund's Net Asset Value per share. Conversely, a large decline in German bond market interest rates can generally be expected to cause the Fund's share price to rise significantly.

The Investment Managers actively manage the average maturity of the Fund's investments, shortening the Fund's maturity when it is expected that German interest rates will rise and lengthening the maturity when it is expected that German interest rates will decline. This active management of the Fund's maturity structure is intended to improve the long-term performance of the Fund on a total return basis relative to that of an unmanaged portfolio of German government obligations. Of course, there can be no assurance that active management will achieve the desired result.

CURRENCY RISK

The value of German government obligations, when expressed in U.S. dollars, will fluctuate with changes in the exchange rate between the U.S. dollar and the German mark. A decline in the mark relative to the dollar will generally result in a decline in the Fund's share price (determined on a U.S. dollar basis). On the other hand, if the mark appreciates relative to the U.S. dollar (i.e., the U.S. dollar declines), the Fund's share price generally can be expected to rise.

To give U.S. dollar-based investors the opportunity to achieve more fully the benefit of German mark currency diversification, the Fund does not engage in hedging strategies to minimize or eliminate Fund share price fluctuations arising from changes in the exchange rate between the U.S. dollar and the German mark. Hedging strategies could reduce the currency risk of investing in German government obligations, but would also reduce the potential benefits or gains that can be achieved.

Because of its investment primarily in German mark-denominated obligations and its policy of not hedging currency risk, the Fund's share price will likely exhibit greater day-to-day volatility than a fund that diversifies its currency risk across multiple currencies and/or regularly hedges its currency risk. You should also recognize that even though interest rates on German government obligations may from time to time exceed the rates on U.S. dollar-denominated bonds of comparable maturity and quality, a decline in the German mark relative to the U.S. dollar over any given period could more than offset any interest rate advantage, resulting in a negative total return for the Fund over that period.

In the event of an extraordinary political or world development that, in the view of the Fund's Investment Managers, threatens the social or political stability of Germany or the viability of the German government, the Fund may invest in U.S. government securities and U.S. dollar-denominated cash equivalents or otherwise hedge its German bond and currency risk, without limitation, but only for temporary, defensive purposes.

GERMAN ECONOMIC RISK FACTORS

The following information is a brief summary of factors affecting the Fund and does not purport to be a complete description of the factors. The information is based primarily upon information derived from public documents relating to securities offerings of issuers of German government obligations, from independent credit reports and historically reliable sources, but has not been independently verified by the Fund.

The Federal Republic of Germany, which comprises what was formerly the nations of East Germany and West Germany, is considered by the rating agencies and by the Fund's Investment Managers to be among the world's most creditworthy issuers of debt obligations. Both S&P and Moody's have assigned their highest ratings (AAA/Aaa) to obligations of the Federal Republic of Germany.

The German mark is considered to be the primary reserve currency of Europe and, along with the Japanese yen, has increasingly been used as a reserve currency worldwide, sharing the traditional role of the U.S. dollar. Because of Germany's strong record of economic growth and responsible fiscal and monetary policy, the mark has been among the strongest of the world's major currencies in the period dating back to the return of freely floating exchange rates in the early 1970s. Of course, there can be no assurance that the German mark will perform or be regarded in the future as it has in the past.

The Bundesbank (the German central bank) operates largely independently of Germany's political system and is charged with responsibility for protecting the international value of the German mark. In response to the high levels of unification-related public and private expenditures and the inflationary pressures arising from these expenditures, the Bundesbank has maintained a tight monetary policy in recent years, resulting in interest rates well above those in the U.S., Japan and other countries outside Europe. In mid-1992, German interest rates began to decline as continued tight monetary policy created expectations of economic slowing. This decline in German interest rates continued through the end of 1993 as the German economy suffered a significant recession and the Bundesbank accelerated the easing process. During the first quarter of 1994, German yields began to rise as signs of economic growth emerged in the German economy.

The unification of East Germany and West Germany and the ensuing efforts to raise living standards and modernize infrastructure in what was previously East Germany have been a costly undertaking for Germany. Much of the cost of unification has been financed through deficit spending, resulting in significantly increased public-sector borrowing requirements since 1989. The ongoing high levels of public sector borrowing and spending in Germany resulting from unification may cause German interest rates and inflation rates to be higher than would otherwise be the case. This, in turn, may adversely affect the total returns on German government obligations. Unification has placed great pressure on the German economy and, although progress has recently been made to improve German government finances, these pressures may adversely affect monetary policy as conducted by the Bundesbank as well as the credit quality of German government obligations.

In addition to unification, the disintegration of the Soviet Union and its sphere of influence also may have an adverse impact on the German economy. In particular, Germany may be subject to increased immigration pressures and social discord. Germany also faces uncertainty with respect to repayment of government-guaranteed loans made to former eastern bloc countries.

FORWARDS, FUTURES AND OPTIONS

The use of forwards, futures and options by the Fund involves investment risks to which the Fund would not be subject absent its use of these instruments. The risks inherent in the use of forwards, futures and options include: (1) dependence on the ability of the Fund's Investment Managers correctly to predict movements in the direction of interest rates, securities prices and currency rates; (2) imperfect correlation between the price of options and futures and in the prices of the securities or the currencies underlying the options and futures; (3) the skills needed to use these instruments are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any particular time; (5) the possible loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in a future or an option; and (6) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. The Fund's ability to enter into certain futures and options is also limited by the requirements of the Code for qualification of the Fund as a regulated investment company. These securities may also require the application of complex and special tax rules and elections that may affect the amount, timing and character of distributions to shareholders. Transactions in options, futures and options on futures are generally considered "derivative securities." These investments and transactions are discussed further in the tax section included in this Prospectus and in the SAI.

OTHER RISK FACTORS

Foreign taxes can adversely affect the Fund's performance, though it is anticipated that the Fund will invest only in debt obligations that are not subject to foreign tax withholding. For more information on tax issues affecting the Fund, see "How Taxation Affects You and the Fund" in this Prospectus and "Additional Information on Distributions and Taxes," in the SAI.

The Fund is a "nondiversified" fund, which means there are no restrictions under the 1940 Act on the percentage of assets that may be invested at any time in the securities of any one issuer. However, as a non-diversified fund, and as a fund that concentrates its investments primarily in German government obligations denominated in German marks, the Fund may be subject to greater risk with respect to its portfolio securities than a mutual fund that has a broader range of investments. Although the Fund is "nondiversified" for purposes of the 1940 Act, it must still meet certain diversification standards to qualify as a regulated investment company under the Code. If the Fund is unable to meet the diversification standards, the Fund may be subject to taxation as a corporation. These diversification standards require the Fund to invest no more than 25% of its total assets in a single issuer and, with respect to at least 50% of its total assets, to invest in cash, U.S. government securities, securities of other regulated investment companies, and other securities as to which the Fund invests no more than 5% of its assets in the securities of any one issuer or holds no more than 10% of the outstanding voting securities of any one issuer. The Investment Managers believe the Fund will be able to meet these diversification standards following its normal investment policies. As necessary to satisfy the diversification standards, the Fund may invest a significant portion of its assets in German government obligations other than those issued or guaranteed by the Federal Republic of Germany and in German mark-denominated obligations issued by other sovereign governments and supranational organizations. To the extent the Fund is not fully diversified, it may be more susceptible to adverse economic, political or regulatory developments affecting a single issuer than would be the case if it was more broadly diversified.

A mutual fund can incur significant transaction costs in its purchases and sales of foreign securities and currencies. Due to the highly liquid nature of the German government obligation and foreign exchange markets, however, it is anticipated that Fund transaction costs will be minimal and will not have a material impact on the Fund's performance.

The Fund's custody and portfolio accounting expenses may be higher than those experienced by a fund investing solely in U.S. dollar-denominated bonds.

Investing in non-U.S. securities generally may be subject to certain risk factors not thought to be present in the U.S. These include expropriation of foreign-owned assets, confiscatory taxation, exchange controls, political and social instability, and the difficulty of enforcing obligations in other countries. See "Investing in Foreign Securities" in the SAI for a more detailed discussion of those risk factors.

WHO MANAGES THE FUND?

The Board. The Board oversees the management of the Fund and elects its officers. The officers are responsible for the Fund's day-to-day operations. The Board also monitors the Fund to ensure no material conflicts exist between the two classes of shares. While none is expected, the Board will act appropriately to resolve any material conflict that may arise.

Investment Managers. Advisers manages the Fund's assets and makes its investment decisions. Under a sub-advisory agreement between Advisers and TICI, TICI provides advice regarding the Fund's investment, subject to the Board's review and control as well as Advisers' instructions and supervision. The Investment Managers also performs similar services for other funds. They are wholly owned by Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources. Together, the Investment Managers and their affiliates manage over $150 billion in assets. Please see "Investment Management and Other Services" and "Miscellaneous Information" in the SAI for information on securities transactions and a summary of the Fund's Code of Ethics.

Management Team. The team responsible for the day-to-day management of the Fund's portfolio is: Tom Latta and Neil S. Devlin since November 1993.

Thomas Latta
Portfolio Manager of TICI

Mr. Latta attended the University of Missouri and New York University. Prior to joining the Franklin Templeton Group in 1991, Mr. Latta worked as a portfolio manager with Forester and Hairston, a global fixed-income investment management firm, and prior thereto, he worked for Merrill Lynch as an investment adviser to a large mid-east central bank and then within the structured products group.

Neil S. Devlin
Executive Vice President of TICI

Mr. Devlin holds a Bachelor of Arts degree in Economics and Philosophy from Brandeis University. Prior to joining the Franklin Templeton Group in 1987, Mr. Devlin was a portfolio manager and bond analyst with Constitutional Capital Management of Boston and a bond trader and research analyst for the Bank of New England.

Donald P. Gould, a Portfolio Manager with Advisers, is founder and president of the Trust. Mr. Gould supervises the implementation of the Funds' portfolio investment policies. He holds a Master of Business Administration degree from the Harvard Business School and a Bachelor of Arts degree in economics from Pomona College. He joined the Franklin Templeton Group in November 1993 upon its acquisition of certain assets of Huntington Advisers, Inc. He has been in the securities industry since 1981.

Management Fees. During the fiscal year ended October 31, 1995, management fees, before any advance waiver, totaled 0.55% of the average daily net assets of the Fund. Under an agreement by Advisers to limit its fees, the Fund paid management fees totaling 0.51%. Advisers may end this arrangement at any time upon notice to the Board. The annualized management fees for the six-month period ended April 30, 1996 were 0.55%.

Advisers' payment of sub-advisory fees to TICI has no effect on the Fund's payment of fees to Advisers.

Portfolio Transactions. The Investment Managers try to obtain the best execution on all transactions. If the Investment Managers believe more than one broker or dealer can provide the best execution, consistent with internal policies they may consider research and related services and the sale of Fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, when selecting a broker or dealer. Please see "How does the Fund Buy Securities for its Portfolio?" in the SAI for more information.

Administrative Services. Under an agreement with Advisers, FT Services provides certain administrative services and facilities for the Fund. Please see "Investment Management and Other Services" in the SAI for more information.

HOW DOES THE FUND MEASURE PERFORMANCE?

From time to time, each class of the Fund advertises its performance. The more commonly used measures of performance are total return, current yield and current distribution rate. Performance figures are usually calculated using the maximum sales charge, if applicable. Certain performance figures may not include any applicable sales charge or Rule 12b-1 fees.

Total return is the change in value of an investment over a given period. It assumes any dividends and capital gains are reinvested. Current yield for each class shows the income per share earned by that class. The current distribution rate shows the dividends or distributions paid to shareholders of a class. This rate is usually computed by annualizing the dividends paid per share during a certain period and dividing that amount by the current Offering Price of the class or, in the case of Advisor Class shares, the Net Asset Value of the class. Unlike current yield, the current distribution rate may include income distributions from sources other than dividends and interest received by the Fund.

The investment results of each class will vary. Performance figures are always based on past performance and do not guarantee future results. For a more detailed description of how the Fund calculates its performance figures, please see "How does the Fund Measure Performance?" in the SAI.

HOW IS THE TRUST ORGANIZED?

The Fund is a nondiversified series of Franklin Templeton Global Trust (the "Trust"), an open-end management investment company, commonly called a mutual fund. It was organized as a Massachusetts business trust in November 1985 and reorganized as a Delaware business trust in August 1996. The Trust is registered with the SEC under the 1940 Act.

The Fund began offering two classes of shares on January 1, 1997: Franklin Templeton German Government Bond Fund - Class I, and Franklin Templeton German Government Bond Fund - Advisor Class. All shares purchased before that time are considered Class I shares. Class I and Advisor Class differ as to sales charges, expenses and services. Different fees and expenses will affect performance. Additional classes and series may be offered in the future. A further description of Class I is set forth below.

Each class will vote separately on matters (1) affecting only that class, (2) expressly required to be voted on separately by state law, or (3) required to be voted on separately by the 1940 Act. Shares of each class represent proportionate interests in the assets of the Fund and have the same voting and other rights and preferences as any other class of the Fund on matters that affect the Trust as a whole.

The Trust has noncumulative voting rights. This gives holders of more than 50% of the shares voting the ability to elect all of the members of the Board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the Board.

The Trust does not intend to hold annual shareholder meetings. It may hold a special meeting of a series, however, for matters requiring shareholder approval under the 1940 Act. A meeting may also be called by the Board in its discretion or by shareholders holding at least 10% of the outstanding shares. The 1940 Act requires that we help you communicate with other shareholders in connection with removing members of the Board.

Class I. Class I shares of the Fund are described in a separate prospectus relating only to that class. You may buy Class I shares through your investment representative or directly by contacting the Trust. If you would like a prospectus relating to the Fund's Class I shares, contact your investment representative or Distributors.

Class I shares of the Fund have sales charges and Rule 12b-1 charges that may affect performance. Class I shares have a front-end sales charge of 3.00% (3.09% of the net amount invested) that is reduced on certain transactions of $100,000 or more. Class I shares are subject to Rule 12b-1 fees up to a maximum of 0.25% per year of Class I's average daily net assets. Shares of Class I may be subject to a Contingent Deferred Sales Charge upon redemption.

HOW TAXATION AFFECTS YOU AND THE FUND

The following discussion reflects some of the tax considerations that affect mutual funds and their shareholders. For more information on tax matters relating to the Fund and its shareholders, see "Additional Information on Distributions and Taxes" in the SAI.

The Fund has elected and intends to continue to qualify as a regulated investment company under Subchapter M of the Code. By distributing all of its income and meeting certain other requirements relating to the sources of its income and diversification of its assets, the Fund will not be liable for federal income or excise taxes.

Regular income dividends (which are generally distributed monthly) will be determined from the Fund's net investment income, excluding any realized net foreign currency gains and losses. Under U.S. Treasury regulations, net realized foreign currency gains and losses are required to be reported as ordinary income or loss to the Fund. Therefore, if in the course of a fiscal year, the Fund realizes net foreign currency losses, the Fund may be required to reclassify all or a portion of its income dividend distributions made during the fiscal year as a return-of-capital for federal income tax purposes. Net foreign currency gains, if any, will generally be distributed as a supplemental income dividend once each year in December to reflect any net foreign currency gain realized by the Fund as of October 31 for the current fiscal year, and may also reflect any undistributed foreign currency gains for the prior fiscal year. You will be informed of the tax status of all distributions shortly after the close of each calendar year.

For federal income tax purposes, any income dividends that you receive from the Fund, as well as any distributions derived from the excess of net short-term capital gain over net long-term capital loss, are treated as ordinary income whether you have elected to receive them in cash or in additional shares.

Distributions derived from the excess of net long-term capital gain over net short-term capital loss are treated as long-term capital gain regardless of the length of time you have owned Fund shares and regardless of whether the distributions are received in cash or in additional shares.

Pursuant to the Code, certain distributions that are declared in October, November or December but which, for operational reasons, may not be paid to you until the following January, will be treated for tax purposes as if received by you on December 31 of the calendar year in which they are declared.

Redemptions and exchanges of Fund shares are taxable events on which you may realize a gain or loss. Any loss incurred on sale or exchange of the Fund's shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to the shares.

The Fund's investments in options, futures contracts and forward contracts may give rise to taxable income, gain or loss and will be subject to special tax treatment under certain market-to-market and straddle rules, the effect of which may be to accelerate income to the Fund, defer Fund losses and cause adjustments in the holding periods of Fund securities. These rules could therefore affect the amount, timing and character of distributions to shareholders. Certain elections may be available to the Fund to mitigate some of the unfavorable consequences of the provisions described in this paragraph. These investments and transactions are discussed in the SAI.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currencies, foreign currency payables or receivables, foreign currency-denominated debt securities, foreign currency forward contracts, and options or futures contracts on foreign currencies are subject to special tax rules that may cause gains and losses to be treated as ordinary income and losses rather than capital gains and losses and may affect the amount and timing of the Fund's income or loss from the transactions and in turn its distributions to shareholders. These rules are discussed in the SAI.

The Fund will inform you of the source of your dividends and distributions at the time they are paid and will, promptly after the close of each calendar year, advise you of the tax status for federal income tax purposes of the dividends and distributions.

If you are not considered a U.S. person for federal income tax purposes, you should consult with your financial or tax advisor regarding the applicability of U.S. withholding or other taxes to distributions received by you from the Fund and the application of foreign tax laws to these distributions.

ABOUT YOUR ACCOUNT

HOW DO I BUY SHARES?

OPENING YOUR ACCOUNT

You may buy shares with a minimum initial investment of $5 million (in the aggregate) in one or more Advisor Class shares of the Franklin Templeton Funds ($25 for subsequent investments) except if you fall in one of the following categories of investors satisfying one of the following criteria:

(a) Broker-dealers, qualified registered investment advisors or certified financial planners, who have entered into a supplemental agreement with Distributors for clients participating in comprehensive fee programs;

(b) Qualified registered investment advisors or registered certified financial planners who have clients invested in Mutual Series on October 31, 1996;

(c) Qualified registered investment advisors or registered certified financial planners who did not have clients invested in Mutual Series on October 31, 1996 may buy through a broker-dealer or service agent who has entered into an agreement with Distributors;

(d) Employer stock, bonus, pension or profit-sharing plans that meet the requirements for qualification under Section 401 of the Code, including salary reduction plans qualified under Section 401(k) of the Code, are subject to no initial investment requirement if the number of employees is 5,000 or more or the plan has assets of $50 million or more;

(e) Effective on or about February 1, 1997, participants in Franklin Templeton's 401(k) and Franklin Templeton's Profit Sharing Plans;

(f) Trust companies and bank trust departments initially investing in any of the Franklin Templeton Funds at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies, bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion;

(g) Governments, municipalities and tax-exempt entities that meet the requirements for qualification under Section 501 of the Code (subject to an initial investment in Advisor Class shares of $1 million);

(h) Any other investor, including a private investment vehicle such as a family trust or foundation, who is a member of a qualified group may also purchase Advisor Class shares of the Fund if the group as a whole meets the required minimum initial investment of $5 million;

(i) Directors, trustees, officers and full-time employees (and members of their immediate family) of Franklin Templeton Group and Franklin Templeton Group of Funds who invest $100 or more;

(j)  Accounts managed by the Franklin Templeton Group;

(k) Class I shareholders of the Fund who qualify under one of the above categories, may have their existing Class I shares invested into the Fund's Advisor Class by sending written instructions indicating that they wish to do so, by June 30, 1997. Instructions should be addressed to Investor Servic es. Generally, for federal income tax purposes, there will be no recognition of gain or loss associated with such a transaction. You may wish to consult with your tax advisor to determine whether there are any state income tax consequences to such a transaction.

(l) Each series of Franklin Templeton Fund Allocator Series that invests $1,000 or more.

The qualified group referred to in Item (h) above, is one that:

o Was formed at least six months ago,

o Has a purpose other than buying Fund shares at a discount,

o Has more than 10 members,

o Can arrange for meetings between our representatives and group members,

o Agrees to include sales and other Franklin Templeton Fund materials in publications and mailings to its members at reduced or no cost to Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to the Fund, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

If you are subject to the $5 million minimum investment requirement, the cost or current value (whichever is higher) of your investment in other funds in the Franklin Templeton Funds will be included for purposes of determining compliance with the required minimum investment amount, provided that at least $1 million is invested in Advisor Class shares of the Franklin Templeton Funds.

The minimum for subsequent investments in Advisor Class shares is; $25 for most purchases of Advisor Class shares of the Fund and for purchases by directors, trustees, officers and full-time employees (and members of their immediate family) of Franklin Templeton Group and Franklin Templeton Funds; and $1,000 for each series of Franklin Templeton Fund Allocator Series.

PURCHASE PRICE OF FUND SHARES

Advisor Class shares are purchased at Net Asset Value without a sales charge.

Securities Dealers may receive compensation up to 0.25% of the amount invested from Distributors or an affiliated company.

MAY I BUY SHARES IN GERMAN MARKS?

o Normally you can add to your existing account in German marks.

o The minimum is 10,000 German marks.

o You cannot use a currency other than U.S. dollars or German marks without our preapproval.

o You need our preapproval to open a new account.

Provided that we receive timely notice as described below, Fund shares will be purchased at the public Offering Price in U.S. dollars next determined after the Fund custodian's correspondent bank in Germany receives the German marks, using the same exchange rate used to convert the value of the Fund's German mark-denominated assets into U.S. dollars for portfolio valuation purposes.

The Fund does not charge a fee for receiving investments in this manner. You should check with your bank for any wire and other fees you may need to pay for the transaction.

To invest in the Fund with German marks, please follow the directions below:

1. Call us at 1-800/632-2301 (or 1-415/312-3400) or fax the instructions at 1-415/312-4175 by 1:00 p.m., Eastern time, at least two business days prior to your wiring the money. If the call or fax is made after 1:00 p.m., please allow three business days. Include the following information:

     Date of Wire (Value Date)

Amount of Wire (in German marks)

Name of Bank Wiring Funds

Your Name (as it appears on your account)

Your Account Number

Wire Order Number (a new number will be assigned each time)


2. At least two or three business days after the call or fax, you should request for your bank to transmit, for value, immediately available funds in German marks to:

Bank   Chase Bank A.G.
Alexanderstrasse 59
Postfach 90-01-09 6000
Frankfurt/Main 90
Frankfurt-Rodelheim, Germany

Account  Chase Manhattan Bank,
London 623 120 0079

     Further Creditfor Franklin Templeton German Government Bond Fund

HOW DO I BUY SHARES IN CONNECTION WITH RETIREMENT PLANS?

Your individual or employer-sponsored retirement plan may invest in the Fund. Plan documents are required for all retirement plans. Trust Company can provide the plan documents for you and serve as custodian or trustee.

Trust Company can provide you with brochures containing important information about its plans. To establish a Trust Company retirement plan, you will need an application other than the one included in this prospectus. For a retirement plan brochure or application, please call our Retirement Plans Department.

Please consult your legal, tax or retirement plan specialist before choosing a retirement plan. Your investment representative or advisor can help you make investment decisions within your plan.

MAY I EXCHANGE SHARES FOR SHARES OF ANOTHER FUND?

We offer a wide variety of funds. If you would like, you can move your investment from your Fund account to an existing or new account in another Franklin Templeton Fund (an "exchange"). Because it is technically a sale and a purchase of shares, an exchange is a taxable transaction for taxable investors.

Before making an exchange, please read the prospectus of the fund you are interested in. This will help you learn about the fund and its rules and requirements for exchanges. For example, some Franklin Templeton Funds do not accept exchanges and others may have different investment minimums. Some Franklin Templeton Funds do not offer Advisor Class shares.


METHOD                   STEPS TO FOLLOW

By Mail                  1. Send us written instructions signed by all account
                            owners

                         2. Include any outstanding share certificates for the
                            shares you're exchanging

By Phone                 Call Shareholder Services

                         - If you do not want the ability
                         to exchange by phone to apply to
                         your account, please let us know.

Through Your Dealer      Call your investment representative

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to exchange shares.

HOW WE PROCESS YOUR EXCHANGE

If you are exchanging your Advisor Class shares of the Fund you may:

o exchange into any of our money funds except Franklin Templeton Money Fund II.

o exchange into the other Advisor Class shares of the Franklin Templeton Funds (excluding Templeton Developing Markets Trust, Templeton Foreign Fund and Templeton Growth Fund, except as described below), Mutual Series Class Z shares and Templeton Institutional Funds, Inc., if you meet the investment requirements of the fund to be acquired.

o exchange into the Advisor Class shares of Templeton Developing Markets Trust, Templeton Foreign Fund and Templeton Growth Fund if you fall into one of the following categories: (i) you are a broker-dealer or a qualified registered investment advisor who has entered into a special agreement with Distributors for your clients who are participating in comprehensive fee programs; (ii) you are a qualified registered investment advisor or certified financial planner who has clients invested in Mutual Series on October 31, 1996; (iii) you are a qualified registered investment advisor or certified financial planner who did not have clients invested in Mutual Series on October 31, 1996 and are buying through a broker-dealer or service agent who has entered into an agreement with Distributors; (iv) you are a director, trustee, officer or full-time employee (or a family member) of the Franklin Templeton Group or the Franklin Templeton Funds; (v) you are a participant in Franklin Templeton's 401(k) or Franklin Templeton's Profit Sharing Plans; (vi) the exchanging shareholder is an account managed by the Franklin Templeton Group; or (vii) the exchanging shareholder is a series of the Franklin Templeton Fund Allocator Series.

o If the fund you are exchanging into does not offer Advisor Class shares, you may exchange into the Class I shares of the fund at Net Asset Value.

Please be aware that the following restrictions may apply to exchanges:

o The accounts must be identically registered. You may exchange shares from a Fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. Please notify us in writing if you do not want this option to be available on your account(s). Additional procedures may apply.
Please see "Transaction Procedures and Special Requirements."

o Trust Company IRA or 403(b) retirement plan accounts may exchange shares as described above. Restrictions may apply to other types of retirement plans. Please contact our Retirement Plans Department for information on exchanges within these plans.

o The fund you are exchanging into must be eligible for sale in your state.

o We may modify or discontinue our exchange policy upon 60 days' written notice.

o Your exchange may be restricted or refused if you: (i) request an exchange out of the Fund within two weeks of an earlier exchange request, (ii) exchange shares out of the Fund more than twice in a calendar quarter, or (iii) exchange shares equal to at least $5 million, or more than 1% of the Fund's net assets. Shares under common ownership or control are combined for these limits. If you exchange shares as described in this paragraph, you will be considered a Market Timer. Each exchange by a Market Timer, if accepted, will be charged $5.00. Some of our funds do not allow investments by Market Timers.

Because excessive trading can hurt Fund performance and shareholders, we may refuse any exchange purchase if (i) we believe the Fund would be harmed or unable to invest effectively, or (ii) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund.

HOW DO I SELL SHARES?

You may sell (redeem) your shares at any time.

METHOD                  STEPS TO FOLLOW

By Mail                 1. Send us written instructions signed by all account
                           owners

                        2. Include any outstanding share certificates for the
                           shares you are selling

                        3. Provide a signature guarantee if required

                        4. Corporate, partnership and trust accounts may need to
                           send additional documents. Accounts under court jurisdiction may have additional requirements.

METHOD                  STEPS TO FOLLOW

By Phone                Call Shareholder Services

(Only available if you
 have completed and sent
 to us the telephone redemption
 agreement included with
 this prospectus)

                         Telephone requests will be accepted:

                        o If the request is $50,000 or less. Institutional
                          accounts may exceed $50,000
                          by completing a separate agreement. Call Institutional Services to receive a copy.

                        o If there are no share certificates
                          issued for the shares you want to
                          sell or you have already returned
                          them to the Fund

                        o Unless you are selling shares in a Trust Company
                          retirement plan account

                        o Unless the address on your account was changed by
                          phone within the last 30 days

                        o Beginning on or about May 1, 1997,
                          you will automatically be able to
                          redeem shares by telephone without
                          completing a telephone redemption
                          agreement. Please notify us if you
                          do not want this option to be
                          available on your account. If you
                          later decide you would like this
                          option, send us written instructions
                          signed by all account owners.

Through Your Dealer       Call your investment representative

We will send your redemption check within seven days after we receive your request in proper form. If you sell your shares by phone, the check may only be made payable to all registered owners on the account and sent to the address of record. We are not able to receive or pay out cash in the form of currency.

If you sell shares you just purchased with a check or draft, we may delay sending you the proceeds for up to 15 days or more to allow the check or draft to clear. A certified or cashier's check may clear in less time.

Under unusual circumstances, we may suspend redemptions or postpone payment for more than seven days as permitted by federal securities law.

MAY I RECEIVE MY REDEMPTION PROCEEDS IN GERMAN MARKS?

To request payment of redemption proceeds in German marks:

o First, you need to have on file a Foreign Currency Redemption Authorization Form. Please call us for the form at 1-800/632-2301 (or 1-415/312-3400) or fax your request to 1-415/312-4175.

o You must have established a German mark-denominated bank account

o The redemption proceeds must be for a minimum of U.S. $5,000.

o Your redemption proceeds paid in German marks will be calculated using the Net Asset Value per share and the U.S. dollar-German mark exchange rate next determined after receipt of the redemption request in proper form.

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to sell shares.

TRUST COMPANY RETIREMENT PLAN ACCOUNTS

To comply with IRS regulations, you need to complete additional forms before selling shares in a Trust Company retirement plan account. Tax penalties generally apply to any distribution from these plans to a participant under age 59 1/2, unless the distribution meets an exception stated in the Code. To obtain the necessary forms, please call our Retirement Plans Department.

WHAT DISTRIBUTIONS MIGHT I RECEIVE FROM THE FUND?

The Fund declares dividends from its net investment income monthly to shareholders of record on the first business day before the 15th of the month and pays them on or about the last day of that month.

Capital gains, if any, may be distributed annually, usually in December.

Dividends and capital gains are calculated and distributed the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in the applicable Rule 12b-1 fees of any class. Advisor Class shares are not subject to Rule 12b-1 fees.

Dividend payments are not guaranteed, are subject to the Board's discretion and may vary with each payment. The Fund does not pay "interest" or guarantee any fixed rate of return on an investment in its shares.

If you buy shares shortly before the record date, please keep in mind that any distribution will lower the value of the Fund's shares by the amount of the distribution.

DISTRIBUTION OPTIONS

You may receive your distributions from the Fund in any of these ways:

1. Buy additional shares of the Fund - You may buy additional shares of the same class of the Fund by reinvesting capital gain distributions, or both dividend and capital gain distributions. This is a convenient way to accumulate additional shares and maintain or increase your earnings base.

2. Buy shares of other Franklin Templeton Funds - You may direct your distributions to buy Advisor Class shares or Class I shares of another Franklin Templeton Fund. Many shareholders find this a convenient way to diversify their investments.

3. Receive distributions in cash - You may receive dividends, or both dividend and capital gain distributions in cash. If you have the money sent to another person or to a checking account, you may need a signature guarantee. To select one of these options, please complete sections 6 and 7 of the shareholder application included with this prospectus or tell your investment representative which option you prefer. If you do not select an option, we will automatically reinvest dividend and capital gain distributions in Advisor Class shares of the Fund. For Trust Company retirement plans, special forms are required to receive distributions in cash. You may change your distribution option at any time by notifying us by mail or phone. Please allow at least seven days prior to the record date for us to process the new option.

TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS

HOW AND WHEN SHARES ARE PRICED

The Fund is open for business each day the NYSE is open. We determine the Net Asset Value per share of each class as of the scheduled close of the NYSE, generally 1:00 p.m. Pacific time. You can find the prior day's closing Net Asset Value and Offering Price for each class in many newspapers.

The Net Asset Value of all outstanding shares of each class is calculated on a pro rata basis. It is based on each class' proportionate participation in the Fund, determined by the value of the shares of each class. To calculate Net Asset Value per share of each class, the assets of each class are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares of the class outstanding. The Fund's assets are valued as described under "How are Fund Shares Valued?" in the SAI.

THE PRICE WE USE WHEN YOU BUY OR SELL SHARES

You buy shares of Advisor Class at the Net Asset Value per share. We calculate it to two decimal places using standard rounding criteria. You also sell shares at Net Asset Value.

We will use the Net Asset Value next calculated after we receive your transaction request in proper form. If you buy or sell shares through your Securities Dealer, however, we will use the Net Asset Value next calculated after your Securities Dealer receives your request, which is promptly transmitted to the Fund. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents.

PROPER FORM

An order to buy shares is in proper form when we receive your signed shareholder application and check. Written requests to sell or exchange shares are in proper form when we receive written instructions signed by all registered owners, with a signature guarantee if necessary. We must also receive any outstanding share certificates for those shares.

WRITTEN INSTRUCTIONS

Written instructions must be signed by all registered owners. To avoid any delay in processing your transaction, they should include:

o Your name,

o The Fund's name,

o The class of shares,

o A description of the request,

o For exchanges, the name of the fund you're exchanging into,

o Your account number,

o The dollar amount or number of shares, and

o A telephone number where we may reach you during the day, or in the evening if preferred.

SIGNATURE GUARANTEES

For our mutual protection, we require a signature guarantee in the following situations:

1) You wish to sell over $50,000 worth of shares,

2) You want the proceeds to be paid to someone other than the registered owners,

3) The proceeds are not being sent to the address of record, preauthorized bank account, or preauthorized brokerage firm account,

4) We receive instructions from an agent, not the registered owners,

5) We believe a signature guarantee would protect us against potential claims based on the instructions received.

A signature guarantee verifies the authenticity of your signature and may be obtained from certain banks, brokers or other eligible guarantors. You should verify that the institution is an eligible guarantor prior to signing. A notarized signature is not sufficient.

SHARE CERTIFICATES

We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form. In this case, you should send the certificate and assignment form in separate envelopes.

TELEPHONE TRANSACTIONS

You may initiate many transactions by phone. Please refer to the sections of this prospectus that discuss the transaction you would like to make or call Shareholder Services.

When you call, we will request personal or other identifying information to confirm that instructions are genuine. We will also record calls. We will not be liable for following instructions communicated by telephone if we reasonably believe they are genuine. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss.

Trust Company Retirement Plan Accounts. You may not sell shares or change distribution options on Trust Company retirement plans by phone. While you may exchange shares of Trust Company IRA and 403(b) retirement accounts by phone, certain restrictions may be imposed on other retirement plans.

To obtain any required forms or more information about distribution or transfer procedures, please call our Retirement Plans Department.

ACCOUNT REGISTRATIONS AND REQUIRED DOCUMENTS

When you open an account, you need to tell us how you want your shares registered. How you register your account will affect your ownership rights and ability to make certain transactions. If you have questions about how to register your account, you should consult your investment representative or legal advisor. Please keep the following information in mind when registering your account.

Joint Ownership. If you open an account with two or more owners, we register the account as "joint tenants with rights of survivorship" unless you tell us otherwise. An account registered as "joint tenants with rights of survivorship" is shown as "Jt Ten" on your account statement. For any account with two or more owners, all owners must sign instructions to process transactions and changes to the account. Even if the law in your state says otherwise, you will not be able to change owners on the account unless all owners agree in writing. If you would like another person or owner to sign for you, please send us a current power of attorney.

Gifts and Transfers to Minors. You may set up a custodial account for a minor under your state's Uniform Gifts/Transfers to Minors Act. Other than this form of registration, a minor may not be named as an account owner.

Trusts. If you register your account as a trust, you should have a valid written trust document to avoid future disputes or possible court action over who owns the account.

Required Documents. For corporate, partnership and trust accounts, please send us the following documents when you open your account. This will help avoid delays in processing your transactions while we verify who may sign on the account.

TYPE OF ACCOUNT        DOCUMENTS REQUIRED

Corporation            Corporate Resolution

Partnership            1. The pages from the partnership agreement that identify
                          the general partners, or

                       2. A certification for a partnership agreement

Trust                  1. The pages from the trust document that identify the
                          trustees, or

                       2. A certification for trust

Street or Nominee Accounts. If you have Fund shares held in a "street" or "nominee" name account with your Securities Dealer, you may transfer the shares to the street or nominee name account of another Securities Dealer. Both dealers must have an agreement with Distributors or we will not process the transfer. Contact your Securities Dealer to initiate the transfer. We will process the transfer after we receive authorization in proper form from your delivering Securities Dealer. Accounts may be transferred electronically through the NSCC. For accounts registered in street or nominee name, we may take instructions directly from the Securities Dealer or your nominee.

Electronic Instructions. If there is a Securities Dealer or other representative of record on your account, we are authorized to use and execute electronic instructions received directly from your dealer or representative without further inquiry. Electronic instructions may be processed through the services of the NSCC, which currently include the NSCC's "Networking," "Fund/SERV," and "ACATS" systems, or through Franklin/Templeton's PCTrades II(TM) System.

TAX IDENTIFICATION NUMBER

For tax reasons, we must have your correct Social Security or tax identification number on a signed shareholder application or applicable tax form. Federal law requires us to withhold 31% of your taxable distributions and sale proceeds if
(i) you have not furnished a certified correct taxpayer identification number,
(ii) you have not certified that withholding does not apply, (iii) the IRS or a Securities Dealer notifies the Fund that the number you gave us is incorrect, or
(iv) you are subject to backup withholding.

We may refuse to open an account if you fail to provide the required tax identification number and certifications. We may also close your account if the IRS notifies us that your tax identification number is incorrect. If you complete an "awaiting TIN" certification, we must receive a correct tax identification number within 60 days of your initial purchase to keep your account open.

KEEPING YOUR ACCOUNT OPEN

Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is $50 or less, except for investors under categories (d), (e), (j) and (l) under "Opening Your Account." We will do this if the value of your account falls below this minimum because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to at least $100.

SERVICES TO HELP YOU MANAGE YOUR ACCOUNT

AUTOMATIC INVESTMENT PLAN

Our automatic investment plan offers a convenient way to invest in the Fund. Under the plan, you can have money transferred automatically from your checking account to the Fund each month to buy additional shares. If you are interested in this program, please refer to the automatic investment plan application included with this prospectus or contact your investment representative. The market value of the Fund's shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. You may discontinue the program at any time by notifying Investor Services by mail or phone.

SYSTEMATIC WITHDRAWAL PLAN

Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply.

If you would like to establish a systematic withdrawal plan, please complete the systematic withdrawal plan section of the shareholder application included with this prospectus and indicate how you would like to receive your payments. You may choose to direct your payments to buy the same class of shares of another Franklin Templeton Fund or have the money sent directly to you, to another person, or to a checking account. You will generally receive your payment by the fifth business day of the month in which a payment is scheduled. Beginning with your February 1997 payment, however, you will generally receive your payment by the end of the month in which a payment is scheduled. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us in writing at least seven business days before the end of the month preceding a scheduled payment. Please see "How Do I Buy, Sell and Exchange Shares? - Systematic Withdrawal Plan" in the SAI for more information.

STATEMENTS AND REPORTS TO SHAREHOLDERS

We will send you the following statements and reports on a regular basis:

o Confirmation and account statements reflecting transactions in your account, including additional purchases and dividend reinvestments. Please verify the accuracy of your statements when you receive them.

o Financial reports of the Fund will be sent every six months. To reduce Fund expenses, we attempt to identify related shareholders within a household and send only one copy of a report. Call Fund Information if you would like an additional free copy of the Fund's financial reports or an interim quarterly report.

BROKERS AND DEALERS AND PLAN ADMINISTRATORS

You may buy and sell Fund shares through registered broker-dealers. The Fund does not impose a sales or service charge but your broker-dealer may charge you a transaction fee. Transaction fees and services may vary among broker-dealers, and your broker-dealer may impose higher initial or subsequent investment requirements than those established by the Fund. Services provided by broker-dealers may include allowing you to establish a margin account and borrow on the value of the Fund's shares in that account. If your broker-dealer receives your order before pricing on a given day, the broker-dealer is required to forward the order to the Fund before pricing closes on that day. A broker-dealer's failure to timely forward an order may give rise to a claim by the investor against the broker.

Third party plan administrators of tax-qualified retirement plans and other entities may provide sub-transfer agent services to the Fund. In such cases, the Fund may pay the third party an annual sub-transfer agency fee that is not greater than the Fund otherwise would have paid for such services.

INSTITUTIONAL ACCOUNTS

Institutional investors will likely be required to complete an institutional account application. There may be additional methods of opening accounts and purchasing, redeeming or exchanging shares of the Fund available for institutional accounts. To obtain an institutional application or additional information regarding institutional accounts, contact Franklin Templeton Institutional Services at 1-800/321-8563 Monday through Friday, from 6:00 a.m. to 5:00 p.m. Pacific time.

AVAILABILITY OF THESE SERVICES

The services above are available to most shareholders. If, however, your shares are held by a financial institution, in a street name account, or networked through the NSCC, the Fund may not be able to offer these services directly to you.
Please contact your investment representative.

WHAT IF I HAVE QUESTIONS ABOUT MY ACCOUNT?

If you have any questions about your account, you may write to Investor Services at 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California 94403-7777. The Fund, Distributors and Advisers are also located at this address. You may also contact us by phone at one of the numbers listed below.

                                              HOURS OF OPERATION (PACIFIC TIME)
DEPARTMENT NAME            TELEPHONE NO.      (MONDAY THROUGH FRIDAY)
Shareholder Services       1-800/632-2301     5:30 a.m. to 5:00 p.m.
Dealer Services            1-800/524-4040     5:30 a.m. to 5:00 p.m.
Fund Information           1-800/DIAL BEN     5:30 a.m. to 8:00 p.m.
                           (1-800/342-5236)   6:30 a.m. to 2:30 p.m. (Saturday)
Retirement Plans           1-800/527-2020     5:30 a.m. to 5:00 p.m.
Institutional Services     1-800/321-8563     6:00 a.m. to 5:00 p.m.
TDD (hearing impaired)     1-800/851-0637     5:30 a.m. to 5:00 p.m.

Your phone call may be monitored or recorded to ensure we provide you with high quality service. You will hear a regular beeping tone if your call is being recorded.

GLOSSARY

USEFUL TERMS AND DEFINITIONS

1940 Act - Investment Company Act of 1940, as amended

Advisers - Franklin Advisers, Inc., the Fund's investment manager

Board - The Board of Trustees of the Trust

CD - Certificate of deposit

Class I and Advisor Class - The Fund offers two classes of shares, designated "Class I," and "Advisor Class." The two classes have proportionate interests in the Fund's portfolio. Class I shares are purchased with a sales charge and have a Rule 12b-1 plan. Advisor Class shares are purchased without a sales charge and do not have a Rule 12b-1 plan.

Code - Internal Revenue Code of 1986, as amended

Contingency Period - For Class I shares, the 12 month period during which a Contingent Deferred Sales Charge may apply. Regardless of when during the month you purchased shares, they will age one month on the last day of that month and each following month.

Contingent Deferred Sales Charge (CDSC) - A sales charge of 1% that may apply if you sell your shares within the Contingency Period.

Distributors - Franklin/Templeton Distributors, Inc., the Fund's principal underwriter. The SAI lists the officers and Board members who are affiliated with Distributors. See "Officers and Trustees."

Franklin Funds - The mutual funds in the Franklin Group of Funds(R) except Franklin Valuemark Funds and the Franklin
Government Securities Trust

Franklin Templeton Funds - The Franklin Funds and the Templeton Funds

Franklin Templeton Group - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

Franklin Templeton Group of Funds - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT Services - Franklin Templeton Services, Inc., the Fund's administrator

Investment Managers - Franklin Advisers, Inc., the Fund's investment manager, and Templeton Investment Counsel, Inc., the Fund's subadvisor.

Investor Services - Franklin/Templeton Investor Services, Inc., the Fund's shareholder servicing and transfer agent

IRS - Internal Revenue Service

Market Timer(s) - Market Timers generally include market timing or allocation services, accounts administered so as to buy, sell or exchange shares based on predetermined market indicators, or any person or group whose transactions seem to follow a timing pattern.

Moody's - Moody's Investors Service, Inc.

Mutual Series - Franklin Mutual Series Fund Inc., a member of the Franklin Group of Funds, formerly the Mutual Series Fund Inc. Each series of Mutual Series began offering three classes of shares on November 1, 1996, Class I, Class II and Class Z. All shares sold before that time are designated Class Z shares.

NASD - National Association of Securities Dealers, Inc.

Net Asset Value (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NSCC - National Securities Clearing Corporation

NYSE - New York Stock Exchange

Offering Price - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge, if applicable. The maximum front-end sales charge is 3.0% for Class I. Advisor Class has no front-end sales charge.

Resources - Franklin Resources, Inc.

S&P - Standard & Poor's Corporation

SAI - Statement of Additional Information

SEC - U.S. Securities and Exchange Commission

Securities Dealer - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

Templeton Funds - The U.S. registered mutual funds in the Templeton Group of Funds except Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund

TICI - Templeton Investment Counsel, Inc., the Fund's subadvisor.

Trust Company - Franklin Templeton Trust Company. Trust Company is an affiliate of Distributors and both are wholly owned subsidiaries of Resources.

U.S. - United States

We/Our/Us - Unless the context indicates a different meaning, these terms refer to the Fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.


PROSPECTUS & APPLICATION

FRANKLIN TEMPLETON
HARD CURRENCY FUND
INVESTMENT STRATEGY

GLOBAL INCOME

Advisor Class

Advisor

JANUARY 1, 1997

FRANKLIN TEMPLETON GLOBAL TRUST

This prospectus describes the Advisor Class shares of Franklin Templeton Hard Currency Fund (the "Fund"). It contains information you should know before investing in the Fund. Please keep it for future reference.

The Fund's Advisor Class SAI, dated January 1, 1997, as may be amended from time to time,

 includes more information about the Fund's procedures and policies. It has been filed with the SEC and is incorporated by reference into this prospectus. For a free copy or a larger print version of this prospectus, call 1-800/DIAL BEN or write the Fund at the address shown.

Advisor Class shares are only available for purchase by certain persons, including, among others, certain financial institutions (such as banks, trust companies, savings institutions and credit unions); government and tax-exempt entities; pension, profit sharing and employee benefit plans; certain qualified groups, including family trusts, endowments, foundations and corporations; Franklin Templeton Fund Allocator Series; and directors, trustees, officers and full-time employees (and their family members) of Franklin Templeton Group and the Franklin Templeton Group of Funds. See "About Your Account."

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE IN WHICH THE OFFERING IS NOT AUTHORIZED. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY
REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. FURTHER INFORMATION MAY BE OBTAINED FROM DISTRIBUTORS.

FRANKLIN

TEMPLETON HARD CURRENCY FUND - ADVISOR CLASS

JANUARY 1, 1997

When reading this prospectus, you will see terms beginning with capital letters. This means the term is explained in our glossary section.

Table of Contents

About the Fund

Expense Summary.............................
How does the Fund Invest its Assets?........
What are the Fund's Potential Risks?........
Who Manages the Fund?.......................
How does the Fund Measure Performance?......
How is the Trust Organized?.................
How Taxation Affects You and the Fund.......
About Your Account
How Do I Buy Shares?........................
May I Exchange Shares for Shares of Another Fund?
How Do I Sell Shares?.......................
What Distributions Might I Receive from the Fund?
Transaction Procedures and Special Requirements
Services to Help You Manage Your Account....
Glossary
Useful Terms and Definitions................

777 Mariners Island Blvd.
P.O. Box 7777
San Mateo
CA 94403-7777
1-800/DIAL BEN

ABOUT THE FUND

EXPENSE SUMMARY

This table is designed to help you understand the costs of investing in the Fund. Because Advisor Class shares were not offered to the public before January 1, 1997, the table is based on the historical expenses of the Class I shares of the Fund for the fiscal year ended October 31, 1995+. Your actual expenses may vary.

A. SHAREHOLDER TRANSACTION EXPENSES++

   Maximum Sales Charge Imposed on Purchases                      None
   Exchange Fee (per transaction)                                 $5.00+++
B. ANNUAL FUND OPERATING EXPENSES
 (AS A PERCENTAGE OF AVERAGE NET ASSETS)
   Management Fees                                                0.65%
   Rule 12b-1 Fees                                                None
   Other Expenses                                                 0.15%
   Total Fund Operating Expenses                                  0.80%

C.  EXAMPLE

   Assume the annual return for Advisor Class shares is 5% and operating expenses are as described above. For each $1,000 investment, you would pay the following projected expenses if you sold your shares after the number of years shown.

   1 YEAR               3 YEARS            5 YEARS              10 YEARS
    $38                     $55                $73                  $126

   THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. The Fund pays its operating expenses. The effects of these expenses are reflected in the Net Asset Value or the dividends paid on Advisor Class shares and are not directly charged to your account.

+Unlike Advisor Class shares, the Class I shares of the Fund have a front-end sales charge and Rule 12b-1 fees.

++If your transaction is processed through your Securities Dealer, you may be charged a fee by your Securities Dealer for these services.

+++$5.00 fee is only for Market Timers. We process all other exchanges without a fee.

How does the Fund Invest its Assets?

THE FUND'S INVESTMENT OBJECTIVE

The investment objective of the Fund is to protect against depreciation of the U.S. dollar relative to other currencies.

The Fund seeks to achieve its objective by investing in high-quality money market instruments (and forward contracts) denominated in foreign Major Currencies which historically have experienced low rates of inflation and which, in the view of the Investment Managers, follow economic policies conducive to continued low rates of inflation and currency appreciation versus the U.S. dollar over the long-term. These currencies are often referred to as "hard currencies" and the economic policies are often referred to as "sound money" policies.

The Fund tries to keep foreign currency (non-U.S. dollar) exposure with respect to 100% of its net assets. The Fund may invest in U.S. dollar-denominated money market instruments in combination with forward contracts (calling for the future purchase of foreign currencies in exchange for U.S. dollars) to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument.

Under normal market conditions, the Fund will not expose its portfolio in excess of 50% of its total assets to a single foreign currency. For temporary defensive purposes, however, the Fund may invest up to 100% of its net assets in Swiss franc-denominated instruments.

The Investment Managers actively manage the Fund and will allocate its investments based on current social, economic, financial and political developments which, in the Investment Managers' opinion, may affect the value of the currencies.

The yield of the Major Currencies is determined quarterly from data published by Datastream, The Wall Street Journal, The Financial Times, Salomon Brothers International Bond and Money Market Performance and other independent bona fide publications that, in the opinion of the Investment Managers, routinely publish reliable yield data on instruments denominated in the Major Currencies. Subject to the restrictions described above, the Fund's investments may be denominated in any of the Major Currencies. The yield on a Major Currency is defined as the yield for the prior calendar quarter on the highest quality three-month Euro-time deposits denominated in that Major Currency. The Investment Managers will obtain yield measures as soon as practicable following the end of each calendar quarter.

The ten highest yielding Major Currencies and their respective average yields for each year from 1989 through 1995 are listed below:

                        1995*        1994          1993            1992           1991             1990         1989

Sweden**                8.81%       7.64%         8.62%          11.96%              -                -            -
Italy                  10.29%       8.48%        10.22%          13.86%         11.83%           11.98%       12.41%
Spain                   9.37%       8.04%        11.77%          13.21%         12.60%                -            -
Denmark                 6.22%       6.21%        10.89%          11.12%          9.78%           10.96%        9.65%
France                  6.60%       5.79%         8.44%          10.22%          9.55%           10.24%        9.33%
United Kingdom          6.69%       5.50%         5.92%           9.60%         11.50%           14.76%       13.88%
Germany                     -       5.29%         7.21%           9.42%          9.21%                -            -
Belgium                     -       5.65%         8.12%           9.32%          9.32%            9.69%        8.51%
Netherlands                 -           -         6.81%           9.31%          9.25%            8.59%        7.29%
Switzerland                 -           -             -           7.82%              -            8.89%            -

                        1995*        1994          1993            1992           1991             1990         1989
Australia**             7.76%           -             -               -          9.84%           13.71%       16.59%
New Zealand             9.04%       6.41%         6.14%               -          9.49%           13.17%       12.64%
Canada**                7.08%       5.35%             -               -              -           12.54%       11.79%
U.S.                    5.99%           -             -               -              -                -        9.21%

*Average for January - November.

**Domestic interbank rates.

Source: Datastream - 3 month Euro-deposit rates

Subject to specific Fund restrictions, the Fund may invest in money market instruments denominated in any of the Major Currencies. The currencies of various countries may be added to or deleted from the list of Major Currencies when, in the opinion of the Investment Managers, world social, economic, financial or political conditions justify it, provided that the list of Major Currencies in the prospectus is revised.

DESCRIPTION OF THE INTERNATIONAL MONEY MARKET

The international money market, including spot and forward currency exchange transactions, is among the largest and most liquid financial markets in the world. Various estimates place the market's average turnover at approximately $1 trillion per day. Originally created to facilitate trade between countries, the international money market has become a major conduit of world capital flows. It is estimated that capital-related transactions now account for over 90% of all volume in the international money market.

International money market instruments, like their U.S. counterparts, are short-term, high-quality debt obligations issued by governments, banks, corporations and supranational organizations. Because of their high quality and short maturities or frequent interest rate adjustments (one-year maximum effective maturity), international money market instruments enable investors to minimize credit risk and interest rate risk to principal and are considered to be among the most conservative of international investments.

International money market returns, when expressed in U.S. dollars, are significantly affected by changes in exchange rates between the U.S. dollar and the currencies in which they are denominated. Interest income represents the other primary component of the total return derived from international money market instruments.

WHY SHOULD YOU CONSIDER INVESTING IN INTERNATIONAL MONEY MARKET INSTRUMENTS?

Global Diversification. One of the main reasons for adding international securities to a portfolio of U.S. securities is to achieve broader portfolio diversification. Diversification can reduce the overall volatility of portfolio returns to the extent that returns on the international securities are independent of returns on the U.S. portfolio component.

Returns on international money market instruments historically have exhibited a low degree of correlation with returns on U.S. stocks and bonds and may, therefore, offer U.S. dollar-based investors a conservative means for achieving effective global diversification.

Protection of Global Buying Power. Currency exchange rate fluctuations can have a significant effect on the global buying power of investments denominated in a single currency. For example, depreciation of the U.S. dollar relative to other currencies generally increases the cost to U.S. consumers of most imported goods and many domestically produced goods, and the cost of traveling abroad. In this case, non-U.S. dollar denominated money market instruments may provide a degree of global buying power protection since dollar depreciation will tend to enhance the U.S. dollar return on these instruments.

Potential for Higher Current Yields and Higher Total Returns. You may consider international money market instruments for their potentially higher current yields and/or total returns than those available on similar U.S. dollar-denominated instruments. If you expect general depreciation of the U.S. dollar relative to other currencies you may, for example, invest in non-U.S. dollar denominated instruments so you can participate in currency gains that may result.

If you expect general exchange rate stability, you might invest in higher yielding international money market instruments so you can earn a higher rate of interest than may be available on similar U.S. dollar denominated instruments.

In either case, the realized total return on international money market instruments may be higher or lower than that realized on comparable U.S. dollar denominated instruments.

TYPES OF SECURITIES IN WHICH THE FUND MAY INVEST

The Fund invests in high-quality money market instruments and forward contracts denominated in foreign Major Currencies which historically have experienced low rates of inflation and which, in the view of the Investment Managers, are pursuing economic policies favorable to continued low rates of inflation and currency appreciation versus the U.S. dollar over the long-term.

The Fund seeks to minimize credit risk and interest rate risk to principal by investing only in high-quality money market instruments, maintaining a weighted average portfolio maturity of 120 days or less and buying only money market instruments that have an effective maturity, at the time of purchase, of one year or less. These securities include floating or variable rate obligations that may have actual maturities of over one year but that have interest rates which adjust at periodic intervals. The effective maturity of each floating or variable rate obligation in the Fund's portfolio will be based upon these periodic adjustments. Because the Fund invests primarily in short-term securities which are excluded from the calculation of portfolio turnover rate, the portfolio turnover rate for the Fund is usually minimal.

The issuers of money market instruments in which the Fund may invest may include governments of, and financial institutions, corporations or other entities located in or organized under the laws of, any country. The Fund may also invest in money market securities issued by supranational organizations such as the World Bank, chartered to finance development projects in member countries; the European Union, a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, an economic union of various European nations' steel and coal industries; and the Asian Development Bank, an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.

The Fund invests only in instruments which are considered by the Investment Managers to be of high quality, comparable to those (1) rated within the two top rating categories by U.S. nationally recognized rating services, such as S&P or Moody's. The two highest ratings assigned by S&P are triple A or double A (A-1 for commercial paper) and by Moody's triple A or double A (P-1 for commercial paper); or (2) issued by companies having an outstanding unsecured debt issue currently rated within the above rating categories by S&P or Moody's. Each Fund's investments will be reviewed by the Board at least quarterly.

To hedge (protect) against currency exchange rate fluctuations that might adversely affect the value of a portfolio position, the Fund may enter into forward contracts for the future acquisition or delivery of foreign currencies. To hedge against these fluctuations between the date of purchase or sale and the settlement date of a transaction, the Fund may enter into these forward contracts without limitation. Also, the Fund may, solely for hedging purposes, enter into futures contracts for the purchase or sale of currencies or purchase options on such futures contracts or on currencies.

Money Market Instruments. Money market instruments include short-term U.S. government securities (discussed below), bank certificates of deposit, time deposits, bankers' acceptances, commercial paper, floating and variable rate notes, repurchase agreements secured by U.S. government securities, and short-term liquid instruments issued by foreign governments and supranational organizations.

U.S. Government Securities. Securities issued by the U.S. government include a variety of U.S. Treasury securities, which differ in their interest rates, maturities and dates of issuance. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, such as Treasury bills with maturities up to one year, are supported by the full faith and credit of the U.S. government; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the U.S. Treasury; others, such as those issued by the Farmers Home Administration, by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Federal Farm Credit Banks, only by the credit of the instrumentality. While the U.S. government provides financial support to these U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

Foreign Government Securities. Securities issued by the governments of foreign countries may include direct obligations and obligations guaranteed by the governments of the foreign countries. These obligations may have fixed, floating or variable rates of interest.

Currency Futures Transactions. The Fund may enter into futures contracts and purchase options on such contracts in order to hedge against changes in currency exchange rates. A futures contract on currency is an agreement to buy or sell a specified amount of currency for a set price on a future date. When the Fund enters into a futures contract, it must make an initial deposit, known as "initial margin", as a partial guarantee of its performance under the contract. As the value of the currency fluctuates, either party to the contract is required to make additional margin payments, known as "variation margin," to cover any additional obligation it may have under the contract.

The Fund sells currency futures contracts in order to offset a possible decline in the value of the currency in which its securities are denominated. The value of a futures contract tends to rise when the value of the currency (and the hedged security) declines and to fall when the value of the currency (and the hedged security) increases. The Fund buys currency futures contracts in order to fix a favorable currency exchange rate for securities denominated in the currency that the Fund intends to buy.

The Fund may also buy put and call options on currency futures contracts for hedging purposes. A put option gives the Fund the right to sell a futures contract and a call option gives the Fund the right to buy a futures contract. The Fund is required to pay a premium for a put or call option on a futures contract, but is not required to take any actions under the contract. If the option cannot be profitably exercised before it expires, the Fund's loss will be limited to the amount of the premium and any transaction costs.

The Fund may enter into closing purchase or sale transactions in order to terminate a futures contract. The Fund may close out an option which it has purchased by selling an offsetting option of the same series. There is no guarantee that closing transactions can be effected. The Fund's ability to enter into closing transactions depends on the development and maintenance of a liquid market, which may not be available at all times.

Currency Options Transactions. The Fund may, for hedging purposes, buy put and call options on any currency in which the Fund's investments are denominated. The Fund is also authorized to enter into closing sale transactions in order to realize gains or minimize losses on currency options purchased by the Fund.

The Fund would normally buy currency call options to fix a favorable currency exchange rate for securities denominated in that currency which the Fund intends to buy. The purchase of a call option entitles the Fund, in return for the premium paid, to buy specified currency at a specified price, upon exercise of the option, during the option period. The Fund would ordinarily realize a gain if, during the option period, the value of the currency exceeds the sum of the exercise price, the premium paid and transaction cost; otherwise, the Fund would realize a loss on the purchase of the call option.

The Fund will normally buy currency put options to hedge against a decline in the value of the currency in which its securities are denominated. The purchase of a put option entitles the Fund, in exchange for the premium paid, to sell specified currency at a specified price, upon exercise of the option, during the option period. Gains and losses on the purchase of put options would be offset by compensating changes in the value of the underlying currency and the hedged securities. The Fund may realize a gain if, during the option period, the value of the underlying currency decreases below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize a loss on the purchase of the put option.

If the Fund is unable to effect a closing sale transaction with respect to options it has bought, it would have to exercise the options in order to realize any profit and may incur transaction costs upon the purchase or sale of underlying currencies.

Options on currencies are traded on exchanges and in the over-the-counter ("OTC") market and will be bought only when the Investment Managers believe a liquid secondary market exists for the options, although there can be no assurances that a liquid secondary market will exist for a particular option at any specific time. In general, over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and terms negotiated between buyer and seller, and such options are endorsed and/or guaranteed by third parties (such as a member of the Exchange). The Fund will purchase over-the-counter options only from dealers and institutions that the Investment Managers believe present a minimal credit risk.

OTHER INVESTMENT POLICIES OF THE FUND

Repurchase Agreements. The Fund may engage in repurchase transactions in which the Fund buys a U.S. government security subject to resale to a bank or dealer at an agreed-upon price and date. The transaction requires the collateralization of the seller's obligation by the transfer of securities with an initial market value, including accrued interest, equal to at least 102% of the dollar amount invested by the Fund in each agreement, with the value of the underlying security marked-to-market daily to maintain coverage of at least 100%. A default by the seller might cause the Fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Fund might also incur disposition costs in liquidating the collateral. The Fund, however, intends to enter into repurchase agreements only with financial institutions such as broker-dealers and banks which are deemed creditworthy by the Investment Managers. A repurchase agreement is deemed to be a loan by the Fund under the 1940 Act. The U.S. government security subject to resale (the collateral) will be held on behalf of the Fund by a custodian approved by the Board and will be held pursuant to a written agreement. At no time will the Fund invest in repurchase agreements of more than one year duration.

Loans of Portfolio Securities. Consistent with procedures approved by the Board and subject to the following conditions, the Fund may lend its portfolio securities to qualified securities dealers or other institutional investors, provided that such loans do not exceed 30% of the value of the Fund's total assets at the time of the most recent loan. The borrower must deposit with the Fund's custodian bank collateral with an initial market value of at least 102% of the initial market value of the securities loaned, including any accrued interest, with the value of the collateral and loaned securities marked-to-market daily to maintain collateral coverage of at least 100%. This collateral shall consist of cash, securities issued by the U.S. government, its agencies or instrumentalities, or irrevocable letters of credit. The lending of securities is a common practice in the securities industry. The Fund may engage in security loan arrangements with the primary objective of increasing the Fund's income either through investing the cash collateral in short-term interest bearing obligations or by receiving a loan premium from the borrower. Under the securities loan agreement, the Fund continues to be entitled to all dividends or interest on any loaned securities. As with any extension of credit, there are risks of delay in recovery and loss of rights in the collateral should the borrower of the security fail financially.

Currency Exchange Transactions and Forward Contracts. The Fund may use forward contracts together with money market instruments (including U.S. dollar denominated instruments) for the purpose of obtaining an investment result that is substantially equal to a direct investment in a foreign currency denominated instrument. The Fund may also engage in currency transactions to hedge (protect) against uncertainty in the level of future currency exchange rates. Hedging transactions will be limited to either specific transactions (for example, in respect of settlement of securities purchased or sold by the Fund) or portfolio positions (for example, in respect of security positions already held by the Fund). The Fund, however, tries to maintain foreign currency exposure with respect to 100% of its net assets at all times and, therefore, any portfolio position hedging activities of the Fund are expected to be consistent with this policy. The Fund may engage in currency exchange transactions without limitation for hedging purposes in respect of specific transactions, such as the settlement of securities purchased or sold by the Fund.

The Fund conducts currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency market, or by entering into forward contracts to buy or sell currencies. A forward currency contract involves an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. When used for hedging, such contracts tend to minimize the risk of loss due to a change in the value of the currency; they also tend to limit any potential currency gain which might result and do not protect against fluctuations in the value of the underlying security or position.

Non-diversification. Although each Fund is non-diversified under the 1940 Act, as a non-fundamental policy, each Fund will not invest more than 5% of its total assets in the securities of a single foreign bank. This limitation does not apply to other issuers.

Illiquid Investments. The Fund may not invest more than 10% of its net assets, at the time of purchase, in illiquid securities, including repurchase agreements maturing in more than seven days, time deposits maturing in more than seven days, over-the-counter options bought by the Fund and investments hedged by over-the counter options. Illiquid securities are generally securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the Fund has valued them.

Percentage Restrictions. If a percentage restriction noted above is adhered to at the time of investment, a later increase or decrease in the percentage resulting from a change in value of portfolio securities or the amount of net assets will not be considered a violation of any of the foregoing policies.

Other Policies and Restrictions. The following are fundamental policies of the Fund that cannot be changed without shareholder approval.

The Fund may not: (1) borrow money, except from banks for temporary or emergency purposes in amounts not exceeding 331/3% of the value of its total assets, or pledge, hypothecate, or mortgage more than 331/3% of the value of its total assets in connection with any such borrowings (no additional investments may be made while any such borrowings exceed 5% of the Fund's total assets; the Fund may incur interest charges in connection with such borrowings); (2) invest more than 25% of its assets in the securities of issuers in any industry; (3) lend more than 30% of its total assets, except to the extent that entering into repurchase agreements or purchasing debt securities may be considered a loan; and (4) invest more than 5% of its total assets in securities of issuers (including predecessors) with less than three years' continuous operations. Restrictions (2) and (4) do not apply to investments in U.S. government securities.

The Fund has a number of additional investment restrictions that limit its activities to some extent. Some of these restrictions may only be changed with shareholder approval. For a list of these restrictions and more information about the Fund's investment policies, please see "How does the Fund Invest its Assets?" and "Investment Restrictions" in the SAI.

WHAT ARE THE FUND'S POTENTIAL RISKS?

An investment in the Fund may not be suitable for all investors and should not be considered a complete investment program. You should take into account your investment objectives as well as your other investments when considering the purchase of shares of the Fund. The value of the Fund's investments and therefore its Net Asset Value generally will differ inversely with changes in prevailing interest rates, although this difference will depend upon the effective maturities of the instruments held. The Fund intends to invest exclusively in short-term money market instruments to minimize this effect.

Because the Fund invests in instruments denominated in Major Currencies issued by countries that have recently experienced, and that are expected to continue to experience, relatively low inflation, the instruments in which the Fund invests may pay interest rates that are lower than instruments denominated in other Major Currencies, including the U.S. dollar. Due to the economic strength of the countries which issue the currencies in which such instruments are denominated, or other factors, however, the Major Currencies in which the Fund's instruments are denominated may appreciate relative to other Major Currencies, including the U.S. dollar. If the currency appreciation more than offsets any negative interest rate differential, the Fund could provide a higher total return to investors than similar investments denominated in other Major Currencies, including the U.S. dollar.

The price of the shares of the Fund, expressed in U.S. dollar terms, will fluctuate and, unlike a money market fund, the Fund does not seek to maintain a stable Net Asset Value. In addition, the total return on the Fund may be higher or lower than the total return on a U.S. dollar money market fund. You, therefore, should not consider the Fund to be a substitute for a U.S. dollar money market fund.

The value of the investments held by the Fund is calculated in U.S. dollars on each day that the Exchange is open for business. As a result, to the extent that the Fund's assets are invested in instruments denominated in currencies other than the U.S. dollar and the currencies appreciate relative to the U.S. dollar, the Fund's Net Asset Value per share as expressed in U.S. dollars (and, therefore, the value of your investment) should increase. If the U.S. dollar appreciates relative to the other currencies, the opposite should occur, except to the extent that losses are offset by net investment income generated by the money market instruments in which the Fund invests.

The currency-related gains and losses experienced by the Fund will be based on changes in the value of portfolio securities attributable to currency fluctuations only in relation to the original purchase price of such securities as stated in U.S. dollars. Your gains or losses on shares of the Fund will be based on changes attributable to fluctuations in the net asset value of such shares, expressed in U.S. dollars, in relation to the original U.S. dollar purchase price of the shares. The amount of appreciation or depreciation in the Fund's assets also will be affected by changes in the value of the securities that are unrelated to changes in currency exchange rates.

Interest rates paid on instruments denominated in foreign currencies may be higher or lower than those paid on similar U.S. dollar instruments. As a result, the Fund may have a higher or lower yield than a portfolio which invests strictly in U.S. dollar-denominated instruments.

Non-U.S. Securities. Investing in non-U.S. money market instruments and other securities of non-U.S. issuers involves considerations and possible risks and opportunities not typically associated with investing in U.S. securities. Such investments may be favorably or unfavorably affected by changes in interest rates, currency exchange rates and exchange control regulations, and costs may be incurred in connection with conversions between various currencies. In addition, investments in countries other than the U.S. could be affected by other factors not generally thought to be present in the U.S., including less liquid and efficient securities markets, greater price volatility, less publicly available information, the possibility of normal foreign withholding taxes or heavier taxation, political or social instability, limitations on the removal of funds or other assets of the Fund, expropriation of assets, adverse diplomatic developments, higher transaction and custody costs, delays attendant in settlement procedures, and difficulties in enforcing contractual obligations.

Non-diversification. As a non-diversified Fund, there is no restriction under the 1940 Act on the percentage of assets that may be invested at any time in the securities of any one issuer. The Fund, however, intends to comply with the diversification requirements applicable to regulated investment companies under the Code. As of the last day of each fiscal quarter, the Fund intends that its investments in securities of any one issuer (other than the U.S. government) will be limited to 25% of its total assets, and that, with respect to at least 50% of its total assets, the Fund may not have invested more than 5% of its total assets in the securities of any one issuer or hold more than 10% of the outstanding voting securities of any one issuer. To the extent the Fund is not fully diversified under the 1940 Act, it may be more susceptible to adverse economic, political or regulatory developments affecting a single issuer than would be the case if it was more broadly diversified.

Currency Futures and Options Transactions. Although currency futures and options transactions are intended to enable the Fund to manage currency exchange risks, unanticipated changes in currency exchange rates could result in poorer performance than if they had not entered into these transactions. Even if the Investment Managers correctly predict currency exchange rate movements, a hedge could be unsuccessful if changes in the value of the Fund's futures position do not correspond to changes in the value of the currency in which its investments are denominated. This lack of correlation between the Fund's futures and currency positions may be caused by differences between the futures and currency markets.

The Investment Managers will attempt to minimize these risks through careful selection and monitoring of the Fund's futures and options positions. The ability to predict the direction of currency exchange rates involves skills different from those used in selecting securities.

The Fund will not use futures transactions for speculation. The Fund may not purchase or sell futures contracts or options on futures, except for closing purchase or sale transactions, if immediately thereafter the sum of margin deposits on the Fund's outstanding futures positions and premiums paid for outstanding options on futures would exceed 5% of the market value of the Fund's total assets. These transactions involve brokerage costs, require margin deposits and, in the case of contracts obligating the Fund to purchase securities, require the Fund to segregate assets to cover such contracts.

These transactions also involve risks to the Fund of the possible loss of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in a futures or options contract. The Fund's ability to enter into certain futures, forward contracts and options is also limited by the requirements of the Code for qualification of the Fund as a regulated investment company. These securities may also require the application of complex and special tax rules and elections which may affect the amount, timing and character of distributions to shareholders.
These investments and transactions are discussed further in the SAI.

The purchase of currency options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The Fund pays brokerage commissions or spreads in connection with its options and any related currency transactions.

Transactions in options and futures are generally considered "derivative securities."

The Fund's investments in options, futures contracts and forward contracts may give rise to taxable income, gain or loss, and may be subject to special tax treatment under certain mark-to-market and straddle rules, the effect of which may be to accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gains and losses into ordinary income and losses, convert long-term capital gains into short-term capital gains, and convert short-term capital losses into long-term capital losses. These rules could, therefore, affect the amount, timing and character of distributions to shareholders. Certain elections may be available to the Fund to mitigate some of the unfavorable consequences of the provisions described in this paragraph. These investments and transactions are discussed in the SAI.

WHO MANAGES THE FUND?

The Board. The Board oversees the management of the Fund and elects its officers. The officers are responsible for the Fund's day-to-day operations. The Board also monitors the Fund to ensure no material conflicts exist among the classes of shares. While none is expected, the Board will act appropriately to resolve any material conflict that may arise.

Investment Managers. Advisers manages the Fund's assets and makes its investment decisions. Under a sub-advisory agreement between Advisers and TICI, TICI provides advice regarding the Fund's investment, subject to the Board's review and control as well as Advisers' instruction and supervision. The Investment Managers also perform similar services for other funds. The Investment Managers are wholly owned by Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources. The Investment Managers and their affiliates manage over $150 billion in assets. Please see "Investment Management and Other Services" and "Miscellaneous Information" in the SAI for information on securities transactions and a summary of the Fund's Code of Ethics.

Management Team. The team responsible for the day-to-day management of the Fund's portfolio is: Mr. Neil S. Devlin since 1993 and Mr. Thomas J. Dickson since 1995.

Neil S. Devlin
Executive Vice President of TICI

Mr. Devlin holds a Bachelor of Arts degree in Economics and Philosophy from Brandeis University. Prior to joining the Franklin Templeton Group in 1987, Mr. Devlin was a portfolio manager and bond analyst with Constitutional Capital Management of Boston and a bond trader and research analyst for the Bank of New England.

Thomas J. Dickson
Portfolio Manager of TICI

Mr. Dickson received his Bachelor of Science degree in managerial economics from the University of California at Davis. Mr. Dickson joined Franklin in 1992 and Templeton in 1994.

Donald P. Gould, a Portfolio Manager with Advisers, is founder and president of the Trust. Mr. Gould supervises the implementation of the Fund's portfolio investment policies. He holds a Master of Business Administration degree from the Harvard Business School and a Bachelor of Arts degree in economics from Pomona College. He joined the Franklin Templeton Group in November 1993 upon its acquisition of certain assets of Huntington Advisers, Inc. He has been in the securities industry since 1981.

Management Fees. During the fiscal year ended October 31, 1995, and for the six month period ended April 30, 1996 (annualized), management fees totaling 0.65% of the average daily net assets of the Fund were paid to Advisers.

Advisers' payment of sub-advisory fees to TICI has no effect on the Fund's payment of fees to Advisers.

Portfolio Transactions. The Investment Managers try to obtain the best execution on all transactions. If the Investment Managers believe more than one broker or dealer can provide the best execution, consistent with internal policies it may consider research and related services and the sale of Fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, when selecting a broker or dealer. Please see "How does the Fund Buy Securities for its Portfolio?" in the SAI for more information.

Administrative Services. Under an agreement with Advisers, FT Services provides certain administrative services and facilities for the Fund. Please see "Investment Management and Other Services" in the SAI for more information.

HOW DOES THE FUND MEASURE PERFORMANCE?

From time to time, each class of the Fund advertises its performance. The more commonly used measures of performance are total return, current yield and current distribution rate. Performance figures are usually calculated using the maximum sales charge, if applicable. Certain performance figures may not include any applicable sales charge or Rule 12b-1 fees.

Total return is the change in value of an investment over a given period. It assumes any dividends and capital gains are reinvested. Current yield for each class shows the income per share earned by that class. The current distribution rate shows the dividends or distributions paid to shareholders of a class. This rate is usually computed by annualizing the dividends paid per share during a certain period and dividing that amount by the current Offering Price of the class or, in the case of Advisor Class shares, the Net Asset Value of the class. Unlike current yield, the current distribution rate may include income distributions from sources other than dividends and interest received by the Fund.

The investment results of each class will vary. Performance figures are always based on past performance and do not guarantee future results. For a more detailed description of how the Fund calculates its performance figures, please see "How does the Fund Measure Performance?" in the SAI.

HOW IS THE TRUST ORGANIZED?

The Fund is a non-diversified series of Franklin Templeton Global Trust (the "Trust"), an open-end management investment company, commonly called a mutual fund. The Trust was organized as a Massachusetts business trust in November 1985 and reorganized as a Delaware business trust in August 1996. The Trust is registered with the SEC under the 1940 Act.

The Fund began offering two classes of shares on January 1, 1997: Franklin Templeton Hard Currency Fund - Class I, and Franklin Templeton Hard Currency Fund - Advisor Class. All shares purchased before that time are considered Class I shares. Franklin Templeton German Government Bond Fund, another series of the Trust, also offers Advisor Class shares, the series Franklin Templeton Global Currency Fund and Franklin Templeton High Income Currency Fund offers Class I shares only. Class I and Advisor Class shares differ as to sales charges, expenses and services. Different fees and expenses will affect performance. Additional classes and series may be offered in the future. A further description of Class I is set forth below.

Each class will vote separately on matters (1) affecting only that class, (2) expressly required to be voted on separately by state law, or (3) required to be voted on separately by the 1940 Act. Shares of each class represent proportionate interests in the assets of the Fund and have the same voting and other rights and preferences as any other class of the Fund on matters that affect the Trust as a whole.

The Trust has noncumulative voting rights. This gives holders of more than 50% of the shares voting the ability to elect all of the members of the Board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the Board.

The Trust does not intend to hold annual shareholder meetings. It may hold a special meeting of a series, however, for matters requiring shareholder approval under the 1940 Act. A meeting may also be called by the Board in its discretion or by shareholders holding at least 10% of the outstanding shares. The 1940 Act requires that we help you communicate with other shareholders in connection with removing members of the Board.

Class I. Class I shares of the Fund are described in a separate prospectus relating only to that class. You may buy Class I shares through your investment representative or directly by contacting the Trust. If you would like a prospectus relating to the Fund's Class I shares, contact your investment representative or Distributors.

Class I shares of the Fund have sales charges and Rule 12b-1 charges that may affect performance. Class I shares have a front-end sales charge of 3.00% (3.09% of the net amount invested) that is reduced on certain transactions of $100,000 or more. Class I shares are subject to Rule 12b-1 fees up to a maximum of 0.45% per year of Class I's average daily net assets. Shares of Class I may be subject to a Contingent Deferred Sales Charge upon redemption.

HOW TAXATION AFFECTS YOU AND THE FUND

The following discussion reflects some of the tax considerations that affect mutual funds and their shareholders. For more information on tax matters relating to the Fund and its shareholders, see "Additional Information on Distributions and Taxes" in the SAI.

The Fund has elected and intends to continue to qualify as a regulated investment company under Subchapter M of the Code. By distributing all of its income and meeting certain other requirements relating to the sources of its income and diversification of its assets, the Fund will not be liable for federal income or excise taxes.

Regular income dividends (which are generally distributed monthly) will be determined from the Fund's net investment income, excluding any realized net foreign currency gains and losses. Under U.S. Treasury regulations, net realized foreign currency gains and losses are required to be reported as ordinary income or loss to the Fund. Therefore, if in the course of a fiscal year, the Fund realizes net foreign currency losses, the Fund may be required to reclassify all or a portion of its income dividend distributions made during such fiscal year as a return-of-capital for federal income tax purposes. Net foreign currency gains, if any, will generally be distributed as a supplemental income dividend once each year in December to reflect any net foreign currency gain realized by the Fund as of October 31 for the current fiscal year, and may also reflect any undistributed foreign currency gains for the prior fiscal year. You will be informed of the tax status of all distributions shortly after the close of each calendar year.

For federal income tax purposes, any income dividends that you receive from the Fund, as well as any distributions derived from the excess of net short-term capital gain over net long-term capital loss, are treated as ordinary income whether you have elected to receive them in cash or in additional shares.

Distributions derived from the excess of net long-term capital gain over net short-term capital loss are treated as long-term capital gain regardless of the length of time you have owned Fund shares and regardless of whether you have elected to receive them in cash or in additional shares.

Pursuant to the Code, certain distributions which are declared in October, November or December but which, for operational reasons, may not be paid to you until the following January, will be treated for tax purposes as if received by you on December 31 of the calendar year in which they are declared.

Redemptions and exchanges of Fund shares are taxable events on which you may realize a gain or loss. Any loss incurred on sale or exchange of Fund's shares held for six months or less will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to the shares.

The Fund's investments in options, futures contracts and forward contracts may give rise to taxable income, gain or loss and will be subject to special tax treatment under certain market-to-market and straddle rules, the effect of which may be to accelerate income to the Fund, defer Fund losses and cause adjustments in the holding periods of Fund securities. These rules could therefore affect the amount, timing and character of distributions to shareholders. Certain elections may be available to the Fund to mitigate some of the unfavorable consequences of the provisions described in this paragraph. These investments and transactions are discussed in the SAI.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currencies, foreign currency payables or receivables, foreign currency-denominated debt securities, foreign currency forward contracts, and options or futures contracts on foreign currencies are subject to special tax rules that may cause gains and losses to be treated as ordinary income and losses rather than capital gains and losses and may affect the amount and timing of the Fund's income or loss from such transactions and in turn its distributions to shareholders.
These rules are discussed in the SAI.

The Fund will inform you of the source of its dividends and distributions at the time they are paid and will, promptly after the close of each calendar year, advise you of the tax status for federal income tax purposes of such dividends and distributions.

If you are not considered a U.S. person for federal income tax purposes, you should consult with your financial or tax advisor regarding the applicability of U.S. withholding or other taxes to distributions received by you from the Fund and the application of foreign tax laws to these distributions.

ABOUT YOUR ACCOUNT

HOW DO I BUY SHARES?

OPENING YOUR ACCOUNT

You may buy shares with a minimum initial investment of $5 million (in the aggregate) in one or more Advisor Class shares of the Franklin Templeton Funds ($25 for subsequent investments) except if you fall in one of the following categories of investors satisfying one of the following criteria:

(a) Broker-dealers, qualified registered investment advisors or certified financial planners, who have entered into a supplemental agreement with Distributors for clients participating in comprehensive fee programs;

(b) Qualified registered investment advisors or registered certified financial planners who have clients invested in Mutual Series on October 31, 1996;

(c) Qualified registered investment advisors or registered certified financial planners who did not have clients invested in Mutual Series on October 31, 1996 may buy through a broker-dealer or service agent who has entered into an agreement with Distributors;

(d) Employer stock, bonus, pension or profit-sharing plans that meet the requirements for qualification under Section 401 of the Code, including salary reduction plans qualified under Section 401(k) of the Code, are subject to no initial investment requirement if the number of employees is 5,000 or more or the plan has assets of $50 million or more);

(e) Effective on or about February 1, 1997, participants in Franklin Templeton's 401(k) and Franklin Templeton's profit sharing plans;

(f) Trust companies and bank trust departments initially investing in any of the Franklin Templeton Funds at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies, bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion;

(g) Governments, municipalities and tax-exempt entities that meet the requirements for qualification under Section 501 of the Code (subject to an initial investment in Advisor Class shares of $1 million);

(h) Any other investor, including a private investment vehicle such as a family trust or foundation, who is a member of a qualified group may also purchase Advisor Class shares of the Fund if the group as a whole meets the required minimum initial investment of $5 million;

(i) Directors, trustees, officers and full-time employees (and members of their immediate family) of Franklin Templeton Group and Franklin Templeton Group of Funds who invest $100 or more;

(j) Accounts managed by the Franklin Templeton Group;

(k) Class I shareholders of the Fund who qualify under one of the above categories, may have their existing Class I shares invested into the Fund's Advisor Class by sending written instructions indicating that they wish to do so, by June 30, 1997. Instructions should be addressed to Investor Servic es. Generally, for federal income tax purposes, there will be no recognition of gain or loss associated with such a transaction. You may wish to consult with your tax advisor to determine whether there are any state income tax consequences to such a transaction.

(l) Each series of Franklin Templeton Fund Allocator Series that invests $1,000 or more.

The qualified group referred to in Item (h) above, is one that:

o Was formed at least six months ago,

o Has a purpose other than buying Fund shares at a discount,

o Has more than 10 members,

o Can arrange for meetings between our representatives and group members,

o Agrees to include sales and other Franklin Templeton Fund materials in publications and mailings to its members at reduced or no cost to Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to the Fund, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

If you are subject to the $5 million minimum investment requirement, the cost or current value (whichever is higher) of your investment in other funds in the Franklin Templeton Funds will be included for purposes of determining compliance with the required minimum investment amount, provided that at least $1 million is invested in Advisor Class shares of the Franklin Templeton Funds.

The minimum for subsequent investments in Advisor Class shares is; $25 for most purchases of Advisor Class shares of the Fund and for purchases by directors, trustees, officers and full-time employees (and members of their immediate family) of Franklin Templeton Group and Franklin Templeton Funds; and $1,000 for each series of Franklin Templeton Fund Allocator Series.

PURCHASE PRICE OF FUND SHARES

Advisor Class shares are purchased at Net Asset Value without a sales charge.

Securities Dealers may receive compensation up to 0.25% of the amount invested from Distributors or an affiliated company.

HOW DO I BUY SHARES IN CONNECTION WITH RETIREMENT PLANS?

Your individual or employer-sponsored retirement plan may invest in the Fund. Plan documents are required for all retirement plans. Trust Company can provide the plan documents for you and serve as custodian or trustee.

Trust Company can provide you with brochures containing important information about its plans. To establish a Trust Company retirement plan, you will need an application other than the one included in this prospectus. For a retirement plan brochure or application, please call our Retirement Plans Department.

Please consult your legal, tax or retirement plan specialist before choosing a retirement plan. Your investment representative or advisor can help you make investment decisions within your plan.

MAY I EXCHANGE SHARES FOR SHARES OF ANOTHER FUND?

We offer a wide variety of funds. If you would like, you can move your investment from your Fund account to an existing or new account in another Franklin Templeton Fund (an "exchange"). Because it is technically a sale and a purchase of shares, an exchange is a taxable transaction for taxable investors.


Before making an exchange, please read the prospectus of the fund you are interested in. This will help you learn about the fund and its rules and requirements for exchanges. For example, some Franklin Templeton Funds do not accept exchanges and others may have different investment minimums. Some Franklin Templeton Funds do not offer Advisor Class shares.

METHOD                                      STEPS TO FOLLOW

By Mail                                     1. Send us written instructions
                                               signed by all account owners

                                            2. Include any outstanding share
                                               certificates for the shares
                                               you're exchanging

By Phone                               Call Shareholder Services or TeleFACTS(R)

                                            - If you do not want the ability
                                            to exchange by phone to apply to
                                            your account, please let us know.

Through Your Dealer                         Call your investment representative

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to exchange shares.

HOW WE PROCESS YOUR EXCHANGE

If you are exchanging your Class Z shares of the Fund you may:

o exchange into any of our money funds except Franklin Templeton Money Fund II.

o exchange into the other Advisor Class shares of the Franklin Templeton Funds (excluding Templeton Developing Markets Trust, Templeton Foreign Fund and Templeton Growth Fund, except as described below), Mutual Series Class Z shares and Templeton Institutional Funds, Inc., if you meet the investment requirements of the fund to be acquired.

o exchange into the Advisor Class shares of Templeton Developing Markets Trust, Templeton Foreign Fund and Templeton Growth Fund if you fall into one of the following categories: (i) you are a broker-dealer or a qualified registered investment advisor who has entered into a special agreement with Distributors for your clients who are participating in comprehensive fee programs; (ii) you are a qualified registered investment advisor or certified financial planner who has clients invested in Mutual Series on October 31, 1996; (iii) you are a qualified registered investment advisor or certified financial planner who did not have clients invested in Mutual Series on October 31, 1996 and are buying through a broker-dealer or service agent who has entered into an agreement with Distributors; (iv) you are a director, trustee, officer or full-time employee (or a family member) of the Franklin Templeton Group or the Franklin Templeton Funds; (v) you are a participant in Franklin Templeton's 401(k) or Franklin Templeton's Profit Sharing Plans; (vi) the exchanging shareholder is an account managed by the Franklin Templeton Group; or (vii) the exchanging shareholder is a series of the Franklin Templeton Fund Allocator Series.

o If the fund you are exchanging into does not offer Advisor Class shares, you may exchange into the Class I shares of the fund at Net Asset Value.

Please be aware that the following restrictions may apply to exchanges:

o The accounts must be identically registered. You may exchange shares from a Fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. Please notify us in writing if you do not want this option to be available on your account(s). Additional procedures may apply.
Please see "Transaction Procedures and Special Requirements."

o Trust Company IRA or 403(b) retirement plan accounts may exchange shares as described above. Restrictions may apply to other types of retirement plans. Please contact our Retirement Plans Department for information on exchanges within these plans.

o The fund you are exchanging into must be eligible for sale in your state.

o We may modify or discontinue our exchange policy upon 60 days' written notice.

o Your exchange may be restricted or refused if you: (i) request an exchange out of the Fund within two weeks of an earlier exchange request, (ii) exchange shares out of the Fund more than twice in a calendar quarter, or (iii) exchange shares equal to at least $5 million, or more than 1% of the Fund's net assets. Shares under common ownership or control are combined for these limits. If you exchange shares as described in this paragraph, you will be considered a Market Timer. Each exchange by a Market Timer, if accepted, will be charged $5.00. Some of our funds do not allow investments by Market Timers.

Because excessive trading can hurt Fund performance and shareholders, we may refuse any exchange purchase if (i) we believe the Fund would be harmed or unable to invest effectively, or (ii) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund.

HOW DO I SELL SHARES?

You may sell (redeem) your shares at any time.

METHOD                           STEPS TO FOLLOW

By Mail                          1. Send us written instructions signed by all
                                    account owners

                                 2. Include any outstanding share certificates
                                    for the shares you are selling

                                 3. Provide a signature guarantee if required

                                 4. Corporate, partnership and trust accounts
                                    may need to send additional documents.
                                    Accounts under court jurisdiction may have additional requirements.

By Phone                         Call Shareholder Services

(Only available if you have
 completed and sent to us
 the telephone redemption
 agreement included with
 this prospectus)

                                 Telephone requests will be accepted:

                                 o If the request is $50,000 or less.
                                   Institutional accounts may exceed $50,000 by completing a separate agreement.
                                   Call Institutional Services to receive a copy.

                                 o If there are no share certificates
                                 issued for the shares you want to
                                 sell or you have already returned
                                 them to the Fund

                                 o Unless you are selling shares in a Trust
                                   Company retirement plan account

                                 o Unless the address on your account
                                   was changed by phone within the last 30 days

                                 o Beginning on or about May 1, 1997,
                                 you will automatically be able to
                                 redeem shares by telephone without
                                 completing a telephone redemption
                                 agreement. Please notify us if you
                                 do not want this option to be
                                 available on your account. If you
                                 later decide you would like this
                                 option, send us written instructions
                                 signed by all account owners.

Through Your Dealer              Call your investment representative

We will send your redemption check within seven days after we receive your request in proper form. If you sell your shares by phone, the check may only be made payable to all registered owners on the account and sent to the address of record. We are not able to receive or pay out cash in the form of currency.

If you sell shares you just purchased with a check or draft, we may delay sending you the proceeds for up to 15 days or more to allow the check or draft to clear. A certified or cashier's check may clear in less time.

Under unusual circumstances, we may suspend redemptions or postpone payment for more than seven days as permitted by federal securities law.

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to sell shares.

TRUST COMPANY RETIREMENT PLAN ACCOUNTS

To comply with IRS regulations, you need to complete additional forms before selling shares in a Trust Company retirement plan account. Tax penalties generally apply to any distribution from these plans to a participant under age 59 1/2, unless the distribution meets an exception stated in the Code. To obtain the necessary forms, please call our Retirement Plans Department.

WHAT DISTRIBUTIONS MIGHT I RECEIVE FROM THE FUND?

The Fund declares dividends from its net investment income monthly to shareholders of record on the first business day before the 15th of the month and pays them on or about the last day of that month.

Capital gains, if any, may be distributed annually, usually in December.

Dividends and capital gains are calculated and distributed the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in the applicable Rule 12b-1 fees of any class. Advisor Class shares are not subject to Rule 12b-1 fees.

Dividend payments are not guaranteed, are subject to the Board's discretion and may vary with each payment. The Fund does not pay "interest" or guarantee any fixed rate of return on an investment in its shares.

If you buy shares shortly before the record date, please keep in mind that any distribution will lower the value of the Fund's shares by the amount of the distribution.

DISTRIBUTION OPTIONS

You may receive your distributions from the Fund in any of these ways:

1. Buy additional shares of the Fund - You may buy additional shares of the same class of the Fund by reinvesting capital gain distributions, or both dividend and capital gain distributions. This is a convenient way to accumulate additional shares and maintain or increase your earnings base.

2. Buy shares of other Franklin Templeton Funds - You may direct your distributions to buy Advisor Class of shares or Class I shares of another Franklin Templeton Fund. Many shareholders find this a convenient way to diversify their investments.

3. Receive distributions in cash - You may receive dividends, or both dividend and capital gain distributions in cash. If you have the money sent to another person or to a checking account, you may need a signature guarantee. To select one of these options, please complete sections 6 and 7 of the shareholder application included with this prospectus or tell your investment representative which option you prefer. If you do not select an option, we will automatically reinvest dividend and capital gain distributions in Advisor Class shares of the Fund. For Trust Company retirement plans, special forms are required to receive distributions in cash. You may change your distribution option at any time by notifying us by mail or phone. Please allow at least seven days prior to the record date for us to process the new option.

TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS

HOW AND WHEN SHARES ARE PRICED

The Fund is open for business each day the NYSE is open. We determine the Net Asset Value per share of each class as of the scheduled close of the NYSE, generally 1:00 p.m. Pacific time. You can find the prior day's closing Net Asset Value and Offering Price for each class in many newspapers.

The Net Asset Value of all outstanding shares of each class is calculated on a pro rata basis. It is based on each class' proportionate participation in the Fund, determined by the value of the shares of each class. To calculate Net Asset Value per share of each class, the assets of each class are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares of the class outstanding. The Fund's assets are valued as described under "How are Fund Shares Valued?" in the SAI.

THE PRICE WE USE WHEN YOU BUY OR SELL SHARES

You buy shares of Advisor Class at the Net Asset Value per share. We calculate it to two decimal places using standard rounding criteria. You also sell shares at Net Asset Value.

We will use the Net Asset Value next calculated after we receive your transaction request in proper form. If you buy or sell shares through your Securities Dealer, however, we will use the Net Asset Value next calculated after your Securities Dealer receives your request, which is promptly transmitted to the Fund. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents.

PROPER FORM

An order to buy shares is in proper form when we receive your signed shareholder application and check. Written requests to sell or exchange shares are in proper form when we receive written instructions signed by all registered owners, with a signature guarantee if necessary. We must also receive any outstanding share certificates for those shares.

WRITTEN INSTRUCTIONS

Written instructions must be signed by all registered owners. To avoid any delay in processing your transaction, they should include:

o Your name,

o The Fund's name,

o The class of shares,

o A description of the request,

o For exchanges, the name of the fund you're exchanging into,

o Your account number,

o The dollar amount or number of shares, and

o A telephone number where we may reach you during the day, or in the evening if preferred.

SIGNATURE GUARANTEES

For our mutual protection, we require a signature guarantee in the following situations:

1) You wish to sell over $50,000 worth of shares,

2) You want the proceeds to be paid to someone other than the registered owners,

3) The proceeds are not being sent to the address of record, preauthorized bank account, or preauthorized brokerage firm account,

4) We receive instructions from an agent, not the registered owners,

5) We believe a signature guarantee would protect us against potential claims based on the instructions received.

A signature guarantee verifies the authenticity of your signature and may be obtained from certain banks, brokers or other eligible guarantors. You should verify that the institution is an eligible guarantor prior to signing. A notarized signature is not sufficient.

SHARE CERTIFICATES

We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form. In this case, you should send the certificate and assignment form in separate envelopes.

TELEPHONE TRANSACTIONS

You may initiate many transactions by phone. Please refer to the sections of this prospectus that discuss the transaction you would like to make or call Shareholder Services.

When you call, we will request personal or other identifying information to confirm that instructions are genuine. We will also record calls. We will not be liable for following instructions communicated by telephone if we reasonably believe they are genuine. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss.

Trust Company Retirement Plan Accounts. You may not sell shares or change distribution options on Trust Company retirement plans by phone. While you may exchange shares of Trust Company IRA and 403(b) retirement accounts by phone, certain restrictions may be imposed on other retirement plans.

To obtain any required forms or more information about distribution or transfer procedures, please call our Retirement Plans Department.

ACCOUNT REGISTRATIONS AND REQUIRED DOCUMENTS

When you open an account, you need to tell us how you want your shares registered. How you register your account will affect your ownership rights and ability to make certain transactions. If you have questions about how to register your account, you should consult your investment representative or legal advisor. Please keep the following information in mind when registering your account.

Joint Ownership. If you open an account with two or more owners, we register the account as "joint tenants with rights of survivorship" unless you tell us otherwise. An account registered as "joint tenants with rights of survivorship" is shown as "Jt Ten" on your account statement. For any account with two or more owners, all owners must sign instructions to process transactions and changes to the account. Even if the law in your state says otherwise, you will not be able to change owners on the account unless all owners agree in writing. If you would like another person or owner to sign for you, please send us a current power of attorney.

Gifts and Transfers to Minors. You may set up a custodial account for a minor under your state's Uniform Gifts/Transfers to Minors Act. Other than this form of registration, a minor may not be named as an account owner.

Trusts. If you register your account as a trust, you should have a valid written trust document to avoid future disputes or possible court action over who owns the account.

Required Documents. For corporate, partnership and trust accounts, please send us the following documents when you open your account. This will help avoid delays in processing your transactions while we verify who may sign on the account.

TYPE OF ACCOUNT          DOCUMENTS REQUIRED

Corporation            Corporate Resolution

Partnership            1. The pages from the partnership agreement that
                          identify the general partners, or

                       2. A certification for a partnership agreement

Trust                  1. The pages from the trust document that identify the
                          trustees, or

                       2. A certification for trust

Street or Nominee Accounts. If you have Fund shares held in a "street" or "nominee" name account with your Securities Dealer, you may transfer the shares to the street or nominee name account of another Securities Dealer. Both dealers must have an agreement with Distributors or we will not process the transfer. Contact your Securities Dealer to initiate the transfer. We will process the transfer after we receive authorization in proper form from your delivering Securities Dealer. Accounts may be transferred electronically through the NSCC. For accounts registered in street or nominee name, we may take instructions directly from the Securities Dealer or your nominee.

Electronic Instructions. If there is a Securities Dealer or other representative of record on your account, we are authorized to use and execute electronic instructions received directly from your dealer or representative without further inquiry. Electronic instructions may be processed through the services of the NSCC, which currently include the NSCC's "Networking," "Fund/SERV," and "ACATS" systems, or through Franklin/Templeton's PCTrades II(TM) System.

TAX IDENTIFICATION NUMBER

For tax reasons, we must have your correct Social Security or tax identification number on a signed shareholder application or applicable tax form. Federal law requires us to withhold 31% of your taxable distributions and sale proceeds if
(i) you have not furnished a certified correct taxpayer identification number,
(ii) you have not certified that withholding does not apply, (iii) the IRS or a Securities Dealer notifies the Fund that the number you gave us is incorrect, or
(iv) you are subject to backup withholding.

We may refuse to open an account if you fail to provide the required tax identification number and certifications. We may also close your account if the IRS notifies us that your tax identification number is incorrect. If you complete an "awaiting TIN" certification, we must receive a correct tax identification number within 60 days of your initial purchase to keep your account open.

KEEPING YOUR ACCOUNT OPEN

Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is $50 or less, except for investors under categories (d), (e), (j) and (l) under "Opening Your Account." We will do this if the value of your account falls below this minimum because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to at least $100.

SERVICES TO HELP YOU MANAGE YOUR ACCOUNT

AUTOMATIC INVESTMENT PLAN

Our automatic investment plan offers a convenient way to invest in the Fund. Under the plan, you can have money transferred automatically from your checking account to the Fund each month to buy additional shares. If you are interested in this program, please refer to the application included with this prospectus or contact your investment representative. The market value of the Fund's shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. You may discontinue the program at any time by notifying Investor Services by mail or phone.

SYSTEMATIC WITHDRAWAL PLAN

Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply.

If you would like to establish a systematic withdrawal plan, please complete the systematic withdrawal plan section of the shareholder application included with this prospectus and indicate how you would like to receive your payments. You may choose to direct your payments to buy the same class of shares of another Franklin Templeton Fund or have the money sent directly to you, to another person, or to a checking account. You will generally receive your payment by the fifth business day of the month in which a payment is scheduled. Beginning with your February 1997 payment, however, you will generally receive your payment by the end of the month in which a payment is scheduled. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us in writing at least seven business days before the end of the month preceding a scheduled payment. Please see "How Do I Buy, Sell and Exchange Shares? - Systematic Withdrawal Plan" in the SAI for more information.

STATEMENTS AND REPORTS TO SHAREHOLDERS

We will send you the following statements and reports on a regular basis:

o Confirmation and account statements reflecting transactions in your account, including additional purchases and dividend reinvestments. Please verify the accuracy of your statements when you receive them.

o Financial reports of the Fund will be sent every six months. To reduce Fund expenses, we attempt to identify related shareholders within a household and send only one copy of a report. Call Fund Information if you would like an additional free copy of the Fund's financial reports or an interim quarterly report.

BROKERS AND DEALERS AND PLAN ADMINISTRATORS

You may buy and sell Fund shares through registered broker-dealers. The Fund does not impose a sales or service charge but your broker-dealer may charge you a transaction fee. Transaction fees and services may vary among broker-dealers, and your broker-dealer may impose higher initial or subsequent investment requirements than those established by the Fund. Services provided by broker-dealers may include allowing you to establish a margin account and borrow on the value of the Fund's shares in that account. If your broker-dealer receives your order before pricing on a given day, the broker-dealer is required to forward the order to the Fund before pricing closes on that day. A broker-dealer's failure to timely forward an order may give rise to a claim by the investor against the broker.

Third party plan administrators of tax-qualified retirement plans and other entities may provide sub-transfer agent services to the Fund. In such cases, the Fund may pay the third party an annual sub-transfer agency fee that is not greater than the Fund otherwise would have paid for such services.

INSTITUTIONAL ACCOUNTS

Institutional investors will likely be required to complete an institutional account application. There may be additional methods of opening accounts and purchasing, redeeming or exchanging shares of the Fund available for institutional accounts. To obtain an institutional application or additional information regarding institutional accounts, contact Franklin Templeton Institutional Services at 1-800/321-8563 Monday through Friday, from 6:00 a.m. to 5:00 p.m. Pacific time.

AVAILABILITY OF THESE SERVICES

The services above are available to most shareholders. If, however, your shares are held by a financial institution, in a street name account, or networked through the NSCC, the Fund may not be able to offer these services directly to you.
Please contact your investment representative.

WHAT IF I HAVE QUESTIONS ABOUT MY ACCOUNT?

If you have any questions about your account, you may write to Investor Services at 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California 94403-7777. The Fund, Distributors and Advisers are also located at this address. You may also contact us by phone at one of the numbers listed below.

                                              HOURS OF OPERATION (PACIFIC TIME)
DEPARTMENT NAME            TELEPHONE NO.      (MONDAY THROUGH FRIDAY)
Shareholder Services       1-800/632-2301     5:30 a.m. to 5:00 p.m.
Dealer Services            1-800/524-4040     5:30 a.m. to 5:00 p.m.
Fund Information           1-800/DIAL BEN     5:30 a.m. to 8:00 p.m.
                           (1-800/342-5236)   6:30 a.m. to 2:30 p.m. (Saturday)
Retirement Plans           1-800/527-2020     5:30 a.m. to 5:00 p.m.
Institutional Services     1-800/321-8563     6:00 a.m. to 5:00 p.m.
TDD (hearing impaired)     1-800/851-0637     5:30 a.m. to 5:00 p.m.

Your phone call may be monitored or recorded to ensure we provide you with high quality service. You will hear a regular beeping tone if your call is being recorded.

GLOSSARY

USEFUL TERMS AND DEFINITIONS

1940 Act - Investment Company Act of 1940, as amended

Advisers - Franklin Advisers, Inc., the Fund's investment manager

Board - The Board of Trustees of the Trust

CD - Certificate of deposit

Class I and Advisor Class - The Fund offers two classes of shares, designated "Class I," and "Advisor Class." The two classes have proportionate interests in the Fund's portfolio. Class I shares are purchased with a sales charge and have a Rule 12b-1 plan. Advisor Class shares are purchased without a sales charge and do not have a Rule 12b-1 plan.

Code - Internal Revenue Code of 1986, as amended

Contingency Period - For Class I shares, the 12 month period during which a Contingent Deferred Sales Charge may apply. Regardless of when during the month you purchased shares, they will age one month on the last day of that month and each following month.

Contingent Deferred Sales Charge (CDSC) - A sales charge of 1% that may apply if you sell your shares within the Contingency Period.

Distributors - Franklin/Templeton Distributors, Inc., the Fund's principal underwriter. The SAI lists the officers and Board members who are affiliated with Distributors. See "Officers and Trustees."

Franklin Funds - The mutual funds in the Franklin Group of Funds(R) except Franklin Valuemark Funds and the Franklin
Government Securities Trust

Franklin Templeton Funds - The Franklin Funds and the Templeton Funds

Franklin Templeton Group - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

Franklin Templeton Group of Funds - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT Services - Franklin Templeton Services, Inc., the Fund's administrator

Investment Managers - Franklin Advisers, Inc., the Fund's investment manager, and Templeton Investment Counsel, Inc., the Fund's subadvisor.

Investor Services - Franklin/Templeton Investor Services, Inc., the Fund's shareholder servicing and transfer agent

IRS - Internal Revenue Service

Major Currencies - As used in this prospectus, Australian dollar, Belgian franc, British pound sterling, Canadian dollar, Danish krone, Netherlands guilder, European Currency Unit ("ECU"), French franc, German mark, Italian lira, Japanese yen, New Zealand dollar, Spanish peseta, Swedish krona, Swiss franc and U.S. dollar.

Market Timer(s) - Market Timers generally include market timing or allocation services, accounts administered so as to buy, sell or exchange shares based on predetermined market indicators, or any person or group whose transactions seem to follow a timing pattern.

Moody's  - Moody's Investors Service

Mutual Series - Franklin Mutual Series Fund Inc., a member of the Franklin Group of funds, formerly the Mutual Series Fund Inc. Each series of Mutual Series began offering three classes of shares on November 1, 1996, Class I, Class II and Class Z. All shares sold before that time are designated Class Z shares.

NASD - National Association of Securities Dealers, Inc.

Net Asset Value (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

Non-Major Currencies - as used in this prospectus, currencies other than the Major Currencies that are freely convertible into one or more of the Major Currencies.

NSCC - National Securities Clearing Corporation

NYSE - New York Stock Exchange

Offering Price - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge, if applicable. The maximum front-end sales charge is 3.0% for Class I. Advisor Class has no front-end sales charge.

Resources - Franklin Resources, Inc.

SAI - Statement of Additional Information

S&P - Standard & Poor's Corporation

SEC - U.S. Securities and Exchange Commission

Securities Dealer - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

Templeton Funds - The U.S. registered mutual funds in the Templeton Group of Funds except Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund

TICI - Templeton Investment Counsel, Inc., the Fund's subadvisor.

Trust Company - Franklin Templeton Trust Company. Trust Company is an affiliate of Distributors and both are wholly owned subsidiaries of Resources.

U.S. - United States






FRANKLIN TEMPLETON
GERMAN GOVERNMENT
BOND FUND-

ADVISOR CLASS
FRANKLIN TEMPLETON GLOBAL TRUST

STATEMENT OF
ADDITIONAL INFORMATION   777 MARINERS ISLAND BLVD., P.O. BOX 7777
JANUARY 1, 1997          SAN MATEO, CA 94403-7777  1-800/DIAL BEN



Contents

How does the Fund Invest its Assets?..................

Investment Restrictions...............................

Potential Benefits of Investing in
 German Government Obligations........................

Officers and Trustees.................................

Investment Management
 and Other Services...................................

How does the Fund Buy Securities
 for its Portfolio?...................................

How Do I Buy, Sell and Exchange Shares?...............

How are Fund Shares Valued?...........................

Additional Information on
 Distributions and Taxes..............................

The Fund's Underwriter................................

How does the Fund Measure Performance?................

Miscellaneous Information.............................

Financial Statements..................................

Useful Terms and Definitions..........................

When reading this SAI, you will see certain terms beginning with capital letters. This means the term is explained under "Useful Terms and Definitions."

The Franklin Templeton German Government Fund (the "Fund") is a non-diversified series of Franklin Templeton Global Trust (the "Trust"), an open-end management investment company. This SAI relates to the Advisor Class shares of the Fund. The Fund's investment objective is total return over the long term. Total return consists of a combination of interest income, capital appreciation and currency gains. The Fund seeks to achieve its objective by investing in a managed portfolio of German government bonds. The Prospectus, dated January 1, 1997, as may be amended from time to time, contains the basic information you should know before investing in the Fund. For a free copy, call 1-800/DIAL BEN or write the Fund at the address shown.

Advisor Class shares are only available for purchase by certain persons, including, among others, certain financial institutions (such as banks, trust companies, savings institutions and credit unions); government and tax-exempt entities; pension, profit sharing and employee benefit plans; certain qualified groups, including family trusts, endowments, foundations and corporations; Franklin Templeton Fund Allocator Series; and directors, trustees, officers and full time employees (and their family members) of Franklin Templeton Group and the Franklin Templeton Group of Funds.

The Prospectus, dated January 1, 1997, as may be amended from time to time, contains the basic information you should know before investing in the Fund. For a free copy, call 1-800/DIAL BEN or write the Fund at the address shown.

This SAI is not a prospectus. It contains information in addition to and in more detail than set forth in the Prospectus. This SAI is intended to provide you with additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Prospectus.



MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

O ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

O ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK;

O ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


HOW DOES THE FUND INVEST ITS ASSETS?

The following provides more detailed information about some of the securities the Fund may buy and its investment policies. You should read it together with the section in the Prospectus entitled "How does the Fund Invest its Assets?"

INVESTING IN FOREIGN SECURITIES

Foreign securities markets generally are not as developed or efficient as those in the U.S. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the U.S. and, at times, volatility of prices can be greater than in the U.S. In addition, there may be less publicly available information about a non-U.S. issuer, and non-U.S. issuers are not generally subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers.

Because foreign securities are bought with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars will be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Currency exchange costs may be incurred when the Fund sells instruments denominated in one currency and purchases instruments denominated in another.

Some of the foreign securities may be subject to transaction taxes charged by foreign governments. This would have the effect of increasing the cost of the investments and reduce the realized gain or increase the realized loss on the securities at the time of sale. Transaction costs and custodial expenses for a portfolio of non-U.S. securities generally are higher than for a portfolio of U.S. securities. Interest payments from certain foreign securities may be subject to foreign withholding taxes on interest income payable on the securities.

U.S. government policies have in the past, through taxation and other restrictions, discouraged certain investments abroad by U.S. investors. While no such restrictions are currently in effect, they could be reinstituted. If this happened the Fund may need to invest temporarily all or substantially all of its assets in U.S. money market instruments, or it may become necessary to liquidate the Fund.

The German government obligations in which the Fund invests are denominated in the German mark and are rated at the time of purchase triple A by a U.S. nationally recognized rating service, such as Standard & Poor's Corporation ("S&P") or Moody's Investors Service ("Moody's"), or, if unrated, are considered by the Investment Managers to be of comparable quality to a triple A rated instrument.

The Fund is permitted to invest in Pfandbriefe, both directly through those issued by the German mortgage banks, known as Offentliche Pfandbriefe or in alternative form as in global Pfandbriefe, which are single 144A book entry bonds that represent a pool of underlying public sector Pfandbriefe and track the ownership interest of all U.S. investors in the pool.

Consistent with its investment objective, the Fund may also invest up to 35% of its total assets in (i) German mark-denominated bonds and other debt instruments issued by sovereign governments other than the Federal Republic of Germany and by supranational organizations (such as the World Bank) which are rated at time of purchase triple A by a U.S. nationally recognized rating service, such as S&P or Moody's, or which, if unrated, are considered by the Investment Managers to be of comparable quality to a triple A rated instrument; and (ii) cash and money market instruments denominated in the German mark rated at time of purchase A-1+ by S&P and/or P-1 by Moody's or if unrated, are considered by the Fund's Investment Managers to be of comparable high quality.

CURRENCY TRANSACTIONS

Generally, the currency exchange transactions of the Fund are conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market for purchasing or selling currency. The Fund does not engage in hedging strategies to protect against possible variations in the exchange rates between the U.S. dollar and the German mark. The Fund may, however, enter into forward currency contracts in combination with money market instruments to obtain an investment result that is essentially the same as a direct investment in a foreign currency-denominated instrument. A forward currency contract is an agreement to buy or sell a specified currency at a specified future date and price set at the time of the contract. Although not a fundamental policy, the Fund does not currently intend to enter into a forward contract with a term of more than one year.

When using forward contracts for hedging purposes, the Fund may enter into forward contracts with respect to specific transactions ("transaction hedging"). Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of the Fund generally owing in connection with the purchase and sale of portfolio securities. The Fund will not speculate in forward contracts; the Fund will, however, utilize forward contracts in conjunction with money market instruments in a manner which is unrelated to the Fund's normal transaction hedging activities as described above (i.e., to obtain an investment result that is essentially the same as a direct investment in a foreign currency-denominated instrument).

When the Fund enters into a hedging transaction, its custodian bank will place cash or high-quality readily marketable liquid debt securities in a segregated account of the Fund in an amount equal to the value of its total assets committed to the completion of the forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to the contracts.

It may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. Under certain circumstances, the Fund may have to limit currency transactions to qualify as a regulated investment company under the Code.

At or before the maturity of a forward contract, the Fund may either sell a portfolio security and make delivery of the currency, or it may retain the security and terminate its contractual obligation to deliver the currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the currency.

If the Fund enters into a forward contract, retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may after enter into a new forward contract to sell the currency. If forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. If forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Transactions in forward contracts by the Fund will be limited to the ones described above. The Fund is not required to enter into forward contracts, and will not do so unless deemed appropriate by the Investment Managers. You should realize that the use of forward contracts does not eliminate fluctuations in the underlying prices of the securities. Forward contracts simply establish a rate of exchange that the Fund can achieve at some future point in time. In addition, although forward contracts tend to minimize the risk of loss due to fluctuations in the value of the hedged currency, they also tend to limit any potential gain that might result from the change in the value of the currency.

Because the Fund invests primarily in debt securities denominated in German marks, it may hold German marks pending investment in such instruments or conversion into U.S. dollars. Although the Fund values its assets daily, in terms of U.S. dollars, the Fund does not convert its holdings of German marks into U.S. dollars on a daily basis. It will do so from time to time, however, and you should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference, which is known as the spread, between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell the currency to the dealer.

CURRENCY MOVEMENTS

Exchange rates fluctuate for a number of reasons. Depending on the currency in question and the point in time, some factors may outweigh others in determining the course of exchange rate movements.

1. Inflation. The most fundamental reason exchange rates change is to reflect changes in currencies' purchasing power. Different countries experience different inflation rates due to different monetary and fiscal policies, different product and labor market conditions and a host of other factors.

2. Trade Deficits. Countries with trade deficits tend to experience a depreciating currency. Often, inflation is the cause of a trade deficit, making a country's goods more expensive and less competitive and so reducing demand for its currency.

3. Interest Rates. High interest rates tend to boost currency values in the short run by making such currencies more attractive to investors. Since high interest rates are often the result of high inflation, however, long-term results may be the opposite.

4. Budget Deficits and Low Savings Rates. Countries that run large budget deficits and save little of their national income tend to suffer a depreciating currency because they are forced to borrow abroad to finance their deficits. Payments of interest on this debt can "flood" the currency markets with the currency of the debtor nation.

Also, budget deficits can indirectly contribute to currency depreciation if a government chooses to cope with its deficits and debt by means of inflation.

5. Political Factors. Political instability in a country can cause a currency to depreciate. If the country appears a less desirable place in which to invest and do business, demand for the currency is likely to fall.

6. Government Control. Through their own buying and selling of currencies, the world's central banks sometimes manipulate exchange rate movements. In addition, governments occasionally issue statements to influence people's expectations about the direction of exchange rates, or they may induce policies with an exchange rate target as the goal.

Illiquid Investments. The Board has authorized the Fund to invest in restricted securities where the investment is consistent with the Fund's investment objective and has authorized these securities to be considered liquid to the extent the Investment Managers determine that there is a liquid institutional or other market for these securities, for example, restricted securities which may be freely transferred among qualified institutional buyers pursuant to Rule 144A under the 1933 Act and for which a liquid institutional market has developed. The Board reviews any determination by the Investment Managers to treat a restricted security as liquid on a quarterly basis, including the Investment Managers' assessment of current trading activity and the availability of reliable price information. In determining whether a restricted security is properly considered a liquid security, the Investment Managers and the Board will take into account the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to buy or sell the security and the number of other potential purchasers; (iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). To the extent the Fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the Fund may be increased if qualified institutional buyers become uninterested in purchasing these securities or the market for these securities contracts.

INVESTMENT RESTRICTIONS

The Fund has adopted the following restrictions as fundamental policies. These restrictions may not be changed without the approval of a majority of the outstanding voting securities of the Fund. Under the 1940 Act, this means the approval of (i) more than 50% of the outstanding shares of the Fund or (ii) 67% or more of the shares of the Fund present at a shareholder meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy, whichever is less. The Fund may not:

1. Purchase common stocks, preferred stocks, warrants or other equity securities.

 2. Borrow money, except from banks for temporary or emergency (not leveraging) purposes in an amount up to 331/3% of the value of the Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments.

 3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 331/3% of the value of its total assets, but only to secure borrowing for temporary or emergency purposes provided that the deposit or payment of initial or variation margin in connection with transactions in options and futures shall not be treated as a pledge of assets hereunder.

 4. Sell securities short or purchase securities on margin, provided that the deposit or payment of initial or variation margin in connection with transactions in options and futures shall not be treated as the purchase of securities on margin thereunder, provided such transactions are effected in compliance with investment restriction no. 6 below.

 5. Underwrite the securities of other issuers, purchase interests in oil, gas or other mineral exploration or development programs, including mineral leases, or purchase or sell real estate or securities issued by real estate limited partnerships, real estate investment trusts, or by companies that invest in real estate or interests therein.

 6. Purchase or sell commodities, except that the Fund may purchase or sell currencies, may enter into futures contracts on securities, currencies, securities and other indices or any other financial instruments, and may purchase and sell options on such futures contracts.

 7. Make loans to others except through the purchase of debt obligations referred to in its Prospectus and the entry into repurchase agreements and portfolio lending agreements, provided that the value of securities subject to such lending agreements may not exceed 30% of the value of the Fund's total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Board, including maintenance of collateral of the borrower equal at all times to at least the current market value of the securities loaned.

 8. Invest more than 25% of its assets in the securities of issuers in any single industry (or in the securities of any single governmental issuer), provided that (i) there shall be no limitation on the purchase of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and (ii) the Fund will invest more than 25% of its assets in debt obligations issued or guaranteed by the Federal Republic of Germany, its agencies, instrumentalities or political subdivisions.

 9. Have invested as of the last day of any fiscal quarter (or other measuring period used for purposes of determining compliance with Subchapter M of the
Code) (i) more than 25% of its total assets in the securities of any one issuer, or (ii) with respect to 50% of the Fund's total assets, more than 5% of its total assets in the obligations of any one issuer, except for cash and cash items and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, provided that for purposes of this restriction debt securities issued by different agencies, instrumentalities or political subdivisions of a national government other than the U.S. government that are not guaranteed by the full faith and credit of such national government may be deemed to have been issued by different issuers.

10. Invest in companies for the purpose of exercising control.

11. Invest in securities of other investment companies.

12. Purchase the securities of any issuer having less than three years' continuous operations (or any predecessors) if such purchase would cause the value of the Fund's investments in all such issuers to exceed 5% of the value of its total assets.

13. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from (i) making any otherwise permitted borrowing, mortgages or pledges, or (ii) entering into option contracts, futures contracts, forward contracts or repurchase transactions.

14. Purchase or retain securities of any issuer if the officers, directors or trustees of the Fund, its investment manager or investment adviser who own beneficially more than 1/2 of 1% of such securities outstanding together own beneficially more than 5% of such securities.

If a percentage restriction is met at the time of investment, a later increase or decrease in the percentage due to a change in value of the portfolio securities or the amount of assets will not be considered a violation of any of the foregoing restrictions.

POTENTIAL BENEFITS OF INVESTING
IN GERMAN GOVERNMENT OBLIGATIONS

As a general principle, the Investment Managers believe that investing outside of the U.S. may be beneficial for any investor over a long term. Through diversification into German government obligations, U.S. dollar-based investors may seek to achieve a number of different potential benefits, as discussed below.

Higher Current Yields. German government obligations may, from time to time, pay higher current yields than U.S. government bonds of equal maturity. U.S. investors may wish to take advantage of these higher yields when available by investing in the Fund. Primarily because of interest rate and currency risk, the total return on German government obligations may be higher or lower than the total return on U.S. government bonds, regardless of which market offers higher yields at the time of investment. When available, however, the higher current yields on German government obligations will provide a margin of protection against adverse movements of currency exchange rates and/or relative interest rates.

Capital Appreciation. When German market interest rates decline, German government obligation prices (expressed in German marks) generally will increase. If you are anticipating a general decline in German interest rates, you may wish to invest in the Fund for the opportunity to participate in such capital gains, should interest rates eventually decline. U.S. investors should recognize, however, that adverse movements in currency exchange rates could partially or completely offset any such price appreciation.

Currency Gains. When the German mark appreciates relative to the U.S. dollar (i.e., the dollar declines), the U.S. dollar price of securities denominated in German marks, such as German government obligations, will appreciate, other things being equal. If you are anticipating appreciation of the German mark against the U.S. dollar, you may wish to invest in the Fund for the opportunity to participate in such currency gains, should such favorable exchange rate movement materialize. U.S. investors should recognize, however, that an increase in German interest rates would cause depreciation in German government obligation prices (expressed in German marks) with a similar effect on the Fund's Net Asset Value, which could partially or completely offset any such currency gains.

Safety of Principal. U.S. investors may wish to invest in the Fund for safety of principal due to the high credit quality of German government obligations. Of course, the total return on German government obligations and on the Fund will also be affected positively or negatively by German interest rate and currency exchange rate movements.

U.S. investors may also wish to broaden the degree of credit diversification in their portfolios by including obligations of foreign issuers, such as German government obligations, through an investment in the Fund. In general, by increasing credit diversification within a portfolio of fixed-income securities, you may lessen portfolio exposure to adverse developments affecting any one particular issuer.

Portfolio Diversification. Returns on non-U.S. investments such as German government obligations tend not to reflect a high degree of correlation with returns on U.S. financial assets such as U.S. stocks and bonds. This lack of correlation arises from the fact that at any particular point in time, countries are likely to differ with respect to: a) the status of their economy within the overall business cycle; b) the level and direction of inflation and interest rates; c) the mix of fiscal and monetary policy; d) the strength or weakness of their domestic currency on foreign exchange markets; and e) the degree to which one-time events (such as German unification) may have a material impact on the economy.

In general, combining assets the returns on which are not highly correlated can be expected to reduce the variability of portfolio returns over time, as weak performance in one asset class is, from time to time, offset by the strong performance of another asset class. In general, it can be shown that, up to a point, international diversification of a U.S. portfolio has reduced overall portfolio volatility in the past. There can be no assurance, however, that this will be the case in the future.

Protection of Global Purchasing Power. Depreciation of the U.S. dollar relative to other major foreign currencies over time reduces the global purchasing power of U.S. investors, i.e., it increases the amount of dollars required to buy any given basket of goods and services from around the world. U.S. dollar depreciation may cause the dollar price to rise both on imports as well as on domestic output for which there is foreign competition, such as automobiles. Given the increasing role of imports in U.S. consumption patterns in recent years, finding ways to protect global purchasing power may be of increasing importance to Americans now and in the future.

Investments in foreign currency-denominated securities, such as German government obligations, through an investment in the Fund, may help maintain the global purchasing power of a U.S. investor's portfolio, in the event that the U.S. dollar depreciates relative to the German mark in the future. Of course, currency diversification of your portfolio can work to your benefit or loss, depending on the future movement of currency exchange rates, among other things.

OFFICERS AND TRUSTEES

The Board has the responsibility for the overall management of the Fund, including general supervision and review of its investment activities. The Board, in turn, elects the officers of the Fund who are responsible for administering the Fund's day-to-day operations. The affiliations of the officers and Board members and their principal occupations for the past five years are shown below. Members of the Board who are considered "interested persons" of the Fund under the 1940 Act are indicated by an asterisk (*).

 Frank H. Abbott, III (75)    Trustee
 1045 Sansome St.
 San Francisco, CA 94111

                                         President and Director, Abbott
                                         Corporation (an investment company);
                                         and director, trustee or managing
                                         general partner, as the case may be, of
                                         31 of the investment companies in the
                                         Franklin Group of Funds.

 Harris J. Ashton (64)   Trustee
 General Host Corporation
 Metro Center, 1 Station Place
 Stamford, CT 06904-2045

                                         President, Chief Executive Officer and
                                         Chairman of the Board, General Host
                                         Corporation (nursery and craft
                                         centers); Director, RBC Holdings, Inc.
                                         (a bank holding company) and Bar-S
                                         Foods; and director, trustee or
                                         managing general partner, as the case
                                         may be, of 55 of the investment
                                         companies in the Franklin Templeton
                                         Group of Funds.

 David K. Eiteman (66)   Trustee
 HC2, Box 8076
 Frazier Park, CA 93225

                                         Since 1959, Professor of Finance in the
                                         John E. Anderson Graduate School of
                                         Management, University of California,
                                         Los Angeles. From 1988 to June 1993, a
                                         Trustee of the Huntington Investment
                                         Trust.

 S. Joseph Fortunato (64)     Trustee
 Park Avenue at Morris County
 P. O. Box 1945
 Morristown, NJ 07962-1945

                                         Member of the law firm of Pitney,
                                         Hardin, Kipp & Szuch; Director of
                                         General Host Corporation; director,
                                         trustee or managing general partner, as
                                         the case may be, of 57 of the
                                         investment companies in the Franklin
                                         Templeton Group of Funds.

 David W. Garbellano (81)     Trustee
 111 New Montgomery St., #402
 San Francisco, CA 94105

                                         Private Investor; Assistant
                                         Secretary/Treasurer and Director,
                                         Berkeley Science Corporation (a venture
                                         capital company); and director, trustee
                                         or managing general partner, as the
                                         case may be, of 30 of the investment
                                         companies in the Franklin Group of
                                         Funds.

*Donald P. Gould (38)         President
 777 Mariners Island Blvd.    and Trustee
 San Mateo, CA 94404

                                         Managing Director, Templeton Worldwide,
                                         Inc; from November 1993 to present,
                                         Executive Vice President, Franklin
                                         Institutional Services Corporation;
                                         from January 1995 to present, Senior
                                         Vice President of Templeton Franklin
                                         Investment Services, Inc.; from
                                         February 1992 to November 1993,
                                         independent consultant to the Trust;
                                         and from February 1992 to June 1993,
                                         independent consultant to Huntington
                                         Investment Trust. From December 1985 to
                                         February 1992, Chairman of the Board of
                                         the Trust. From 1988 to June 1993,
                                         President and Trustee, from 1988 to
                                         February 1992, Chairman of the Board,
                                         Huntington Investment Trust. From
                                         October 1985 to February 1992,
                                         President and Director of Huntington
                                         Advisers, Inc., a mutual fund
                                         investment adviser, and President of
                                         Huntington Investments, Inc., a mutual
                                         fund underwriter.

 Gerald R. Healy (55)    Trustee
 5917 Cleveland Street
 Morton Grove, IL 60053

                                         Since April 1994, a private consultant.
                                         From July 1993 to March 1994, Director
                                         of Corporate Management Resources of
                                         Alliance Imaging, Inc. From 1989,
                                         Executive Vice President of Capital
                                         Health Services Corp. Prior to that
                                         time, a private investor. From 1988 to
                                         June 1993, a Trustee of the Huntington
                                         Investment Trust.

*Charles B. Johnson (63)      Chairman
 777 Mariners Island Blvd.    of the Board
 San Mateo, CA 94404          and Trustee

                                        President and Director, Franklin
                                        Resources, Inc.; Chairman of the Board
                                        and Director, Franklin Advisers, Inc.
                                        and Franklin Templeton Distributors,
                                        Inc.; Director, Franklin/Templeton
                                        Investor Services, Inc. and General Host
                                        Corporation; and officer and/or
                                        director, trustee or managing
                                        general partner, as
                                        the case may be, of most other
                                        subsidiaries of Franklin Resources, Inc.
                                        and of 56 of the investment companies in the Franklin Templeton Group of Funds.

*Rupert H. Johnson, Jr. (56)  Vice President
 777 Mariners Island Blvd.    and Trustee
 San Mateo, CA 94404

                                         Executive Vice President and Director,
                                         Franklin Resources, Inc. and Franklin
                                         Templeton Distributors, Inc.; President
                                         and Director, Franklin Advisers, Inc.;
                                         Director, Franklin/Templeton Investor
                                         Services, Inc.; and officer and/or
                                         director, trustee or managing general
                                         partner, as the case may be, of most
                                         other subsidiaries of Franklin
                                         Resources, Inc. and of 60 of the
                                         investment companies in the Franklin
                                         Templeton Group of Funds.

 David P. Kraus (39)                Trustee
 Bet Tzedek Legal Services
 145 South Fairfax Ave., Suite 200
 Los Angeles, CA 90036-2166

                                         Since 1981, an attorney with various
                                         private law firms in Los Angeles. Also,
                                         since October 1995, an attorney with
                                         Bet Tzedek Legal Services.

 Frank W. T. LaHaye (67)            Trustee
 20833 Stevens Creek Blvd.
 Suite 102
 Cupertino, CA 95014

                                         General Partner, Peregrine Associates
                                         and Miller & LaHaye, which are General
                                         Partners of Peregrine Ventures and
                                         Peregrine Ventures II (venture capital
                                         firms); Chairman of the Board and
                                         Director, Quarterdeck Office Systems,
                                         Inc.; Director, FischerImaging
                                         Corporation; and director, trustee or
                                         managing general partner, as the case
                                         may be, of 26 of the investment
                                         companies in the Franklin Group of
                                         Funds.

 Gordon S. Macklin (68)  Trustee
 8212 Burning Tree Road
 Bethesda, MD 20817

                                         Chairman, White River Corporation
                                         (information services); Director, Fund
                                         American Enterprises Holdings, Inc.,
                                         Lockheed Martin Corporation, MCI
                                         Communications Corporation, MedImmune,
                                         Inc. (biotechnology), InfoVest
                                         Corporation (information services), and
                                         Fusion Systems Corporation (industrial
                                         technology); and Source One Mortgage
                                         Services Corporation (information
                                         services); and director, trustee or
                                         managing general partner, as the case
                                         may be, of 52 of the investment
                                         companies in the Franklin Templeton
                                         Group of Funds; and formerly held the
                                         following positions: Chairman,
                                         Hambrecht and Quist Group; Director, H
                                         & Q Healthcare Investors; and
                                         President, National Association of
                                         Securities Dealers, Inc.

 Harmon E. Burns (51)         Vice President
 777 Mariners Island Blvd.
 San Mateo, CA 94404

                                         Executive Vice President, Secretary and
                                         Director, Franklin Resources, Inc.;
                                         Executive Vice President and Director,
                                         Franklin Templeton Distributors, Inc.;
                                         Executive Vice President, Franklin
                                         Advisers, Inc.; Director,
                                         Franklin/Templeton Investor Services,
                                         Inc.; officer and/or director, as the
                                         case may be, of other subsidiaries of
                                         Franklin Resources, Inc.; and officer
                                         and/or director or trustee of 60 of the
                                         investment companies in the Franklin
                                         Templeton Group of Funds.

 Kenneth V. Domingues (64)          Vice President -
 777 Mariners Island Blvd.          Financial Reporting
 San Mateo, CA 94404                and Accounting
                                    Standards

                                         Senior Vice President, Franklin
                                         Resources, Inc., Franklin Advisers,
                                         Inc., and Franklin Templeton
                                         Distributors, Inc.; officer and/or
                                         director, as the case may be, of other
                                         subsidiaries of Franklin Resources,
                                         Inc.; and officer and/or managing
                                         general partner, as the case may be, of
                                         37 of the investment companies in the
                                         Franklin Group of Funds.

 Martin L. Flanagan (36)            Vice President
 777 Mariners Island Blvd.          and Chief
 San Mateo, CA 94404                Financial Officer

                                         Senior Vice President, Chief Financial
                                         Officer and Treasurer, Franklin
                                         Resources, Inc.; Executive Vice
                                         President, Templeton Worldwide, Inc.;
                                         Senior Vice President and Treasurer,
                                         Franklin Advisers, Inc. and Franklin
                                         Templeton Distributors, Inc.; Senior
                                         Vice President, Franklin/Templeton
                                         Investor Services, Inc.; officer of
                                         most other subsidiaries of Franklin
                                         Resources, Inc.; and officer of 60 of
                                         the investment companies in the
                                         Franklin Templeton Group of Funds.

 Deborah R. Gatzek (48)             Vice President
 777 Mariners Island Blvd.          and Secretary
 San Mateo, CA 94404

                                         Senior Vice President and General
                                         Counsel, Franklin Resources, Inc.;
                                         Senior Vice President, Franklin
                                         Templeton Distributors, Inc.; Vice
                                         President, Franklin Advisers, Inc. and
                                         officer of 60 of the investment
                                         companies in the Franklin Group of
                                         Funds.

 Charles E. Johnson (40)            Vice President
 777 Mariners Island Blvd.
 San Mateo CA 94404

                                         Senior Vice President and Director,
                                         Franklin Resources, Inc.; Senior Vice
                                         President, Franklin Templeton
                                         Distributors, Inc.; President and
                                         Director, Templeton Worldwide, Inc. and
                                         Franklin Institutional Services
                                         Corporation; officer and/or director,
                                         as the case may be, of some of the
                                         subsidiaries of Franklin Resources,
                                         Inc. and officer and/or director or
                                         trustee, as the case may be, of 39 of
                                         the investment companies in the
                                         Franklin Templeton Group of Funds.

 Diomedes Loo-Tam (57)              Treasurer and
 777 Mariners Island Blvd.          Principal
 San Mateo, CA 94404                Accounting Officer

                                         Employee of Franklin Advisers, Inc.;
                                         and officer of 37 of the investment
                                         companies in the Franklin Group of
                                         Funds.

 Edward V. McVey (59)               Vice President
 777 Mariners Island Blvd.
 San Mateo, CA 94404

                                         Senior Vice President/National Sales
                                         Manager, Franklin Templeton
                                         Distributors, Inc.; and officer of 32
                                         of the investment companies in the
                                         Franklin Group of Funds.

The table above shows the officers and Board members who are affiliated with Distributors and The Investment Managers. Nonaffiliated members of the Board are currently paid $800 per year plus $800 per meeting attended. As shown above, some of the nonaffiliated Board members also serve as directors, trustees or managing general partners of other investment companies in the Franklin Templeton Group of Funds. They may receive fees from these funds for their services. The following table provides the total fees paid to nonaffiliated Board members by the Trust and by other funds in the Franklin Templeton Group of Funds.

                                                                Number of Boards
                                               Total Fees       in the Franklin
                              Total Fees    Received from the   Templeton Group
                             Received from Franklin Templeton  of Funds on Which
Name                           the Trust    Group of Funds**     Each Serves***
Frank H. Abbott, III..........   $5,000      $162,420                  31
Harris J. Ashton..............    5,000       327,925                  55
David K. Eiteman..............    3,400         2,400                   1
S. Joseph Fortunato...........    5,000       344,745                  57
David Garbellano..............    5,000       146,100                  30
Gerald R. Healy...............    4,200         4,000                   1
David P. Kraus................    5,000         4,800                   1
Frank W.T. LaHaye.............    5,000       143,200                  26
Gordon S. Macklin.............    5,000       321,525                  52

*For the fiscal year ended October 31, 1995.

**For the calendar year ended December 31, 1995.

***We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. The Franklin Templeton Group of Funds currently includes 61 registered investment companies, with approximately 171 U.S. based funds or series.

Nonaffiliated members of the Board are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director, trustee or managing general partner. No officer or Board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Fund or other funds in the Franklin Templeton Group of Funds. Certain officers or Board members who are shareholders of Resources may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

As of December 6, 1996, the officers and Board members, as a group, owned of record and beneficially the following shares of the Fund: approximately 65 Class I shares, or less than 1% of the total outstanding Class I shares of the Fund. Many of the Board members also own shares in other funds in the Franklin Templeton Group of Funds. Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E. Johnson.

INVESTMENT MANAGEMENT
AND OTHER SERVICES

Investment Managers and Services Provided. The Fund's investment manager is Advisers. The sub-advisor of the Fund is TICI. The Investment Managers provide investment research and portfolio management services, including the selection of securities for the Fund to buy, hold or sell and the selection of brokers through whom the Fund's portfolio transactions are executed. The Investment Managers' activities are subject to the review and supervision of the Board to whom they render periodic reports of the Fund's investment activities. Advisers is covered by fidelity insurance on its officers, directors and employees for the protection of the Fund.

The Investment Managers and their affiliates act as investment managers to numerous other investment companies and accounts. The Investment Managers may give advice and take action with respect to any of the other funds they manage, or for their own account, that may differ from action taken by them on behalf of the Fund. Similarly, with respect to the Fund, the Investment Managers are not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that they and access persons, as defined by the 1940 Act, may buy or sell for their own account or for the accounts of any other fund. The Investment Managers are not obligated to refrain from investing in securities held by the Fund or other funds that they manage. Of course, any transactions for the accounts of the Investment Managers and other access persons will be made in compliance with the Trust's Code of Ethics. Please see "Miscellaneous Information - Summary of Code of Ethics."

Management Fees. Under its management agreement, the Fund pays Advisers a management fee equal to an annual rate of 0.55% of the value of the average daily net assets of the Fund. The fee is computed at the close of business on the first business day of each month. Each class pays its proportionate share of the management fee. Under the sub-advisory agreement, Advisers pays TICI a sub-advisory fee, in U.S. dollars, equal to an annual rate of 0.25% of the value of the average daily net assets of the Fund. This fee is not a separate expense of the Fund but is paid by Advisers from the management fees it receives from the Fund. TICI pays all expenses incurred by it through its activities under the sub-advisory agreement with Advisers, other than the cost of securities purchased for each Fund and brokerage commissions in connection with these purchases.

Advisers has agreed in advance to waive or limit its management fees in order to limit the expenses of the Fund to 1.25% of its average monthly net assets. For the fiscal year ended April 30, 1994, the period ended October 31, 1994 and the fiscal year ended October 31, 1995, management fees, before any advance waiver, were $35,400, $35,908, and $97,759, respectively. Management fees paid by the Fund for the same periods were $0, $0 and $91,422, respectively. Management fees paid by the Fund for the six-month period ended April 30, 1996 was $66,305.

Management Agreement. The management agreement is in effect until July 31, 1998. It may continue in effect for successive annual periods thereafter if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the management agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The management agreement may be terminated without penalty at any time by the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, or by Advisers on 60 days' written notice, and will automatically terminate in the event of its assignment, as defined in the 1940 Act. The sub-advisory agreement may be terminated without penalty at any time by the Board or by vote of the holders of a majority of the Fund's outstanding voting securities, or by either Advisers or TICI on not less than 60 days' written notice, and will automatically terminate in the event of its assignment, as defined in the 1940 Act.

Administrative Services. Under an agreement with Advisers, FT Services provides certain administrative services and facilities for the Fund. These include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. FT Services is a wholly owned subsidiary of Resources.

Under its administration agreement, Advisers pays FT Services a monthly administration fee equal to an annual rate of 0.15% of the Fund's average daily net assets up to $200 million, 0.135% of average daily net assets over $200 million up to $700 million, 0.10% of average daily net assets over $700 million up to $1.2 billion, and 0.075% of average daily net assets over $1.2 billion. The fee is paid by Advisers. It is not a separate expense of the Fund.

Shareholder Servicing Agent. Investor Services, a wholly-owned subsidiary of Resources, is the Fund's shareholder servicing agent and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is compensated on the basis of a fixed fee per account.

Custodians. Bank of New York, Mutual Funds Division, 90 Washington Street, New York, New York 10286, acts as custodian of the securities and other assets of the Fund. Bank of America NT & SA, 555 California Street, 4th Floor, San Francisco, California 94104, acts as custodian for cash received in connection with the purchase of Fund shares. Chase Manhattan Bank, Global Securities Service, Chase MetroTech Center, Brooklyn, New York 11245, also acts as custodian of certain securities and other assets of the Fund. Citibank Delaware, One Penn's Way, New Castle, Delaware 19720, acts as custodian in connection with transfer services through bank automated clearing houses. The custodians do not participate in decisions relating to the purchase and sale of portfolio securities.

Auditors. Coopers & Lybrand L.L.P., 333 Market Street, San Francisco, California 94105, are the Fund's independent auditors. During the fiscal year ended October 31, 1995, their auditing services consisted of rendering an opinion on the financial statements of the Fund included in the Trust's Annual Report to Shareholders for the fiscal year ended October 31, 1995. Advisor Class shares of the Fund were not offered to the public before January 1, 1997.

Prior Services. Prior to November 12, 1993, Huntington Advisers, Inc., 251 South Lake Avenue, Suite 600, Pasadena, California 91101, an indirect wholly-owned subsidiary of Long Beach Bank, served as the Trust's manager and Bankers Trust Company, 280 Park Avenue, New York, New York 10015, a wholly-owned subsidiary of Bankers Trust New York Corporation, served as the Fund's investment advisor.

HOW DOES THE FUND BUY
SECURITIES FOR ITS PORTFOLIO?

The selection of brokers and dealers to execute transactions in the Fund's portfolio is made by the Investment Managers in accordance with criteria set forth in the management agreement and any directions that the Board may give. Under the subadvisory agreement, Advisers may delegate to TICI the authority to select securities dealers to execute portfolio transactions for the Fund.

When placing a portfolio transaction, the Investment Managers seek to obtain prompt execution of orders at the most favorable net price. When portfolio transactions are done on a securities exchange, the amount of commission paid by the Fund is negotiated between the Investment Managers and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid in connection with portfolio transactions are based to a large degree on the professional opinions of the persons responsible for the placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. The Investment Managers will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of the Investment Managers, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The amount of commission is not the only factor the Investment Managers consider in the selection of a broker to execute a trade. If the Investment Managers believe it is in the Fund's best interest, the Investment Managers may place portfolio transactions with brokers who provide the types of services described below, even if it means the Fund will pay a higher commission than if no weight were given to the broker's furnishing of these services. This will be done only if, in the opinion of the Investment Managers, the amount of any additional commission is reasonable in relation to the value of the services. Higher commissions will be paid only when the brokerage and research services received are bona fide and produce a direct benefit to the Fund or assist the Investment Managers in carrying out its responsibilities to the Fund, or when it is otherwise in the best interest of the Fund to do so, whether or not such services may also be useful to the Investment Managers in advising other clients.

When the Investment Managers believe several brokers are equally able to provide the best net price and execution, they may decide to execute transactions through brokers who provide quotations and other services to the Fund, in an amount of total brokerage as may reasonably be required in light of these services. Specifically, these services may include providing the quotations necessary to determine the Fund's Net Asset Value, as well as research, statistical and other data.

It is not possible to place a dollar value on the special executions or on the research services received by the Investment Managers from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services permits the Investment Managers to supplement their own research and analysis activities and to receive the views and information of individuals and research staff of other securities firms. As long as it is lawful and appropriate to do so, the Investment Managers and their affiliates may use this research and data in their investment advisory capacities with other clients. If the Fund's officers are satisfied that the best execution is obtained, consistent with internal policies the sale of Fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, may also be considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

Because Distributors is a member of the NASD, it may sometimes receive certain fees when the Fund tenders portfolio securities pursuant to a tender-offer solicitation. As a means of recapturing brokerage for the benefit of the Fund, any portfolio securities tendered by the Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to Advisers will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by the Investment Managers are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the Investment Managers, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund.

During the fiscal year ended April 30, 1994, the period ended October 31, 1994, the fiscal year ended October 31, 1995 and the six-month period ended April 30, 1996, the Fund paid no brokerage commissions.

As of October 31, 1995, the Fund did not own securities of its regular broker-dealers.

HOW DO I BUY, SELL AND EXCHANGE SHARES?

ADDITIONAL INFORMATION ON BUYING SHARES

Securities laws of states where the Fund offers its shares may differ from federal law. Banks and financial institutions that sell shares of the Fund may be required by state law to register as Securities Dealers.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.

Distributors and/or its affiliates provide financial support to various Securities Dealers that sell shares of the Franklin Templeton Group of Funds. This support is based primarily on the amount of sales of fund shares. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a Securities Dealer's sales and marketing efforts in the Franklin Templeton Group of Funds; a Securities Dealer's support of, and participation in, Distributors' marketing programs; a Securities Dealer's compensation programs for its registered representatives; and the extent of a Securities Dealer's marketing programs relating to the Franklin Templeton Group of Funds. Financial support to Securities Dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain Securities Dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the NASD's rules.

Reinvestment Date. Shares acquired through the reinvestment of dividends will be purchased at the Net Asset Value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

ADDITIONAL INFORMATION ON EXCHANGING SHARES

If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be exchanged into the new fund and will be invested at Net Asset Value. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange is included in the tax section in this SAI and in the Prospectus.

If a substantial number of shareholders should, within a short period, sell their shares of the Fund under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest this money in U.S. short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Fund's investment objective exist immediately. This money will then be withdrawn from the U.S. short-term money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company are generally not available until the fifth business day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that fifth business day. The sale of Fund shares to complete an exchange will be effected at Net Asset Value at the close of business on the day the request for exchange is received in proper form. Please see "May I Exchange Shares for Shares of Another Fund?" in the Prospectus.

ADDITIONAL INFORMATION ON SELLING SHARES

Systematic Withdrawal Plan. There are no service charges for establishing or maintaining a systematic withdrawal plan. Once your plan is established, any distributions paid by the Fund will be automatically reinvested in your account. Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the first business day of the month in which a payment is scheduled before February 1997 and on the 25th day of the month beginning with your February 1997 payment. If the 25th falls on a weekend or holiday, we will process the redemption on the prior business day.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will automatically discontinue a systematic withdrawal plan if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

Through Your Securities Dealer. If you sell shares through your Securities Dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from your dealer's failure to do so must be settled between you and your Securities Dealer.

Redemptions in Kind. The Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the Board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

GENERAL INFORMATION

If dividend checks are returned to the Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at Net Asset Value until we receive new instructions.

If mail is returned as undeliverable or we are unable to locate you or verify your current mailing address, we may deduct the costs of our efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

Special Services. The Franklin Templeton Institutional Services Department provides specialized services, including recordkeeping, for institutional investors. The cost of these services is not borne by the Fund.

Investor Services may pay certain financial institutions that maintain omnibus accounts with the Fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the Fund may reimburse Investor Services an amount not to exceed the per account fee that the Fund normally pays Investor Services. These financial institutions may also charge a fee for their services directly to their clients.

Certain shareholder servicing agents may be authorized to accept your transaction request.

HOW ARE FUND SHARES VALUED?

We calculate the Net Asset Value per share of each class as of the scheduled close of the NYSE, generally 1:00 p.m. Pacific time, each day that the NYSE is open for trading. As of the date of this SAI, the Fund is informed that the NYSE observes the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

For the purpose of determining the aggregate net assets of the Fund, cash and receivables are valued at their realizable amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date. Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and ask prices. Over-the-counter portfolio securities are valued within the range of the most recent quoted bid and ask prices. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by the Investment Managers.

Portfolio securities underlying actively traded call options are valued at their market price as determined above. The current market value of any option held by the Fund is its last sale price on the relevant exchange before the time when assets are valued. Lacking any sales that day or if the last sale price is outside the bid and ask prices, options are valued within the range of the current closing bid and ask prices if the valuation is believed to fairly reflect the contract's market value.

The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the NYSE, if that is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the mean between the current bid and ask prices is used. Occasionally events that affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the Net Asset Value of each class. If events materially affecting the values of these foreign securities occur during this period, the securities will be valued in accordance with procedures established by the Board.

Generally, trading in U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the Net Asset Value of each class is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the scheduled close of the NYSE that will not be reflected in the computation of the Net Asset Value of each class. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the Board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board. With the approval of the Board, the Fund may utilize a pricing service, bank or Securities Dealer to perform any of the above described functions.

ADDITIONAL INFORMATION ON
DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

You may receive two types of distributions from the Fund:

1. Income dividends. The Fund receives income generally in the form of interest and other income derived from its investments. This income, less the expenses incurred in the Fund's operations, is its net investment income from which income dividends may be distributed. Thus, the amount of dividends paid per share may vary with each distribution.

2. Capital gain distributions. The Fund may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Distributions by the Fund derived from net short-term and net long-term capital gains (after taking into account any capital loss carryforward or post October loss deferral) may generally be made once a year in December to reflect any net short-term and net long-term capital gains realized by the Fund as of October 31 of the current fiscal year and any undistributed capital gains from the prior fiscal year. The Fund may make more than one distribution derived from net short-term and net long-term capital gains in any year or adjust the timing of these distributions for operational or other reasons.

TAXES

As stated in the Prospectus, the Fund has elected and qualified to be treated as a regulated investment company under Subchapter M of the Code. The Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund will be subject to federal and possibly state corporate taxes on its taxable income and gains, and distributions to shareholders will be taxable to the extent of the Fund's available earnings and profits.

The Code requires all funds to distribute at least 98% of their taxable ordinary income earned during the calendar year and at least 98% of their capital gain net income earned during the twelve month period ending October 31 of each year (in addition to amounts from the prior year that were neither distributed nor taxed to the Fund) to shareholders by December 31 of each year in order to avoid the imposition of a federal excise tax. Under these rules, certain distributions which are declared in October, November or December but which, for operational reasons, may not be paid to you until the following January, will be treated for tax purposes as if paid by the Fund and received by you on December 31 of the calendar year in which they are declared. The Fund intends as a matter of policy to declare and pay such dividends, if any, in December to avoid the imposition of this tax, but does not guarantee that its distributions will be sufficient to avoid any or all federal excise taxes.

All or a portion of the sales charge incurred in buying shares of the Fund will not be included in the federal tax basis of such shares sold or exchanged within ninety (90) days of their purchase (for purposes of determining gain or loss with respect to such shares) if you reinvest the sales proceeds in the Fund or in another fund in the Franklin Templeton Funds, and a sales charge which would otherwise apply to the reinvestment is reduced or eliminated. Any portion of the sales charge excluded from the tax basis of the shares sold will be added to the tax basis of the shares acquired in the reinvestment. You should consult with your tax advisor concerning the tax rules applicable to the sale or exchange of fund shares.

All or a portion of a loss realized upon a redemption of shares will be disallowed to the extent you buy other shares of the Fund (through reinvestment of dividends or otherwise) within 30 days before or after the redemption. Any loss disallowed under these rules will be added to your tax basis of the shares purchased.

The Fund's investment in options, futures contracts and forward contracts, including transactions involving actual or deemed short sales or foreign exchange gains or losses are subject to many complex and special tax rules. For example, over-the-counter options on debt securities and equity options, including options on stock and on narrow-based stock indexes, will be subject to tax under Section 1234 of the Code, generally producing a long-term or short-term capital gain or loss upon exercise, lapse, or closing out of the option or sale of the underlying stock or security. By contrast, the Fund treatment of certain other options, futures and forward contracts entered into by the Fund is generally governed by Section 1256 of the Code. These "Section 1256" positions generally include listed options on debt securities, options on broad-based stock indexes, options on securities indexes, options on futures contracts, regulated futures contracts and certain foreign currency contracts and options thereon.

Absent a tax election to the contrary, each such Section 1256 position held by the Fund will be mark-to-market (i.e., treated as if it were sold for fair market value) on the last business day of the Fund's fiscal year, and all gain or loss associated with fiscal year transactions and mark-to-market positions at fiscal year end (except certain foreign currency gain or loss covered by Section 988 of the Code, which is treated as ordinary income or loss) will generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The effect of Section 1256 mark-to-market rules may be to accelerate income or to convert what otherwise would have been long-term capital gains into short-term capital gains or short-term capital losses into long-term capital losses within the Fund. The acceleration of income on Section 1256 positions may require the Fund to accrue taxable income without the corresponding receipt of cash. In order to generate cash to satisfy the distribution requirements of the Code, the Fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares. In these ways, any or all of these rules may affect both the amount, character and time of income distributed to you by the Fund.

When the Fund holds an option or contract which substantially diminishes the Fund's risk of loss with respect to another position of the Fund (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, resulting in possible deferral of losses, adjustments in the holding periods of Fund securities and conversion of short-term capital losses into long-term capital losses. Certain tax elections exist for mixed straddles (i.e., straddles comprised of at least one Section 1256 position and at least one non-Section 1256 position) which may reduce or eliminate the operation of these straddle rules.

As a regulated investment company, the Fund is subject to the requirement that less than 30% of its annual gross income be derived from the sale or other disposition of securities and certain other investments held for less than three months ("short-short income"). This requirement may limit the Fund's ability to engage in options, straddles, hedging transactions and forward or futures contracts because these transactions are often consummated in less than three months, may require the sale of portfolio securities held less than three months and may, as in the case of short sales of portfolio securities reduce the holding periods of certain securities within the Fund, resulting in additional short-short income for the Fund.

The Fund will monitor its transactions in such options and contracts and may make certain other tax elections in order to mitigate the effect of the above rules and to prevent disqualification of the Fund as a regulated investment company under Subchapter M of the Code.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. If more than 50% of the value of the Fund's total assets at the close of its taxable year consist of securities of foreign corporations, the Fund will be eligible and intends to elect to "pass through" to the Fund's shareholders the amount of foreign taxes paid by the Fund. Pursuant to this election, you will be required to include in gross income (in addition to taxable dividends actually received) your pro rata share of foreign taxes paid by the Fund, and will be entitled either to deduct (as an itemized deduction) his pro rata share of foreign income and similar taxes in computing your taxable income or to use it as a foreign tax credit against U.S. Federal income tax liability, subject to limitations. No deduction for foreign taxes may be subject to limitations. No deductions for foreign taxes may be claimed by you if you do not itemize deductions, but you may be eligible to claim the foreign tax credit (see below). You will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the fund will be "pass through" for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed your U.S. tax attributable to foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund's income flows through to you. With respect to the Fund, gains from the sales of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivable and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by the Fund. You may be unable to claim a credit for the full amount of your proportionate share of the foreign taxes paid by the Fund. Foreign taxes may not be deducted in computing alternative minimum taxable income and the foreign tax credit can be used to offset only 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If the Fund is not eligible to make the election to "pass through" to you its foreign taxes, the foreign income taxes it pays generally will reduce investment company taxable income and the distributions by the Fund will be treated as U.S. source income.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currencies, foreign currency payables or receivables, foreign currency-denominated debt securities, foreign currency forward contracts, and options or futures contracts on foreign currencies are subject to special tax rules which may cause such gains and losses to be treated as ordinary income and losses rather than capital gains and losses and may affect the amount and timing of the Fund's income or loss from such transactions and in turn its distributions to shareholders. Additionally, investments in foreign securities pose special issues to the Fund in meeting its asset diversification and income tests as a regulated investment company. The Fund will limit its investments in foreign securities to the extent necessary to comply with these requirements.

In order for the Fund to qualify as a regulated investment company, at least 90% of the Fund's annual gross income must consist of dividends, interest and certain other types of qualifying income, and no more than 30% of its annual gross income may be derived from the sale or other disposition of securities or certain other instruments held for less than three months. Foreign exchange gains derived by the Fund with respect to the Fund's business of investing in stock or securities, or options or futures with respect to such stock or securities is qualifying income for purposes of this 90% limitation.

Currency speculation or the use of currency forward contracts or other currency instruments for non-hedging purposes may generate gains deemed not to be derived with respect to the Fund's principal business of investing in stock or securities and related options or futures. Under current law, non-directly related gains arising from foreign currency positions or instruments held for less than three months are treated as derived from the disposition of securities held less than three months in determining the Fund's compliance with the 30% limitation. The Fund will limit its activities involving foreign exchange gains to the extent necessary to comply with these requirements.

The foregoing discussion and related discussion in the Prospectus have been prepared by the management of the Trust and do not purport to be a complete description of all tax implications of an investment in the Fund. You are advised to consult your own tax advisors with respect to the particular tax consequences to you of an investment in the Fund.

THE FUND'S UNDERWRITER

Pursuant to an underwriting agreement, Distributors acts as principal underwriter in a continuous public offering for each class of the Fund's shares. The underwriting agreement will continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the underwriting agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The underwriting agreement terminates automatically in the event of its assignment and may be terminated by either party on 90 days' written notice.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

Distributors will not receive compensation from the Fund for acting as underwriter with respect to the Advisor Class shares.

HOW DOES THE FUND MEASURE PERFORMANCE?

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return and current yield quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. If a Rule 12b-1 plan is adopted, performance figures reflect fees from the date of the plan's implementation. An explanation of these and other methods used by the Fund to compute or express performance for the Advisor Class shares follows. For any period prior to January 1, 1997, the standardized performance quotations for Advisor Class will be calculated by substituting the performance of Class I for the relevant time period, and excluding the effect of the maximum sales charge and including the effect of Rule 12b-1 fees applicable to Class I. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

TOTAL RETURN

Average Annual Total Return. Average annual total return is determined by finding the average annual rates of return over one-, five- and ten-year periods, or fractional portion thereof, that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes income dividends and capital gain distributions are reinvested at Net Asset Value. The quotation assumes the account was completely redeemed at the end of each one-, five- and ten-year period and the deduction of all applicable charges and fees. The average annual total return for Advisor Class shares for the one-year periods ended May 31, 1996 and the period from inception (12/31/92) to April 30, 1996 would have been -0.87% and 9.19%.

These rates of return will be calculated according to the SEC formula:


                                        n
                                  P(1+T)  = ERV

where:

P   = a hypothetical initial payment of $1,000

T   = average annual total return

n   = number of years

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- or ten-year periods at the end of the one-, five- or ten-year periods (or fractional portion thereof)

Cumulative Total Return. The Fund may also quote the cumulative total return for each class, in addition to the average annual total return. These quotations are computed the same way, except the cumulative total return will be based on the actual return for each class for a specified period rather than on the average return over one-, five- and ten-year periods, or fractional portion thereof. The cumulative total return for Advisor Class shares for the one-year period ended April 30, 1996 and for the period from inception (12/31/92) to April 30, 1996 would have been -0.87% and 34.07%.

YIELD

Current Yield. Current yield of each class shows the income per share earned by the Fund. It is calculated by dividing the net investment income per share of each class earned during a 30-day base period by the Net Asset Value per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of the class during the base period. The yield for the 30-day period ended May 31, 1996 for the Advisor Class shares would have been 4.30%.

These rates of return will be calculated using the following SEC formula:
                                                 6
                           Yield = 2 [( a-b + 1 ) - 1]
                                         ----
                                       cd
where:

a =dividends and interest earned during the period

b =expenses accrued for the period (net of reimbursements)

c =the average daily number of shares outstanding during the period that were entitled to receive dividends

d  =the Net Asset Value per share on the last day of the period

CURRENT DISTRIBUTION RATE

Current yield, which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts which were or will be paid to shareholders of a class. Amounts paid to shareholders are reflected in the quoted current distribution rate. For Advisor Class, the current distribution rate is usually computed by annualizing the dividends paid per share by the class during a certain period and dividing that amount by the current Net Asset Value. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than interest, such as premium income from option writing and short-term capital gains and is calculated over a different period of time. The current distribution rate for the 30-day period ended May 31, 1996 for the Advisor Class shares would have been 5.56%.

VOLATILITY

Occasionally statistics may be used to show the Fund's volatility or risk. Measures of volatility or risk are generally used to compare the Fund's Net Asset Value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of Net Asset Value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS

For any period prior to January 1, 1997, sales literature about Advisor Class may quote a current distribution rate, yield, cumulative total return, average annual total return and other measures of performance as described elsewhere in this SAI by substituting the performance of Class I for the relevant time period and excluding the effect of the maximum sales charge and Rule 12b-1 fees applicable to Class I.

Sales literature referring to the use of the Fund as a potential investment for Individual Retirement Accounts (IRAs), Business Retirement Plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The Fund may include in its advertising or sales material information relating to investment objectives and performance results of funds belonging to the Franklin Templeton Group of Funds. Resources is the parent company of the advisors and underwriter of both the Franklin Group of Funds and Templeton Group of Funds.

COMPARISONS

To help you better evaluate how an investment in the Fund may satisfy your investment objective, advertisements and other materials about the Fund may discuss certain measures of each class' performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

a) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks. Comparisons of performance assume reinvestment of dividends.

b) Standard & Poor's 500 Stock Index or its component indices - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

c) The NYSE composite or component indices - an unmanaged index of all industrial, utilities, transportation, and finance stocks listed on the NYSE.

d) Wilshire 5000 Equity Index - represents the return on the market value of all common equity - securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

e) Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

f) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

g) Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk, and total return for mutual funds.

h) Financial publications: The Wall Street Journal, Business Week, Changing Times, Financial World, Forbes, Fortune, and Money magazines - provide performance statistics over specified time periods.

i) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

j) Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates historical measure of yield, price, and total return for common and small company stock, long-term government bonds, Treasury bills, and inflation.

k) Savings and Loan Historical Interest Rates - as published in the U.S. Savings & Loan League Fact Book.

l) Historical data supplied by the research departments of First Boston Corporation, the J. P. Morgan companies, Salomon Brothers, Merrill Lynch, Lehman Brothers and Bloomberg L.P.

m) Standard & Poor's 100 Stock Index - an unmanaged index based on the prices of 100 blue- chip stocks, including 92 industrials, one utility, two transportation companies, and 5 financial institutions. The S&P 100 Stock Index is a smaller more flexible index for options trading.

n) Morningstar - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk adjusted performance of a fund over specified time periods relative to other funds within its category.

From time to time, advertisements or information for the Fund may include a discussion of certain attributes or benefits to be derived from an investment in the Fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information may also compare the performance of Advisor Class to the return on CDs or other investments. You should be aware, however, that an investment in the Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. For example, as the general level of interest rates rise, the value of the Fund's fixed-income investments, as well as the value of its shares that are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of the Fund's shares can be expected to increase. CDs are frequently insured by an agency of the U.S. government. An investment in the Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that the Fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION

The Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that these goals will be met.

The Fund is a member of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin, one of the oldest mutual fund organizations, has managed mutual funds for over 48 years and now services more than 2.5 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton Worldwide, Inc., a pioneer in international investing. Together, the Franklin Templeton Group has over $152 billion in assets under management for more than 4.2 million U.S. based mutual fund shareholder and other accounts. The Franklin Templeton Group of Funds offers 121 U.S. based open-end investment companies to the public. The Fund may identify itself by its NASDAQ symbol or CUSIP number.

The Dalbar Surveys, Inc. broker-dealer survey has ranked Franklin number one in service quality for five of the past eight years.

From time to time, the number of Fund shares held in the "street name" accounts of various Securities Dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. To the best knowledge of the Fund, no other person holds beneficially or of record more than 5% of the Fund's outstanding Advisor Class shares.

In the event of disputes involving multiple claims of ownership or authority to control your account, the Fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, prior to executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a Notice of Levy.

Summary of Code of Ethics. Employees of Resources or its subsidiaries who are access persons under the 1940 Act are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance officer and must be completed within 24 hours after clearance; (ii) copies of all brokerage confirmations must be sent to a compliance officer and, within 10 days after the end of each calendar quarter, a report of all securities transactions must be provided to the compliance officer; and (iii) access persons involved in preparing and making investment decisions must, in addition to (i) and (ii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

FINANCIAL STATEMENTS

The audited financial statements contained in the Annual Report to Shareholders of the Trust, for the fiscal year ended October 31, 1995, including the auditors' report, and the unaudited financial statements contained in the Semiannual Report to Shareholders of the Trust for the six-month period ended April 30, 1996, are incorporated herein by reference. These financial statements do not include information for Advisor Class as these shares were not publicly offered prior to the date of this SAI.

USEFUL TERMS AND DEFINITIONS

1940 Act - Investment Company Act of 1940, as amended

Advisers - Franklin Advisers, Inc., the Fund's investment manager

Board - The Board of Trustees of the Trust

CD - Certificate of deposit

Class I and Advisor Class - The Fund offers two classes of shares, designated "Class I," and "Advisor Class." The two classes have proportionate interests in the Fund's portfolio. Class I shares are purchased with a sales charge and have a Rule 12b-1 plan. Advisor Class shares are purchased without a sales charge and do not have a Rule 12b-1 plan.

Code - Internal Revenue Code of 1986, as amended

Distributors - Franklin/Templeton Distributors, Inc., the Fund's principal underwriter

Franklin Funds - The mutual funds in the Franklin Group of Funds(R) except Franklin Valuemark Funds and the Franklin Government Securities Trust

Franklin Templeton Funds - The Franklin Funds and the Templeton Funds

Franklin Templeton Group - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

Franklin Templeton Group of Funds - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT Services - Franklin Templeton Services, Inc., the Fund's administrator

Investment Managers - Advisers and TICI, the Fund's subadvisor

Investor Services - Franklin/Templeton Investor Services, Inc., the Fund's shareholder servicing and transfer agent

IRS - Internal Revenue Service

Moody's - Moody's Investors Service, Inc.

Mutual Series - Franklin Mutual Series Fund Inc., a member of the Franklin Group of Funds, formerly the Mutual Series Fund. Each series of Mutual Series began offering three classes of shares on November 1, 1996; Class I, Class II and Class Z. All shares sold before that time are designated Class Z shares.

NASD - National Association of Securities Dealers, Inc.

Net Asset Value (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NYSE - New York Stock Exchange

Offering Price - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge, if applicable. The maximum front-end sales charge is 3% for Class I. Advisor Class shares have no front-end sales charge.

Prospectus - The prospectus for Advisor Class of the Fund dated January 1, 1997, as may be amended from time to time

Resources - Franklin Resources, Inc.

S&P - Standard & Poor's Corporation

SAI - Statement of Additional Information

SEC - U.S. Securities and Exchange Commission

Securities Dealer - A financial institution which, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

Templeton Funds - The U.S. registered mutual funds in the Templeton Group of Funds except Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund

TICI - Franklin Templeton Investment Counsel, Inc., the Fund's subadviser

U.S. - United States

We/Our/Us - Unless a different meaning is indicated by the context, these terms refer to the Fund and/or Investor Services, Distributors, or other wholly-owned subsidiaries of Resources.

FRANKLIN
TEMPLETON HARD
CURRENCY FUND-

ADVISOR CLASS
FRANKLIN TEMPLETON GLOBAL TRUST


STATEMENT OF
ADDITIONAL INFORMATION
777 MARINERS ISLAND BLVD., P.O. BOX 7777 JANUARY 1, 1997
SAN MATEO, CA 94403-7777  1-800/DIAL BEN



Contents                                   Page

How does the Fund Invest its Assets?....    2

What are the Fund's Potential Risks?....    4

Investment Restrictions.................    5

Officers and Trustees...................    6

Investment Management
 and Other Services.....................   10

How does the Fund Buy
 Securities for its Portfolio?..........   11

How Do I Buy, Sell and Exchange Shares?.   12

How are Fund Shares Valued?.............   14

Additional Information on
 Distributions and Taxes................   15

The Fund's Underwriter..................   17

How does the Fund Measure Performance?..   17

Miscellaneous Information...............   20

Financial Statements....................   21

Useful Terms and Definitions............   21


When reading this SAI, you will see certain terms beginning with capital letters. This means the term is explained under "Useful Terms and Definitions."

Franklin Templeton Hard Currency Fund (the "Fund") is a separate non-diversified series of the Franklin Templeton Global Trust (the "Trust"), an open-end management investment company. This SAI relates to the Advisor Class shares of the Fund. The Fund's investment objective is to protect against depreciation of the U.S. dollar relative to other currencies.

Advisor Class shares are only available for purchase by certain persons, including, among others, certain financial institutions (such as banks, trust companies, savings institutions and credit unions); government and tax-exempt entities; pension, profit sharing and employee benefit plans; certain qualified groups, including family trusts, endowments, foundations and corporations; Franklin Templeton Fund Allocator Series; and directors, trustees, officers and full time employees (and their family members) of Franklin Templeton Group and the Franklin Templeton Group of Funds.

The Prospectus, dated January 1, 1997, as may be amended from time to time, contains the basic information you should know before investing in the Fund. For a free copy, call 1-800/DIAL BEN or write the Fund at the address shown.

This SAI is not a prospectus. It contains information in addition to and in more detail than set forth in the Prospectus. This SAI is intended to provide you with additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Prospectus.

MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

O ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

O ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK;

O ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

212 SAIZ 01/97


How does the Fund Invest its Assets?

The following provides more detailed information about some of the securities the Fund may buy and its investment policies. You should read it together with the section in the Prospectus entitled "How does the Fund Invest its Assets?"

Floating and Variable Rate Notes. Floating and variable rate notes generally are unsecured obligations issued by financial institutions and other entities. These obligations typically have a stated maturity in excess of one year. The interest rate on these notes is based on an identified interest rate index and is adjusted automatically at specified intervals, generally not less frequently than semiannually.

Commercial Paper. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs.

Concentration in Financial Services Obligations. Under normal market conditions, the Fund intends to invest at least 25% of its net assets in obligations of companies engaged in the financial services industry. These investments include obligations of the character described below:

Certificates of Deposit. CD's are certificates representing the obligation of a bank or a foreign branch of such bank to repay funds deposited with it for a specified period of time at a stated interest rate.

Time Deposits. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.

Bankers' Acceptances. Bankers' acceptances are credit instruments bearing interest at a stated interest rate and evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

U.S. Banks. Commercial banks organized under U.S. federal law are supervised and examined by the U.S. Comptroller of the Currency and are required to be members of the U.S. Federal Reserve System and to be insured by the U.S. Federal Deposit Insurance Corporation (the "FDIC"). U.S. banks organized under state law are supervised and examined by state banking authorities but are members of the U.S. Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to the Fund depending upon the principal amount of the certificates of deposit of each bank held by the Fund) and are subject to U.S. federal examination and to a substantial body of U.S. federal law and regulation. As a result of U.S. federal and state laws and regulations, domestic branches of U.S. banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

Non-U.S. Banks and Non-U.S. Branches of U.S. Banks. Obligations of non-U.S. branches of U.S. banks and of non-U.S. banks, such as certificates of deposit and time deposits, may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. These obligations are subject to different risks than are those of domestic U.S. banks or U.S. branches of non-U.S. banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Non-U.S. branches of U.S. banks are not necessarily subject to the same or similar regulatory requirements that apply to U.S. banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a non-U.S. branch of a U.S. bank or about a non-U.S. bank than about a U.S. bank.

Obligations of U.S. branches of non-U.S. banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by U.S. federal and state regulation as well as governmental action in the country in which the non-U.S. bank has its head office. A U.S. branch of a non-U.S. bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the U.S. Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, a branch licensed by the U.S. Comptroller of the Currency or a branch licensed by certain states may or may not be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (2) maintain assets with the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of branches licensed by states may not necessarily be insured by the FDIC.

Investing in Foreign Securities. Foreign securities markets generally are not as developed or efficient as those in the U.S. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the U.S. and, at times, volatility of prices can be greater than in the U.S. In addition, there may be less publicly available information about a non-U.S. issuer, and non-U.S. issuers are not generally subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers.

Because foreign securities (e.g., non-U.S. money market instruments) are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars will be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Currency exchange costs may be incurred when the Fund sells instruments denominated in one currency and purchases instruments denominated in another.

Some of the foreign securities may be subject to transaction taxes charged by foreign governments. This would have the effect of increasing the cost of the investments and reduce the realized gain or increase the realized loss on the securities at the time of sale. Transaction costs and custodial expenses for a portfolio of non-U.S. securities generally are higher than for a portfolio of U.S. securities. Interest payments from certain foreign securities may be subject to foreign withholding taxes on interest income payable on the securities.

U.S. government policies have, in the past, through taxation and other restrictions, discouraged certain investments abroad by U.S. investors. While no such restrictions are currently in effect, they could be reinstituted. In that event, it may be necessary for the Fund to invest temporarily all or substantially all of its assets in U.S. money market instruments, or it may become necessary to liquidate the Fund.

Currency Transactions. Generally, the currency exchange transactions of the Fund are conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market for purchasing or selling currency. However, the Fund has authority and intends to enter into forward currency contracts as a hedge against possible variations in the exchange rates between the currencies in which their investments are denominated and other currencies, including the U.S. dollar, or in conjunction with money market instruments for the purpose of obtaining an investment result that is substantially equivalent to a direct investment in a foreign currency denominated instrument. A forward currency contract is an agreement to purchase or sell a specified currency at a specified future date and price set at the time of the contract.

When using forward contracts for hedging purposes, the Fund may enter into forward contracts with respect to either specific transactions ("transaction hedging") or portfolio positions ("position hedging"). Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of the Fund generally owing in connection with the purchase and sale of portfolio securities. Position hedging is the sale of a forward contract on a particular currency with respect to portfolio security positions denominated or quoted in such currency. The Fund will not speculate in forward contracts; however, the Fund will utilize forward contracts in conjunction with money market instruments in a manner which is unrelated to the Fund's normal hedging activities as described above (i.e., to obtain an investment result that is substantially equivalent to a direct investment in a foreign currency denominated instrument).

If the Fund enters into a position hedging transaction, its custodian bank will place cash or readily marketable liquid securities in a segregated account of the Fund in an amount equal to the value of its total assets committed to the consummation of the forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to such contracts.

The Fund may try to hedge up to 100% of its portfolio positions, but will enter into hedging transactions only if considered appropriate by the Investment Managers. The Fund may not enter into a position hedging forward contract if, as a result, it would have more than 10% of the value of its total assets committed to such contracts. Although not a fundamental policy, the Fund does not currently intend to enter into a forward contract with a term of more than one year; or to engage in position hedging with respect to the currency of a particular country to more than the aggregate market value (at the time the hedging transaction is entered into) of its portfolio securities denominated in (or quoted in or currently convertible into or directly related through the use of forward contracts in conjunction with money market instruments to) that particular currency.

It may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. It is possible that, under certain circumstances, the Fund may have to limit currency transactions to qualify as a regulated investment company under the Code.

At or before the maturity of a forward contract, the Fund may either sell a portfolio security and make delivery of the currency, or it may retain the security and terminate its contractual obligation to deliver the currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the currency.

If the Fund retains the portfolio security and engages in an offsetting transaction, it will incur a gain or loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may later enter into a new forward contract to sell the currency. If forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. If forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Transactions in forward contracts will be limited to the transactions described above. Of course, the Fund is not required to enter into forward contracts, and will not do so unless deemed appropriate by the Investment Managers. You should realize that the use of forward contracts does not eliminate fluctuations in the underlying prices of the securities. Forward contracts simply establish a rate of exchange that the Fund can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to fluctuations in the value of the hedged currency, at the same time they tend to limit any potential gain which might result from the change in the value of such currency.

Because the Fund invests primarily in money market instruments denominated in non-U.S. currencies, it may hold foreign currencies pending its investment in the instruments or their conversion into U.S. dollars. Although the Fund values its assets daily in terms of U.S. dollars, it does not convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will convert its holdings from time to time, however, and you should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference, which is known as the spread, between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell the currency to the dealer.

Illiquid Investments. The Board has authorized the Fund to invest in restricted securities where the investment is consistent with the Fund's investment objective and has authorized these securities to be considered liquid to the extent the Fund's Investment Managers determine that there is a liquid institutional or other market for these securities (for example, restricted securities which may be freely transferred among qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, and for which a liquid institutional market has developed). The Board reviews any determination by the Investment Managers to treat a restricted security as liquid on a quarterly basis, including the Investment Managers' assessment of current trading activity and the availability of reliable price information. In determining whether a restricted security is properly considered a liquid security, the Investment Managers and the Board will take into account the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to buy or sell the security and the number of other potential purchasers; (iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). To the extent the Fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the applicable Fund may be increased if qualified institutional buyers become uninterested in buying these securities or the market for these securities contracts.


WHAT ARE THE FUND'S POTENTIAL RISKS?

CURRENCY MOVEMENTS

Exchange rates fluctuate for a number of reasons. Depending on the currency in question and the point in time, some factors may outweigh others in determining the course of exchange rate movements.

1. Inflation. The most fundamental reason exchange rates change is to reflect changes in currencies' purchasing power. Different countries experience different inflation rates due to different monetary and fiscal policies, different product and labor market conditions and a host of other factors.

2. Trade Deficits. Countries with trade deficits tend to experience a depreciating currency. Often, inflation is the cause of a trade deficit, making a country's goods more expensive and less competitive and so reducing demand for its currency.

3. Interest Rates. High interest rates tend to boost currency values in the short run by making such currencies more attractive to investors. Since high interest rates are often the result of high inflation, however, long-term results may be the opposite.

4. Budget Deficits and Low Savings Rates. Countries that run large budget deficits and save little of their national income tend to suffer a depreciating currency because they are forced to borrow abroad to finance their deficits. Payments of interest on this debt can "flood" the currency markets with the currency of the debtor nation.

Also, budget deficits can indirectly contribute to currency depreciation if a government chooses to cope with its deficits and debt by means of inflation.

5. Political Factors. Political instability in a country can cause a currency to depreciate. If the country appears a less desirable place in which to invest and do business, demand for the currency is likely to fall.

6. Government Control. Through their own buying and selling of currencies, the world's central banks sometimes manipulate exchange rate movements. In addition, governments occasionally issue statements to influence people's expectations about the direction of exchange rates, or they may instigate policies with an exchange rate target as the goal.

INVESTMENT RESTRICTIONS

The Fund has adopted the following restrictions as fundamental policies. These restrictions may not be changed without the approval of a majority of the outstanding voting securities of the Fund. Under the 1940 Act, this means the approval of (i) more than 50% of the outstanding shares of the Fund or (ii) 67% or more of the shares of the Fund present at a shareholder meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy, whichever is less. The Fund may not:

 1. Purchase common stocks, preferred stocks, warrants or other equity securities, or purchase municipal bonds or industrial revenue bonds.

 2. Borrow money, except from banks for temporary or emergency (not leveraging) purposes in an amount up to 331/3% of the value of the Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments.

 3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 331/3% of the value of its total assets, but only to secure borrowings for temporary or emergency purposes provided that the deposit or payment of initial or variation margin in connection with transactions in options and futures shall not be treated as a pledge of assets hereunder.

 4. Sell securities short or purchase securities on margin, provided that the deposit or payment of initial or variation margin in connection with transactions in options and futures shall not be treated as the purchase of securities on margin hereunder.

 5. Underwrite the securities of other issuers.

 6. Purchase or sell real estate, securities of real estate investment trusts, commodities, or oil and gas interests, except that the Fund may purchase or sell currencies, may enter into futures contracts on securities, currencies, securities and other indices or any other financial instruments, and may purchase and sell options on such futures contracts.

 7. Make loans to others except through the purchase of debt obligations referred to in the Prospectus and the entry into repurchase agreements and portfolio lending agreements, provided that the value of securities subject to such lending agreements may not exceed 30% of the value of the Fund's total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Board, including maintenance of collateral of the borrower equal at all times to at least the current market value of the securities loaned.

 8. Invest more than 25% of its assets in the securities of issuers in any industry, provided that there shall be no limitation on the purchase of securities issued or guaranteed by the U.S.
government, its agencies or instrumentalities.

 9. Have invested as of the last day of any fiscal quarter (or other measuring period used for purposes of determining compliance with Subchapter M of the
Code) (a) more than 25% of its total assets in the securities of any one issuer, or (b) with respect to 50% of the Fund's total assets, more than 5% of its total assets in the obligations of any one issuer, except for cash and cash items and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

10. Invest in companies for the purpose of exercising control.

11. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

12. Purchase the securities of any issuer having less than three years' continuous operations (or any predecessors) if such purchase would cause the value of the Fund's investments in all such issuers to exceed 5% of the value of its total assets.

Securities issued by a foreign government, its agencies and instrumentalities, as well as supra-national organizations are considered as one industry for concentration purposes.

If a percentage restriction is met at the time of investment, a later increase or decrease in the percentage due to a change in the value of portfolio securities or the amount of assets will not be considered a violation of any of the foregoing restrictions.


OFFICERS AND TRUSTEES




The Board has the responsibility for the overall management of the Fund, including general supervision and review of its investment activities. The Board, in turn, elects the officers of the Fund who are responsible for administering the Fund's day-to-day operations. The affiliations of the officers and Board members and their principal occupations for the past five years are shown below. Members of the Board who are considered "interested persons" of the Fund under the 1940 Act are indicated by an asterisk (*).

                              Positions and Offices  Principal Occupation During
  Name, Age and Address       with the Trust             the Past Five Years

  Frank H. Abbott, III (75)   Trustee
  1045 Sansome St.
  San Francisco, CA 94111

                                                  President and Director, Abbott
                                                  Corporation (an investment
                                                  company); and director,
                                                  trustee or managing general
                                                  partner, as the case may be,
                                                  of 31 of the investment
                                                  companies in the Franklin
                                                  Group of Funds.

  Harris J. Ashton (64)       Trustee
  General Host Corporation
  Metro Center, 1 Station Place
  Stamford, CT 06904-2045

                                                  President, Chief Executive
                                                  Officer and Chairman of the
                                                  Board, General Host
                                                  Corporation (nursery and craft
                                                  centers); Director, RBC
                                                  Holdings, Inc. (a bank holding
                                                  company) and Bar-S Foods; and
                                                  director, trustee or managing
                                                  general partner, as the case
                                                  may be, of 55 of the
                                                  investment companies in the
                                                  Franklin Templeton Group of
                                                  Funds.

  David K. Eiteman (66)       Trustee
  HC2, Box 8076
  Frazier Park, CA 93225

                                                  Since 1959, Professor of
                                                  Finance in the John E.
                                                  Anderson Graduate School of
                                                  Management, University of
                                                  California, Los Angeles. From
                                                  1988 to June 1993, a Trustee
                                                  of the Huntington Investment
                                                  Trust.

  S. Joseph Fortunato (64)    Trustee
  Park Avenue at Morris County
  P. O. Box 1945
  Morristown, NJ 07962-1945

                                                  Member of the law firm of
                                                  Pitney, Hardin, Kipp & Szuch;
                                                  Director of General Host
                                                  Corporation; director, trustee
                                                  or managing general partner,
                                                  as the case may be, of 57 of
                                                  the investment companies in
                                                  the Franklin Templeton Group
                                                  of Funds.

  David W. Garbellano (81)    Trustee
  111 New Montgomery St., #402
  San Francisco, CA 94105

                                                  Private Investor; Assistant
                                                  Secretary/Treasurer and
                                                  Director, Berkeley Science
                                                  Corporation (a venture capital
                                                  company); and director,
                                                  trustee or managing general
                                                  partner, as the case may be,
                                                  of 30 of the investment
                                                  companies in the Franklin
                                                  Group of Funds.

* Donald P. Gould (38)        President
  777 Mariners Island Blvd.   and Trustee
  San Mateo, CA 94404

                                                  Managing Director, Templeton
                                                  Worldwide, Inc; from November
                                                  1993 to present, Executive
                                                  Vice President, Franklin
                                                  Institutional Services
                                                  Corporation; from January 1995
                                                  to present, Senior Vice
                                                  President of Templeton
                                                  Franklin Investment Services,
                                                  Inc.; from February 1992 to
                                                  November 1993, independent
                                                  consultant to the Trust; and
                                                  from February 1992 to June
                                                  1993, independent consultant
                                                  to Huntington Investment
                                                  Trust. From December 1985 to
                                                  February 1992, Chairman of the
                                                  Board of the Trust. From 1988
                                                  to June 1993, President and
                                                  Trustee, from 1988 to February
                                                  1992, Chairman of the Board,
                                                  Huntington Investment Trust.
                                                  From October 1985 to February
                                                  1992, President and Director
                                                  of Huntington Advisers, Inc.,
                                                  a mutual fund investment
                                                  adviser, and President of
                                                  Huntington Investments, Inc.,
                                                  a mutual fund underwriter.

  Gerald R. Healy (55)        Trustee
  5917 Cleveland Street
  Morton Grove, IL 60053

                                                  Since April 1994, a private
                                                  consultant. From July 1993 to
                                                  March 1994, Director of
                                                  Corporate Management Resources
                                                  of Alliance Imaging, Inc. From
                                                  1989, Executive Vice President
                                                  of Capital Health Services
                                                  Corp. Prior to that time, a
                                                  private investor. From 1988 to
                                                  June 1993, a Trustee of the
                                                  Huntington Investment Trust.

* Charles B. Johnson (63)     Chairman
  777 Mariners Island Blvd.   of the Board
  San Mateo, CA 94404         and Trustee

                                                  President and Director,
                                                  Franklin Resources, Inc.;
                                                  Chairman  of the Board
                                                  and Director, Franklin
                                                  Advisers, Inc. and
                                                  Franklin Templeton
                                                  Distributors, Inc.; Director,
                                                  Franklin/Templeton
                                                  Investor Services, Inc. and
                                                  General  Host Corporation; and
                                                  officer and/or director,
                                                  trustee or managing general
                                                  partner, as the case may be,
                                                  of most other subsidiaries of
                                                  Franklin Resources,
                                                  Inc. and of 56 of the
                                                  investment companies in the
                                                  Franklin Templeton Group of
                                                  Funds.

* Rupert H. Johnson, Jr. (56) Vice President
  777 Mariners Island Blvd.   and Trustee
  San Mateo, CA 94404

                                                  Executive Vice President and
                                                  Director, Franklin Resources,
                                                  Inc. and Franklin Templeton
                                                  Distributors, Inc.; President
                                                  and Director, Franklin
                                                  Advisers, Inc.; Director,
                                                  Franklin/Templeton Investor
                                                  Services, Inc.; and officer
                                                  and/or director, trustee or
                                                  managing general partner, as
                                                  the case may be, of most other
                                                  subsidiaries of Franklin
                                                  Resources, Inc. and of 60
                                                  of the investment companies in
                                                  the  Franklin Templeton Group
                                                  of Funds.

  David P. Kraus (39)         Trustee
  Bet Tzedek Legal Services
  145 South Fairfax Ave., Suite 200
  Los Angeles, CA 90036-2166

                                                  Since 1981, an attorney with
                                                  various private law firms in
                                                  Los Angeles. Also, since
                                                  October 1995, an attorney with
                                                  Bet Tzedek Legal Services.



  Frank W. T. LaHaye (67)     Trustee
  20833 Stevens Creek Blvd.
  Suite 102
  Cupertino, CA 95014

                                                  General Partner, Peregrine
                                                  Associates and Miller &
                                                  LaHaye, which are General
                                                  Partners of Peregrine Ventures
                                                  and Peregrine Ventures II
                                                  (venture capital firms);
                                                  Chairman of the Board and
                                                  Director, Quarterdeck Office
                                                  Systems, Inc.; Director,
                                                  FischerImaging Corporation;
                                                  and director, trustee or
                                                  managing general partner, as
                                                  the case may be, of 26 of the
                                                  investment companies in the
                                                  Franklin Group of Funds.

  Gordon S. Macklin (68)      Trustee
  8212 Burning Tree Road
  Bethesda, MD 20817

                                                  Chairman, White River
                                                  Corporation (information
                                                  services); Director, Fund
                                                  American Enterprises Holdings,
                                                  Inc., Lockheed Martin
                                                  Corporation, MCI
                                                  Communications Corporation,
                                                  MedImmune, Inc.
                                                  (biotechnology), InfoVest
                                                  Corporation (information
                                                  services), and Fusion Systems
                                                  Corporation (industrial
                                                  technology); and Source One
                                                  Mortgage Services Corporation
                                                  (information services); and
                                                  director, trustee or managing
                                                  general partner, as the case
                                                  may be, of 52 of the
                                                  investment companies in the
                                                  Franklin Templeton Group of
                                                  Funds; and formerly held the
                                                  following positions: Chairman,
                                                  Hambrecht and Quist Group;
                                                  Director, H & Q Healthcare
                                                  Investors; and President,
                                                  National Association of
                                                  Securities Dealers, Inc.

  Harmon E. Burns (51)        Vice President
  777 Mariners Island Blvd.
  San Mateo, CA 94404

                                                  Executive Vice President,
                                                  Secretary and Director,
                                                  Franklin Resources, Inc.;
                                                  Executive Vice President and
                                                  Director, Franklin Templeton
                                                  Distributors, Inc.; Executive
                                                  Vice President, Franklin
                                                  Advisers, Inc.; Director,
                                                  Franklin/Templeton Investor
                                                  Services, Inc.; officer and/or
                                                  director, as the case may be,
                                                  of other subsidiaries of
                                                  Franklin Resources, Inc.; and
                                                  officer and/or director or
                                                  trustee of 60 of the
                                                  investment companies in the
                                                  Franklin Templeton Group of
                                                  Funds.

  Kenneth V. Domingues (64)   Vice President -
  777 Mariners Island Blvd.   Financial Reporting
  San Mateo, CA 94404         and Accounting
                              Standards

                                                  Senior Vice President,
                                                  Franklin Resources, Inc.,
                                                  Franklin Advisers, Inc., and
                                                  Franklin Templeton
                                                  Distributors, Inc.; officer
                                                  and/or director, as the case
                                                  may be, of other subsidiaries
                                                  of Franklin Resources, Inc.;
                                                  and officer and/or managing
                                                  general partner, as the case
                                                  may be, of 37 of the
                                                  investment companies in the
                                                  Franklin Group of Funds.

  Martin L. Flanagan (36)     Vice President
  777 Mariners Island Blvd.   and Chief
  San Mateo, CA 94404         Financial Officer

                                                  Senior Vice President, Chief
                                                  Financial Officer and
                                                  Treasurer, Franklin Resources,
                                                  Inc.; Executive Vice
                                                  President, Templeton
                                                  Worldwide, Inc.; Senior Vice
                                                  President and Treasurer,
                                                  Franklin Advisers, Inc. and
                                                  Franklin Templeton
                                                  Distributors, Inc.; Senior
                                                  Vice President,
                                                  Franklin/Templeton Investor
                                                  Services, Inc.; officer of
                                                  most other subsidiaries of
                                                  Franklin Resources, Inc.; and
                                                  officer of 60 of the
                                                  investment companies in the
                                                  Franklin Templeton Group of
                                                  Funds.

  Deborah R. Gatzek (48)      Vice President
  777 Mariners Island Blvd.   and Secretary
  San Mateo, CA 94404

                                                  Senior Vice President and
                                                  General Counsel, Franklin
                                                  Resources, Inc.; Senior Vice
                                                  President, Franklin Templeton
                                                  Distributors, Inc.; Vice
                                                  President, Franklin Advisers,
                                                  Inc. and officer of 60 of the
                                                  investment companies in the
                                                  Franklin Templeton Group of
                                                  Funds.

  Charles E. Johnson (40)     Vice President
  777 Mariners Island Blvd.
  San Mateo CA 94404

                                                  Senior Vice President and
                                                  Director, Franklin Resources,
                                                  Inc.; Senior Vice President,
                                                  Franklin Templeton
                                                  Distributors, Inc.; President
                                                  and Director, Templeton
                                                  Worldwide, Inc. and Franklin
                                                  Institutional Services
                                                  Corporation; officer and/or
                                                  director, as the case may be,
                                                  of some of the subsidiaries of
                                                  Franklin Resources, Inc. and
                                                  officer and/or director or
                                                  trustee, as the case may be,
                                                  of 39 of the investment
                                                  companies in the Franklin
                                                  Templeton Group of Funds.

  Diomedes Loo-Tam (57)       Treasurer and
  777 Mariners Island Blvd.   Principal
  San Mateo, CA 94404         Accounting Officer

                                                  Employee of Franklin Advisers,
                                                  Inc.; and officer of 37 of the
                                                  investment companies in the
                                                  Franklin Group of Funds.

  Edward V. McVey (59)        Vice President
  777 Mariners Island Blvd.
  San Mateo, CA 94404

                                                  Senior Vice President/National
                                                  Sales Manager, Franklin
                                                  Templeton Distributors, Inc.;
                                                  and officer of 32 of the
                                                  investment companies in the
                                                  Franklin Group of Funds.

The table above shows the officers and Board members who are affiliated with Distributors and The Investment Managers. Nonaffiliated members of the Board are currently paid $800 per year plus $800 per meeting attended. As shown above, some of the nonaffiliated Board members also serve as directors, trustees or managing general partners of other investment companies in the Franklin Templeton Group of Funds. They may receive fees from these funds for their services. The following table provides the total fees paid to nonaffiliated Board members by the Trust and by other funds in the Franklin Templeton Group of Funds.

                                                               Number of Boards
                                                 Total Fees     in the Franklin
                                 Total Fees   Received from the Templeton Group
                                Received fromFranklin Templetonof Funds on Which
Name                             the Trust*   Group of Funds**  Each Serves***

Frank H. Abbott, III..........     $5,000         $162,420            31

Harris J. Ashton..............      5,000          327,925            55

David K. Eiteman..............      3,400            2,400             1

S. Joseph Fortunato...........      5,000          344,745            57

David Garbellano..............      5,000          146,100            30

Gerald R. Healy...............      4,200            4,000             1

David P. Kraus................      5,000            4,800             1

Frank W.T. LaHaye.............      5,000          143,200            26

Gordon S. Macklin.............      5,000          321,525            52


*For the fiscal year ended October 31, 1995.


**For the calendar year ended December 31, 1995.

***We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. The Franklin Templeton Group of Funds currently includes 61 registered investment companies, with approximately 171 U.S. based funds or series.

Nonaffiliated members of the Board are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director, trustee or managing general partner. No officer or Board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Fund or other funds in the Franklin Templeton Group of Funds. Certain officers or Board members who are shareholders of Resources may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

As of December 6, 1996, the officers and Board members, as a group, owned of record and beneficially the following shares of the Fund: approximately 708 Class I shares, or less than 1% of the Fund's total outstanding Class I shares of the Fund. Many of the Board members also own shares in other funds in the Franklin Templeton Group of Funds. Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E. Johnson.


INVESTMENT MANAGEMENT

AND OTHER SERVICES

Investment Managers and Services Provided. The Fund's investment manager is Advisers. The Fund's subadvisor is TICI. The Investment Managers provide investment research and portfolio management services, including the selection of securities for the Fund to buy, hold or sell and the selection of brokers through whom the Fund's portfolio transactions are executed. The Investment Managers' activities are subject to the review and supervision of the Board to whom they render periodic reports of the Fund's investment activities. Advisers is covered by fidelity insurance on its officers, directors and employees for the protection of the Fund.

The Investment Managers and their affiliates act as investment managers to numerous other investment companies and accounts. The Investment Managers may give advice and take action with respect to any of the other funds they manage, or for their own account, that may differ from action taken by them on behalf of the Fund. Similarly, with respect to the Fund, the Investment Managers are not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that they and access persons, as defined by the 1940 Act, may buy or sell for their own account or for the accounts of any other fund. The Investment Managers are not obligated to refrain from investing in securities held by the Fund or other funds that they manage. Of course, any transactions for the accounts of the Investment Managers and other access persons will be made in compliance with the Trust's Code of Ethics. Please see "Miscellaneous Information Summary of Code of Ethics."

Management Fees. Under its management agreement, the Fund pays Advisers a management fee. The fee is equal to an annual rate of 0.65% of the value of the average daily net assets of the Fund, computed at the close of business on the first business day of each month. Each class pays its proportionate share of the management fee. Under the sub-advisory agreement, Advisers pays TICI a sub-advisory fee, in U.S. dollars, equal to a annual rate of 0.25% of the value of the average daily net assets of the Fund. This fee is not a separate expense of the Fund but is paid by Advisers from the management fees it receives from the Fund.

TICI pays all expenses incurred by it through its activities under the sub-advisory agreement with Advisers, other than the cost of securities purchased for the Fund and brokerage commissions in connection with these purchases.

For the periods ended April 31, 1994, October 31, 1994 and 1995 and April 31, 1996, management fees totaled $106,115, $179,397, $634,188 and 405,992, respectively. Under an agreement by Advisers to limit its fees, the Fund paid $13,792, $113,677, $634,188 and $405,992 for the same periods.

Management Agreement. The management agreement is in effect until July 31, 1998. It may continue in effect for successive annual periods thereafter if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the management agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The management agreement may be terminated without penalty at any time by the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, or by Advisers on 60 days' written notice, and will automatically terminate in the event of its assignment, as defined in the 1940 Act.

Administrative Services. Under an agreement with Advisers, FT Services provides certain administrative services and facilities for the Fund. These include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. FT Services is a wholly owned subsidiary of Resources.

Under its administration agreement, Advisers pays FT Services a monthly administration fee equal to an annual rate of 0.15% of the Fund's average daily net assets up to $200 million, 0.135% of average daily net assets over $200 million up to $700 million, 0.10% of average daily net assets over $700 million up to $1.2 billion, and 0.075% of average daily net assets over $1.2 billion. The fee is paid by Advisers. It is not a separate expense of the Fund.

Shareholder Servicing Agent. Investor Services, a wholly-owned subsidiary of Resources, is the Fund's shareholder servicing agent and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is compensated on the basis of a fixed fee per account.

Custodians. Bank of New York, Mutual Funds Division, 90 Washington Street, New York, New York 10286, acts as custodian of the securities and other assets of the Fund. Bank of America NT & SA, 555 California Street, 4th Floor, San Francisco, California 94104, acts as custodian for cash received in connection with the purchase of Fund shares. Chase Manhattan Bank, Global Securities Service, Chase MetroTech Center, Brooklyn, New York 11245, also acts as custodian of certain securities and other assets of the Fund. Citibank Delaware, One Penn's Way, New Castle, Delaware 19720, acts as custodian in connection with transfer services through bank automated clearing houses. The custodians do not participate in decisions relating to the purchase and sale of portfolio securities.

Auditors. Coopers & Lybrand L.L.P., 333 Market Street, San Francisco, California 94105, are the Fund's independent auditors. During the fiscal year ended October 31, 1995, their auditing services consisted of rendering an opinion on the financial statements of the Fund included in the Trust's Annual Report to Shareholders for the fiscal year ended October 31, 1995. Advisor Class shares of the Fund were not offered to the public before January 1, 1997.

Prior Services. Prior to November 12, 1993, Huntington Advisers, Inc., 251 South Lake Avenue, Suite 600, Pasadena, California 91101, an indirect wholly-owned subsidiary of Long Beach Bank, served as the Trust's manager and Bankers Trust Company, 280 Park Avenue, New York, New York 10015, a wholly-owned subsidiary of Bankers Trust New York Corporation, served as the Fund's investment advisor.

HOW DOES THE FUND BUY

SECURITIES FOR ITS PORTFOLIO?

The selection of brokers and dealers to execute transactions in the Fund's portfolio is made by the Investment Managers in accordance with criteria set forth in the management agreement and any directions that the Board may give. Under the subadvisory agreement, Advisers may delegate to TICI the authority to select securities dealers to execute portfolio transactions for the Fund.

When placing a portfolio transaction, the Investment Managers seek to obtain prompt execution of orders at the most favorable net price. When portfolio transactions are done on a securities exchange, the amount of commission paid by the Fund is negotiated between the Investment Managers and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid in connection with portfolio transactions are based to a large degree on the professional opinions of the persons responsible for the placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. The Investment Managers will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of the Investment Managers, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The amount of commission is not the only factor the Investment Managers consider in the selection of a broker to execute a trade. If the Investment Managers believe it is in the Fund's best interest, the Investment Managers may place portfolio transactions with brokers who provide the types of services described below, even if it means the Fund will pay a higher commission than if no weight were given to the broker's furnishing of these services. This will be done only if, in the opinion of the Investment Managers, the amount of any additional commission is reasonable in relation to the value of the services. Higher commissions will be paid only when the brokerage and research services received are bona fide and produce a direct benefit to the Fund or assist the Investment Managers in carrying out its responsibilities to the Fund, or when it is otherwise in the best interest of the Fund to do so, whether or not such services may also be useful to the Investment Managers in advising other clients.

When the Investment Managers believe several brokers are equally able to provide the best net price and execution, they may decide to execute transactions through brokers who provide quotations and other services to the Fund, in an amount of total brokerage as may reasonably be required in light of these services. Specifically, these services may include providing the quotations necessary to determine the Fund's Net Asset Value, as well as research, statistical and other data.

It is not possible to place a dollar value on the special executions or on the research services received by the Investment Managers from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services permits the Investment Managers to supplement their own research and analysis activities and to receive the views and information of individuals and research staff of other securities firms. As long as it is lawful and appropriate to do so, the Investment Managers and their affiliates may use this research and data in their investment advisory capacities with other clients. If the Fund's officers are satisfied that the best execution is obtained, consistent with internal policies the sale of Fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, may also be considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

Because Distributors is a member of the NASD, it may sometimes receive certain fees when the Fund tenders portfolio securities pursuant to a tender-offer solicitation. As a means of recapturing brokerage for the benefit of the Fund, any portfolio securities tendered by the Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to Advisers will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by the Investment Managers are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the Investment Managers, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund.

During the fiscal year ended April 30, 1994, the period ended October 31, 1994, the fiscal year ended October 31, 1995 and the six-month period ended April 30, 1996, the Fund paid no brokerage commissions.

As of October 31, 1995, the Fund did not own securities of its regular broker-dealers.

HOW DO I BUY, SELL AND EXCHANGE SHARES?

ADDITIONAL INFORMATION ON BUYING SHARES

Securities laws of states where the Fund offers its shares may differ from federal law. Banks and financial institutions that sell shares of the Fund may be required by state law to register as Securities Dealers.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund, we may impose a $10 charge against your account for each returned item.

Distributors and/or its affiliates provide financial support to various Securities Dealers that sell shares of the Franklin Templeton Group of Funds. This support is based primarily on the amount of sales of fund shares. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a Securities Dealer's sales and marketing efforts in the Franklin Templeton Group of Funds; a Securities Dealer's support of, and participation in, Distributors' marketing programs; a Securities Dealer's compensation programs for its registered representatives; and the extent of a Securities Dealer's marketing programs relating to the Franklin Templeton Group of Funds. Financial support to Securities Dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain Securities Dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the NASD's rules.

Reinvestment Date. Shares acquired through the reinvestment of dividends will be purchased at the Net Asset Value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

ADDITIONAL INFORMATION ON EXCHANGING SHARES

If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be exchanged into the new fund and will be invested at Net Asset Value. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange is included in the tax section in this SAI and in the Prospectus.

If a substantial number of shareholders should, within a short period, sell their shares of the Fund under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest this money in U.S. short-term, interest-bearing money market instruments unless it is believed that attractive investment opportunities consistent with the Fund's investment objective exist immediately. This money will then be withdrawn from the U.S. short-term money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company are generally not available until the fifth business day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that fifth business day. The sale of Fund shares to complete an exchange will be effected at Net Asset Value at the close of business on the day the request for exchange is received in proper form. Please see "May I Exchange Shares for Shares of Another Fund?" in the Prospectus.

ADDITIONAL INFORMATION ON SELLING SHARES

Systematic Withdrawal Plan. There are no service charges for establishing or maintaining a systematic withdrawal plan. Once your plan is established, any distributions paid by the Fund will be automatically reinvested in your account. Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the first business day of the month in which a payment is scheduled before February 1997 and on the 25th day of the month beginning with your February 1997 payment. If the 25th falls on a weekend or holiday, we will process the redemption on the prior business day.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will automatically discontinue a systematic withdrawal plan if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

Through Your Securities Dealer. If you sell shares through your Securities Dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from your dealer's failure to do so must be settled between you and your Securities Dealer.

Redemptions in Kind. The Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the Board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

GENERAL INFORMATION

If dividend checks are returned to the Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at Net Asset Value until we receive new instructions.

If mail is returned as undeliverable or we are unable to locate you or verify your current mailing address, we may deduct the costs of our efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

Special Services. The Franklin Templeton Institutional Services Department provides specialized services, including recordkeeping, for institutional investors. The cost of these services is not borne by the Fund.

Investor Services may pay certain financial institutions that maintain omnibus accounts with the Fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the Fund may reimburse Investor Services an amount not to exceed the per account fee that the Fund normally pays Investor Services. These financial institutions may also charge a fee for their services directly to their clients.

Certain shareholder servicing agents may be authorized to accept your transaction request.

HOW ARE FUND SHARES VALUED?

We calculate the Net Asset Value per share of each class as of the scheduled close of the NYSE, generally 1:00 p.m. Pacific time, each day that the NYSE is open for trading. As of the date of this SAI, the Fund is informed that the NYSE observes the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

For the purpose of determining the aggregate net assets of the Fund, cash and receivables are valued at their realizable amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date. Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and ask prices. Over-the-counter portfolio securities are valued within the range of the most recent quoted bid and ask prices. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by the Investment Managers.

Portfolio securities underlying actively traded call options are valued at their market price as determined above. The current market value of any option held by the Fund is its last sale price on the relevant exchange before the time when assets are valued. Lacking any sales that day or if the last sale price is outside the bid and ask prices, options are valued within the range of the current closing bid and ask prices if the valuation is believed to fairly reflect the contract's market value.

The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the NYSE, if that is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the mean between the current bid and ask prices is used. Occasionally events that affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the Net Asset Value of each class. If events materially affecting the values of these foreign securities occur during this period, the securities will be valued in accordance with procedures established by the Board.

Generally, trading in U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the Net Asset Value of each class is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the scheduled close of the NYSE that will not be reflected in the computation of the Net Asset Value of each class. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the Board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board. With the approval of the Board, the Fund may utilize a pricing service, bank or Securities Dealer to perform any of the above described functions.

ADDITIONAL INFORMATION ON

DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

You may receive two types of distributions from the Fund:

1. Income dividends. The Fund receives income generally in the form of interest and other income derived from its investments. This income, less the expenses incurred in the Fund's operations, is its net investment income from which income dividends may be distributed. Thus, the amount of dividends paid per share may vary with each distribution.

2. Capital gain distributions. The Fund may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Distributions by the Fund derived from net short-term and net long-term capital gains (after taking into account any capital loss carryforward or post October loss deferral) may generally be made once a year in December to reflect any net short-term and net long-term capital gains realized by the Fund as of October 31 of the current fiscal year and any undistributed capital gains from the prior fiscal year. The Fund may make more than one distribution derived from net short-term and net long-term capital gains in any year or adjust the timing of these distributions for operational or other reasons.

TAXES

As stated in the Prospectus, the Fund has elected and qualified to be treated as a regulated investment company under Subchapter M of the Code. The Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund will be subject to federal and possibly state corporate taxes on its taxable income and gains, and distributions to shareholders will be taxable to the extent of the Fund's available earnings and profits.

The Code requires all funds to distribute at least 98% of their taxable ordinary income earned during the calendar year and at least 98% of their capital gain net income earned during the twelve month period ending October 31 of each year (in addition to amounts from the prior year that were neither distributed nor taxed to the Fund) to shareholders by December 31 of each year in order to avoid the imposition of a federal excise tax. Under these rules, certain distributions which are declared in October, November or December but which, for operational reasons, may not be paid to you until the following January, will be treated for tax purposes as if paid by the Fund and received by you on December 31 of the calendar year in which they are declared. The Fund intends as a matter of policy to declare such dividends, if any, in December or January to avoid the imposition of this tax, but does not guarantee that its distributions will be sufficient to avoid any or all federal excise taxes.

For corporate shareholders, none of the distributions paid by the Fund for the fiscal year ended October 31, 1995 qualified for the corporate dividends-received deduction and it is not anticipated that any of the current year's dividends will qualify.

Redemptions and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. Gain or loss will be recognized in an amount equal to the difference between your basis in the shares and the amount you received, subject to the rules described below. If such shares are a capital asset in your hands, gain or loss will be capital gain or loss and will be long-term for federal income tax purposes if your shares have been held for more than one year.

All or a portion of the sales charge incurred in buying shares of the Fund will not be included in the federal tax basis of shares sold or exchanged within ninety (90) days of their purchase (for purposes of determining gain or loss with respect to such shares) if the sales proceeds are reinvested in the Fund or in another fund in the Franklin Templeton Funds and a sales charge which would otherwise apply to the reinvestment is reduced or eliminated. Any portion of the sales charge excluded from the tax basis of the shares sold will be added to the tax basis of the shares acquired in the reinvestment. You should consult with your tax advisor concerning the tax rules applicable to the redemption or exchange of fund shares.

The Fund will inform you of the source of dividends and distributions at the time they are paid, and will promptly after the close of each calendar year advise you of the tax status for federal income tax purposes of such dividends and distributions.

All or a portion of a loss realized upon a redemption of shares will be disallowed to the extent you buy other shares of the Fund (through reinvestment of dividends or otherwise) within 30 days before or after the redemption. Any loss disallowed under these rules will be added to your tax basis of the shares purchased.

The Fund's investment in options, futures contracts and forward contracts, including transactions involving actual or deemed short sales or foreign exchange gains or losses are subject to many complex and special tax rules. For example, the Fund's treatment of options on futures contracts, regulated futures contracts, and certain foreign currency forward contracts and options thereon is generally governed by Section 1256 of the Code. Absent a tax election to the contrary, each such Section 1256 position held by the Fund will be marked-to-market (i.e., treated as if it were sold for fair market value) on the last business day of the Fund's fiscal year, and all gain or loss associated with marked-to-market positions at fiscal year end (except certain foreign currency gain or loss covered by Section 988 of the Code, which is treated as ordinary income or loss) will generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The effect of Section 1256 marked-to-market rules may be to accelerate income or to convert what otherwise would have been long-term capital gains into short-term capital gains or short-term capital losses into long-term capital losses within the Fund. The acceleration of income on Section 1256 positions may require the Fund to accrue taxable income without the corresponding receipt of cash. In order to generate cash to satisfy the distribution requirements of the Code, the Fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares. In these ways, any or all of these rules may affect both the amount, character and time of income distributed to you by the Fund.

When the Fund holds an option or contract which substantially diminishes the Fund's risk of loss with respect to another position of the Fund (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, resulting in possible deferral of losses, adjustments in the holding periods of Fund securities and conversion of short-term capital losses into long-term capital losses. Certain tax elections exist for mixed straddles (i.e., straddles comprised of at least one Section 1256 position and at least one non-Section 1256 position) which may reduce or eliminate the operation of these straddle rules.

As a regulated investment company, the Fund is subject to the requirement that less than 30% of its annual gross income be derived from the sale or other disposition of securities and certain other investments held for less than three months ("short-short income"). This requirement may limit the Fund's ability to engage in options, straddles, hedging transactions and forward or futures contracts because these transactions are often consummated in less than three months, may require the sale of portfolio securities held less than three months and may, as in the case of short sales of portfolio securities reduce the holding periods of certain securities within the Fund, resulting in additional short-short income for the Fund.

The Fund will monitor its transactions in such options and contracts and may make certain other tax elections in order to mitigate the effect of the above rules and to prevent disqualification of the Fund as a regulated investment company under Subchapter M of the Code.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currencies, foreign currency payables or receivables, foreign currency-denominated debt securities, foreign currency forward contracts, and options or futures contracts on foreign currencies are subject to special tax rules which may cause such gains and losses to be treated as ordinary income and losses rather than capital gains and losses and may affect the amount and timing of the Fund's income or loss from such transactions and in turn its distributions to you.

In order for the Fund to qualify as a regulated investment company, at least 90% of the Fund's annual gross income must consist of dividends, interest and certain other types of qualifying income, and no more than 30% of its annual gross income may be derived from the sale or other disposition of securities or certain other instruments held for less than three months. Foreign exchange gains, derived by the Fund with respect to the Fund's business of investing in stock or securities, or options or futures with respect to such stock or securities, constitute qualifying income for purposes of the 90% limitation.

Currency speculation or the use of currency forward contracts or other currency instruments for non-hedging purposes may generate gains deemed to be not directly related to the Fund's principal business of investing in stock or securities and related options or futures. Under current law, non-directly-related gains arising from foreign currency positions or instruments held for less than three months are treated as derived from the disposition of securities held less than three months in determining the Fund's compliance with the 30% limitation. The Fund will limit its activities involving foreign exchange gains to the extent necessary to comply with these requirements.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible and intends to elect to "pass through" to you, as the Fund's shareholders, the amount of foreign taxes paid by the Fund. Pursuant to this election, you will be required to include in gross income (in addition to taxable dividends actually received) your pro rata share of the foreign taxes paid by the Fund, and will be entitled either to deduct (as an itemized deduction) your pro rata share of the foreign income and similar taxes in computing your taxable income or to use it as a foreign tax credit against your U.S. Federal income tax liability, subject to limitations. You may not claim a deduction for foreign taxes if you do not itemize deductions, but you may be eligible to claim the foreign tax credit (see below). You will be notified within 60 days after the close of the Fund's fiscal year whether the foreign taxes paid by the Fund will "pass through" for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed your U.S. tax attributable to foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund's income flows through to you. With respect to the Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by the Fund. You may be unable to claim a credit for the full amount of your proportionate share of the foreign taxes paid by the Fund. Foreign taxes may not be deducted in computing alternative minimum taxable income and the foreign tax credit can be used to offset only 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If the Fund is not eligible to make the election to "pass through" to you its foreign taxes, the foreign income taxes it pays generally will reduce investment company taxable income and the distributions by that Fund will be treated as U.S. source income.

THE FUND'S UNDERWRITER

Pursuant to an underwriting agreement, Distributors acts as principal underwriter in a continuous public offering for each class of the Fund's shares. The underwriting agreement will continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the underwriting agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The underwriting agreement terminates automatically in the event of its assignment and may be terminated by either party on 90 days' written notice.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

Distributors will not receive compensation from the Fund for acting as underwriter with respect to the Advisor Class shares.

HOW DOES THE FUND MEASURE PERFORMANCE?

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return and the current yield quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. If a Rule 12b-1 plan is adopted, performance figures reflect fees from the date of the plan's implementation. An explanation of these and other methods used by the Fund to compute or express performance for the Advisor Class shares follows. For any period prior to January 1, 1997, the standardized performance quotations for Advisor Class will be calculated by substituting the performance of Class I for the relevant time period, and excluding the effect of the maximum sales charge and including the effect of Rule 12b-1 fees applicable to Class I. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

TOTAL RETURN

Average Annual Total Return. Average annual total return is determined by finding the average annual rates of return over one-, five- and ten-year periods, or fractional portion thereof, that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes income dividends and capital gain distributions are reinvested at Net Asset Value. The quotation assumes the account was completely redeemed at the end of each one-, five- and ten-year period and the deduction of all applicable charges and fees. The average annual total return for Advisor Class shares for the one- and three-year periods ended April 30, 1996 and for the period from inception (11/17/89) to April 30, 1996 would have been -8.92%, 7.79% and 9.14%.

These rates of return will be calculated according to the SEC formula:


                                        n
                                  P(1+T)  = ERV

where:

P  = a hypothetical initial payment of $1,000

T  = average annual total return

n  = number of years

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- or ten-year periods at the end of the one-, five- or ten-year periods (or fractional portion thereof)

Cumulative Total Return. The Fund may also quote the cumulative total return for each class, in addition to the average annual total return. These quotations are computed the same way, except the cumulative total return will be based on the actual return for each class for a specified period rather than on the average return over one-, five- and ten-year periods, or fractional portion thereof. The cumulative total return for the Advisor Class for the one- and three-year periods ended April 30, 1996 and the period from inception(11/17/89) to April 30, 1996 would have been -8.92%, 14.61% and 75.88%.

YIELD

Current Yield. Current yield of each class shows the income per share earned by the Fund. It is calculated by dividing the net investment income per share of each class earned during a 30-day base period by the Net Asset Value per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of the class during the base period. The yield for the 30-day period ended April 30, 1996 for the Advisor Class shares would have been 3.60%.

These rates of return will be calculated using the following SEC formula:

                                     6
               Yield = 2 [( a-b + 1 )  - 1]
                           ----
                            cd

where:

a  = dividends and interest earned during the period

b  = expenses accrued for the period (net of reimbursements)

c = the average daily number of shares outstanding during the period that were entitled to receive dividends

d  = the Net Asset Value per share on the last day of the period

CURRENT DISTRIBUTION RATE

Current yield, which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts which were or will be paid to shareholders of a class. Amounts paid to shareholders are reflected in the quoted current distribution rate. For Advisor Class, the current distribution rate is usually computed by annualizing the dividends paid per share by the class during a certain period and dividing that amount by the current Net Asset Value. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than interest, such as premium income from option writing and short-term capital gains and is calculated over a different period of time. The current distribution rate for the 30-day period ended April 30, 1996 for the Advisor Class shares would have been 4.82%.

VOLATILITY

Occasionally statistics may be used to show the Fund's volatility or risk. Measures of volatility or risk are generally used to compare the Fund's Net Asset Value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of Net Asset Value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS

For any period prior to January 1, 1997, sales literature about Advisor Class may quote a current distribution rate, yield, cumulative total return, average annual total return and other measures of performance as described elsewhere in this SAI by substituting the performance of Class I for the relevant time period and excluding the effect of the maximum sales charge and Rule 12b-1 fees applicable to Class I.

Sales literature referring to the use of the Fund as a potential investment for Individual Retirement Accounts (IRAs), Business Retirement Plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The Fund may include in its advertising or sales material information relating to investment objectives and performance results of funds belonging to the Franklin Templeton Group of Funds. Resources is the parent company of the advisors and underwriter of both the Franklin Group of Funds and Templeton Group of Funds.

COMPARISONS

To help you better evaluate how an investment in the Fund may satisfy your investment objective, advertisements and other materials about the Fund may discuss certain measures of each class' performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

a) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks. Comparisons of performance assume reinvestment of dividends.

b) Standard & Poor's 500 Stock Index or its component indices - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks.
Comparisons of performance assume reinvestment of dividends.

c) The NYSE composite or component indices - an unmanaged index of all industrial, utilities, transportation, and finance stocks listed on the NYSE.

d) Wilshire 5000 Equity Index - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

e) Lipper - Mutual Fund Performance Analysis, Lipper - Fixed Income Fund Performance Analysis measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

f) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. - analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

g) Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk, and total return for mutual funds.

h) Financial publications: The Wall Street Journal, Business Week, Changing Times, Financial World, Forbes, Fortune, and Money magazines - provide performance statistics over specified time periods.

i) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

j) Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates - historical measure of yield, price, and total return for common and small company stock, long-term government bonds, Treasury bills, and inflation.

k) Savings and Loan Historical Interest Rates - as published in the U.S. Savings & Loan League Fact Book.

l) Historical data supplied by the research departments of First Boston Corporation, the J. P. Morgan companies, Salomon Brothers, Merrill Lynch, Lehman Brothers and Bloomberg L.P.

m) Standard & Poor's 100 Stock Index - an unmanaged index based on the prices of 100 blue-chip stocks, including 92 industrials, one utility, two transportation companies, and 5 financial institutions. The S&P 100 Stock Index is a smaller more flexible index for options trading.

n) Morningstar - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk adjusted performance of a fund over specified time periods relative to other funds within its category.

From time to time, advertisements or information for the Fund may include a discussion of certain attributes or benefits to be derived from an investment in the Fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information may also compare the performance of Advisor Class to the return on CDs or other investments. You should be aware, however, that an investment in the Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. For example, as the general level of interest rates rise, the value of the Fund's fixed-income investments, as well as the value of its shares that are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of the Fund's shares can be expected to increase. CDs are frequently insured by an agency of the U.S. government. An investment in the Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that the Fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION

The Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that these goals will be met.

The Fund is a member of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin, one of the oldest mutual fund organizations, has managed mutual funds for over 48 years and now services more than 2.5 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton Worldwide, Inc., a pioneer in international investing. Together, the Franklin Templeton Group has over $152 billion in assets under management for more than 4.2 million U.S. based mutual fund shareholder and other accounts. The Franklin Templeton Group of Funds offers 121 U.S. based open-end investment companies to the public. The Fund may identify itself by its NASDAQ symbol or CUSIP number.

The Dalbar Surveys, Inc. broker-dealer survey has ranked Franklin number one in service quality for five of the past eight years.

From time to time, the number of Fund shares held in the "street name" accounts of various Securities Dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. To the best knowledge of the Fund, no other person holds beneficially or of record more than 5% of the Fund's outstanding Advisor Class shares.

In the event of disputes involving multiple claims of ownership or authority to control your account, the Fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a Notice of Levy.

Summary of Code of Ethics. Employees of Resources or its subsidiaries who are access persons under the 1940 Act are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance officer and must be completed within 24 hours after clearance; (ii) copies of all brokerage confirmations must be sent to a compliance officer and, within 10 days after the end of each calendar quarter, a report of all securities transactions must be provided to the compliance officer; and (iii) access persons involved in preparing and making investment decisions must, in addition to (i) and (ii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

FINANCIAL STATEMENTS

The audited financial statements contained in the Annual Report to Shareholders of the Trust, for the fiscal year ended October 31, 1995, including the auditors' report, and the unaudited financial statements contained in the Semiannual Report to Shareholders of the Trust for the six-month period ended April 30, 1996, are incorporated herein by reference. These financial statements do not include information for Advisor Class as these shares were not publicly offered prior to the date of this SAI.

USEFUL TERMS AND DEFINITIONS

1940 Act - Investment Company Act of 1940, as amended

Advisers - Franklin Advisers, Inc., the Fund's investment manager

Board - The Board of Trustees of the Trust

CD - Certificate of deposit

Class I and Advisor Class - The Fund offers two classes of shares, designated "Class I," and "Advisor Class." The two classes have proportionate interests in the Fund's portfolio. Class I shares are purchased with a sales charge and have a Rule 12b-1 plan. Advisor Class shares are purchased without a sales charge and do not have a Rule 12b-1 plan.

Code - Internal Revenue Code of 1986, as amended

Distributors - Franklin/Templeton Distributors, Inc., the Fund's principal underwriter

Franklin Funds - The mutual funds in the Franklin Group of Funds(R) except Franklin Valuemark Funds and the Franklin Government Securities Trust

Franklin Templeton Funds - The Franklin Funds and the Templeton Funds

Franklin Templeton Group - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

Franklin Templeton Group of Funds - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT Services - Franklin Templeton Services, Inc., the Fund's administrator

Investment Managers - Advisers and TICI, the Fund's subadvisor

Investor Services - Franklin/Templeton Investor Services, Inc., the Fund's shareholder servicing and transfer agent

IRS - Internal Revenue Service

Mutual Series - Franklin Mutual Series Fund Inc., a member of the Franklin Group of Funds, formerly the Mutual Series Fund. Each series of Mutual Series began offering three classes of shares on November 1, 1996; Class I, Class II and Class Z. All shares sold before that time are designated Class Z shares.

Moody's - Moody's Investors Service, Inc.

NASD - National Association of Securities Dealers, Inc.

Net Asset Value (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NYSE - New York Stock Exchange

Offering Price - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge, if applicable. The maximum front-end sales charge is 3% sales charge for Class I. Advisor Class shares have no front-end sales charge.

Prospectus - The prospectus for Advisor Class of the Fund dated January 1, 1997, as may be amended from time to time

Resources - Franklin Resources, Inc.

S&P - Standard & Poor's Corporation

SAI - Statement of Additional Information

SEC - U.S. Securities and Exchange Commission

Securities Dealer - A financial institution which, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

Templeton Funds - The U.S. registered mutual funds in the Templeton Group of Funds except Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund

TICI - Franklin Templeton Investment Counsel, Inc., the Fund's subadvisor

U.S. - United States

We/Our/Us - Unless a different meaning is indicated by the context, these terms refer to the Fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.